UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Digirad Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2014
To the Stockholders of Digirad Corporation:
You are cordially invited to attend our annual meeting of stockholders on May 12, 2014. We will hold the meeting at 10:00 a.m. Eastern Daylight Time at our headquarters at 1048 Industrial Court, Suwanee, Georgia 30024.
In connection with the annual meeting, we have prepared a proxy statement setting out detailed information about the matters that will be covered at the meeting. We will mail our proxy statement, along with a proxy card, on or about April 8, 2014 to our stockholders of record as of the close of business on March 13, 2014. These materials and our Annual Report on Form 10-K for the year ended December 31, 2013 are also available electronically at our corporate website at www.digirad.com.
Our Board of Directors has fixed the close of business on March 13, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at our annual meeting and at any adjournment(s), postponement(s) or other delay(s) thereof. Voting on the matters to be considered at the annual meeting can be done (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the annual meeting. Important information about attending the annual meeting in person is included in the proxy statement.
The matters that will be considered at the annual meeting are:
1. To elect seven directors, each to a one-year term expiring at our 2015 annual meeting of stockholders or until their successors are duly elected and qualified;
2. To ratify the appointment of our independent auditors;
3. To conduct an advisory (non-binding) vote to approve named executive officer compensation;
4. To ratify and approve the Digirad Corporation Amended Tax Benefit Preservation Plan (a shareholder rights plan) designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code;
5. To approve the 2014 Stock Incentive Plan; and
6. To transact such other business as may properly come before the annual meeting or any adjournment(s), postponement(s) or other delay(s) thereof.
Your vote is extremely important. Whether or not you plan to attend the annual meeting, please vote your shares as soon as possible. Using a proxy card to submit your vote now will not prevent you from attending or voting in person by ballot at the annual meeting. If you vote in person by ballot at the annual meeting, that vote will revoke any prior proxy that you have submitted.
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300
Your vote is extremely important, regardless of how many or how few shares you own. The Board of Directors urges you to vote your shares to elect its nominees. Even if you plan to attend the annual meeting in person, please use the enclosed proxy card to ensure that your vote is counted. If you vote in person by ballot at the annual meeting, that vote will revoke any prior proxy that you have submitted.

Sincerely,

/S/ Jeffrey E. Eberwein
Jeffrey E. Eberwein Chairman of the Board
Suwanee, Georgia
April 8, 2014

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 12, 2014

DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, Georgia 30024
_____________________________________
PROXY STATEMENT
The Board of Directors of Digirad Corporation, a Delaware corporation (referred to in this Proxy Statement as “Digirad,” “the Company,” “we” or “us”), is soliciting proxies from our stockholders in connection with our Annual Meeting of Stockholders to be held on May 12, 2014 and at any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”). We will hold the meeting at 10:00 a.m. Eastern Daylight Time at our headquarters at 1048 Industrial Court, Suwanee, Georgia 30024.
The accompanying proxy is solicited by the Board of Directors and is revocable by the stockholder at any time before it is voted. This Proxy Statement is being mailed to stockholders of the Company on or about April 8, 2014 and is accompanied by the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013.
Who May Vote
Only holders of common stock, par value $0.0001 per share (“common stock”), outstanding as of the close of business on March 13, 2014 (the “Record Date”) are entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 18,504,279 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the Annual Meeting. There are no cumulative voting rights.
Voting Requirements
The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions and broker non-votes, if any, count as present at the Annual Meeting for the purposes of determining a quorum. A broker non-vote occurs when a bank, broker or other nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
The vote requirement for each matter is as follows:

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Proposal 1 (Election of Directors) - Directors are elected by a plurality of the votes cast, and the seven nominees who receive the greatest number of votes cast in the election of directors will be elected directors for a one-year term expiring at our 2015 annual meeting of stockholders and until their successors are duly elected and qualified.

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Proposal 2 (Ratification of Appointment of Independent Auditors) - The ratification of the appointment of our independent auditors requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

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Proposal 3 (Advisory (Non-Binding) Stockholder Approval of Named Executive Officer Compensation) - The advisory (non-binding) approval of named executive officer compensation requires the favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

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Proposal 4 (Approval of the Amended Tax Benefit Preservation Plan) - The approval of our Tax Benefit Preservation Plan (a shareholder rights plan) requires a favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

•
Proposal 5 (Approval of the 2014 Stock Incentive Plan) - The approval of the 2014 Stock Incentive Plan requires a favorable vote of the holders of a majority of the common stock having voting power present in person or represented by proxy and entitled to vote thereon.

In the election of directors (Proposal 1), abstentions and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote. With respect to the ratification of the appointment of our independent registered public accounting firm (Proposal 2), the advisory (non-binding) Stockholder approval of named executive officer compensation (Proposal 3), the approval of the amended tax benefit preservation plan (Proposal 4), and the approval of the stock incentive plan (Proposal 5), abstentions will have the same effect as voting against such proposals, and broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.
The Board of Directors' Voting Recommendations
The Board of Directors recommends that you vote your shares “ FOR ” each of the Board’s seven nominees that are standing for election to the Board of Directors (Proposal 1); “ FOR ” the ratification of the appointment of our independent auditors (Proposal 2); “ FOR ” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); “ FOR ” the approval of the Amended Tax Benefit Preservation Plan (Proposal 4); and “ FOR ” the 2014 Stock Incentive Plan (Proposal 5).
How to Vote
If you are a stockholder of record as of the Record Date, you may vote (1) by signing and dating the enclosed proxy card and returning it in the enclosed postage-paid envelope or (2) in person by ballot at the Annual Meeting. If you hold your shares of common stock in a brokerage account or by a bank or other nominee, you must follow the voting procedures provided by your broker, bank or other nominee, which instructions will be included with your proxy materials.
Giving us your proxy means you authorize the Board of Directors’ designated proxy holders (who are identified on the enclosed proxy card) to vote your shares at the Annual Meeting in the manner that you have indicated and in their best judgment on such other matters that may properly come before the Annual Meeting. If you sign, date and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “ FOR ” each of the Board’s seven nominees that are standing for election to the Board of Directors (Proposal 1); “ FOR ” the ratification of the appointment of our independent auditors (Proposal 2); “ FOR ” the advisory (non-binding) stockholder approval of named executive officer compensation (Proposal 3); “ FOR ” the ratification of the Amended Tax Benefit Preservation Plan (Proposal 4); and “ FOR ” the 2014 Stock Incentive Plan (Proposal 5).
If You Plan to Attend the Annual Meeting
Attendance at the Annual Meeting will be limited to stockholders and the Company’s invited guests. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding shares of common stock in brokerage accounts or through a bank or other nominee may be required to show a brokerage statement or account statement reflecting stock ownership. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting. You may contact Jeffry Keyes at (800) 947-6134 for directions to the Annual Meeting.
If you are a stockholder of record as of the Record Date, you may vote your shares of common stock in person by ballot at the Annual Meeting. If you hold your shares of common stock in a stock brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.
Revoking a Proxy
You may revoke your proxy by submitting a new proxy with a later date or by notifying our Corporate Secretary in writing at 1048 Industrial Court, Suwanee, Georgia 30024. If you attend the Annual Meeting in person and vote by ballot, any previously submitted proxy will be revoked.
How We Solicit Proxies
We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement and any additional materials furnished to our stockholders. See “General-Cost of Solicitation.” The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts.

If You Receive More Than One Proxy Card
If you hold your shares of common stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of shares of common stock are voted, please vote using a proxy card for each account that you own. It is important that you vote all of your shares of common stock.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 12, 2014
The proxy statement and annual report to stockholders are available at http://drad.client.shareholder.com/sec.cfm.
If You Have Any Questions
If you have any questions, or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
InvestorCom, Inc.
Stockholders Call Toll Free: 877-972-0090
Banks and Brokers Call Collect: 203-972-9300

CORPORATE GOVERNANCE AND ETHICS
Composition of the Board of Directors
The current number of directors on our Board of Directors is six. With this 2014 Annual Meeting, we are increasing our Board size to seven members. Under our bylaws, the number of directors on our Board of Directors will not be less than five nor more than nine and is fixed, and may be increased or decreased by resolution of the Board.
Director Nomination Process
Director Qualifications
In evaluating director nominees, the corporate governance committee considers the appropriate size of our Board of Directors, as well as the qualities and skills of individual candidates. Factors considering include the following:

•	A history illustrating personal and professional integrity and ethics;

•	Independence;

•	Successful business management experience;

•	Public company experience, as officer or board member;

•	Experience in the medical device, healthcare and employee leasing industries; and

•	Educational background.
The corporate governance committee’s goal is to assemble a Board of Directors that brings the Company a diversity of perspectives and skills derived from the factors considered above. The corporate governance committee also considers candidates with relevant non-business experience and training.
Our Board of Directors believes that it is necessary for each of our directors to possess many qualities and skills. When searching for new candidates, the corporate governance committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. Our Board of Directors also believes that all directors must possess a considerable amount of business management (such as experience as a chief executive or chief financial officer) and educational experience. The corporate governance committee first considers a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates. The corporate governance committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The corporate governance committee does not have a formal policy with respect to diversity; however, our Board of Directors and the corporate governance committee believe that it is essential that the directors represent diverse viewpoints. In considering candidates for our Board of Directors, the corporate governance committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.
Other than the foregoing background factors that are considered in selecting director candidates, there are no stated minimum qualifications for director nominees, although the corporate governance committee may also consider such other facts as it may deem are in the best interests of Digirad and our stockholders. The corporate governance committee does believe it appropriate for at least one, and preferably several, members of our Board of Directors to meet the criteria for an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission (the “SEC”), and that a majority of the members of our Board of Directors meet the definition of an “independent director” under the listing standards of the NASDAQ Stock Market. At this time, the corporate governance committee also believes it appropriate for our Chief Executive Officer to serve as a member of our Board of Directors.

Identification and Evaluation of Nominees for Directors
The corporate governance committee identifies nominees for director by first evaluating the current members of our Board of Directors willing to continue their service on the Board. Current members with qualifications and skills that are consistent with the corporate governance committee’s criteria for board service and who are willing to continue their service are considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining new perspectives. If any member of our Board of Directors does not wish to continue his or her service or if our Board of Directors decides not to re-nominate a member for re-election, the corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The corporate governance committee generally polls our Board of Directors and members of management for their recommendations regarding potential new nominees. The corporate governance committee may also review the composition and qualification of the boards of directors of our competitors, and may seek input from our stockholders, industry experts or analysts. The corporate governance committee reviews the qualifications, experience and background of the candidates.
Final candidates are interviewed by some or all of our independent directors and our Chief Executive Officer. In making its determinations, the corporate governance committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best attain success for Digirad and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, the corporate governance committee makes its recommendation to our Board of Directors. Historically, the corporate governance committee has not relied on third-party search firms to identify board candidates. The corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify and acquire an appropriate candidate.
The corporate governance committee does not have a formal policy regarding consideration of director candidate recommendations from our stockholders. Any recommendations received from stockholders have been and will continue to be evaluated in the same manner as potential nominees suggested by members of our Board of Directors or management. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary at our corporate headquarters. In order for us to effectively consider a recommendation for a nominee for a director position, stockholders must provide the following information in writing: (i) the stockholder’s name and contact information; (ii) the class and number of shares beneficially owned by the stockholder; (iii) a statement that the stockholder is proposing a candidate for consideration as a director nominee to the corporate governance committee of our Board of Directors; (iv) the name, age, business address and residence address of the candidate and confirmation that the candidate is willing to be considered and serve as a director of the Company if elected; (v) a description of all arrangements and understandings and the relationship between the stockholder making the recommendation and the candidate being recommended and between the candidate and any customer, supplier, or competitor of the Company; (vi) the principal occupation and educational background of the candidate; (vii) a statement of the value that the candidate would add to our Board of Directors, including addressing the factors that our Board of Directors normally considers in assessing board candidates as stated above; and (viii) at least three character references with complete contact information. In order to give the corporate governance committee sufficient time to evaluate a recommended candidate, any such recommendation should be received by our Corporate Secretary at our corporate headquarters not later than the 120th calendar day before the one year anniversary of the date our proxy statement was mailed to stockholders in connection with the previous year’s annual meeting of stockholders.
Board Leadership Structure
We believe it is beneficial to separate the roles of Chief Executive Officer and chairman of the Board to facilitate their differing roles in the leadership of the Company. The role of the chairman is to set the agenda for, and preside over, board meetings, as well as providing advice and assistance to the Chief Executive Officer. In contrast, the Chief Executive Officer is responsible for handling the day-to-day management direction of the Company, serving as a leader to the management team, and formulating corporate strategy.
Jeffrey E. Eberwein is currently the chairman of our Board of Directors and is considered an independent director. Mr. Eberwein holds and has held leadership positions with investment firms and brings to Digirad outside experience and expertise. He also has an educational background in business. Mr. Eberwein has been named by the corporate governance committee as a nominee for re-election to our Board of Directors at the Annual Meeting.
Matthew G. Molchan is our Chief Executive Officer and a member of our Board of Directors and is standing for re-election to the Board of Directors. Going forward, we will continue our philosophy of keeping the Chairman and Chief Executive Officer roles separate on the Board.
In addition, we believe the working relationship between Messrs. Eberwein and Molchan, on the one hand, and between Mr. Eberwein and the other independent directors, on the other, enhances and facilitates the flow of information between management and our Board of Directors as well as the ability of our independent directors to evaluate and oversee management and its decision-making.

Board Meeting Attendance
Our Board of Directors held nine in person or telephonic board meetings during 2013. No director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of our Board of Directors and of the total number of meetings of committees of our Board of Directors on which he served.
Director Independence
Our Board of Directors has determined that each of the director nominees standing for election, except Mr. Molchan, are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). In determining the independence of our directors, the Board of Directors considered all transactions in which the Company and any director had any interest, including those discussed under “Related Transactions and Section 16(a) Beneficial Ownership Reporting Compliance” below.
Director Attendance at the Annual Meeting
Although we do not have a formal policy regarding attendance by members of our Board of Directors at the Annual Meeting, we encourage all of our directors to attend.
Board Self-Assessments
Our Board of Directors conducts annual self-evaluations to determine whether it and its committees are functioning effectively. The full board reviews the results of the assessments and identifies areas for continued improvement. Our Board of Directors also develops and communicates to management any proposals for improving board functions.
Committees of the Board of Directors
Our Board of Directors currently has four standing committees. The current members of our committees are identified below:

Committees

Director	Audit		Compensation		Corporate Governance		Strategic Advisory Committee
John M. Climaco	X		X				X	(Chair)
Jeffrey E. Eberwein			X		X		X
Charles M. Gillman					X	(Chair)	X
James B. Hawkins	X		X	(Chair)
John W. Sayward	X	(Chair)			X
Mr. Molchan does not serve on any committees.
Audit Committee. The audit committee consists of Messrs. Climaco, Hawkins and Sayward, with Mr. Sayward serving as chairman. The audit committee held six meetings during 2013. All members of the audit committee are (i) independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) are able to read and understand fundamental financial statements. Mr. Sayward qualifies as an “audit committee financial expert” as defined in the rules and regulations established by the SEC. The audit committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•	Meeting with our management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting;

•	Meeting with our independent registered public accounting firm and with internal financial personnel regarding the adequacy of our internal controls and the objectivity of our financial reporting;

•	Recommending to our board of directors the engagement of our independent registered public accounting firm;

•
Reviewing our quarterly and audited consolidated financial statements and reports and discussing the statements and reports with our management, including any significant adjustments, management judgments and estimates, new accounting policies and disagreements with management; and

•	Reviewing our financial plans and reporting recommendations to our full Board of Directors for approval and to authorize action.
Both our independent registered public accounting firm and internal financial personnel regularly meet privately with our audit committee and have unrestricted access to this committee.
Compensation Committee. The compensation committee consists of Messrs. Climaco, Eberwein and Hawkins, with Mr. Hawkins serving as chairman. The compensation committee held six meetings during 2013. All members of the compensation committee are independent, as determined under the various NASDAQ Stock Market, SEC and Internal Revenue Service qualification requirements. The compensation committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

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Reviewing and, as it deems appropriate, recommending to our Board of Directors, policies, practices, and procedures relating to the compensation of our directors, officers and other managerial employees and the establishment and administration of our employee benefit plans;

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Establishing appropriate incentives for officers, including the Chief Executive Officer, to encourage high performance, promote accountability and adherence to company values and further our long-term strategic plan and long-term value; and

•	Exercising authority under our employee benefit plans.
Corporate Governance Committee. The corporate governance committee consists of Messrs. Eberwein, Gillman and Sayward, with Mr. Gillman serving as chairman. The corporate governance committee held five meetings during 2013. All members of the corporate governance committee are independent directors (as currently defined in Rule 5605(a)(2) of the NASDAQ listing rules). The corporate governance committee is governed by a written charter approved by our Board of Directors. The functions of this committee include, among other things:

•	Reviewing and recommending nominees for election as directors;

•	Assessing the performance of our board of directors;

•	Developing guidelines for the composition of our board of directors;

•	Reviewing and administering our corporate governance guidelines and considering other issues relating to corporate governance; and

•	Oversight of the Company compliance officer and compliance with the Company’s Code of Business Ethics and Conduct.
Strategic Advisory Committee. The strategic advisory committee consists of Messrs. Climaco, Eberwein and Gillman, with Mr. Climaco serving as chairman. The strategic advisory committee held five meetings during 2013. Our Board of Directors formed the strategic advisory committee in April 2012 to review and provide suggestions to the Board related to corporate strategy, capital allocation and related matters. The functions of this committee include, among other things:

•	Reviewing and providing recommendations to our board of directors regarding the Company's capital plan and its short- and long-term financial strategies;

•	Reviewing and providing recommendations to our board of directors regarding financial transactions and commitments;

•
Reviewing and providing recommendations to our board of directors regarding the implications of major investments, restructurings, joint ventures, mergers and acquisitions and divestitures of the Company; and

•	Reviewing the selection of the Company's financial advisors engaged in connection with any material transactions.

The Board’s Role in Risk Oversight
Our Board of Directors, as a whole and also at the committee level, has an active role in managing enterprise risk. The members of our Board of Directors participate in our risk oversight assessment by receiving regular reports from members of senior management and the Company compliance officer appointed by our Board of Directors on areas of material risk to us, including operational, financial, legal and regulatory, and strategic and reputational risks. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee oversees management of financial risks, as well as our policies with respect to risk assessment and risk management. The corporate governance committee manages risks associated with the independence of our Board of Directors and potential conflicts of interest. Members of the management team report directly to our Board of Directors or the appropriate committee. The directors then use this information to understand, identify, manage, and mitigate risk. Once a committee has considered the reports from management, the chairperson will report on the matter to our full Board of Directors at the next board meeting, or sooner if deemed necessary. This enables our Board of Directors and its committees to effectively carry out its risk oversight role.
Communications with our Board of Directors
Any stockholder may send correspondence to our Board of Directors c/o Corporate Secretary, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024. Our Corporate Secretary will review all correspondence addressed to our Board of Directors, or any individual director, and forward all such communications to our Board of Directors or the appropriate director prior to the next regularly scheduled meeting of our Board of Directors following the receipt of the communication, unless the corporate secretary decides the communication is more suitably directed to Company management and forwards the communication to Company management. Our Corporate Secretary will summarize all stockholder correspondence directed to our Board of Directors that is not forwarded to our Board of Directors and will make such correspondence available to our Board of Directors for its review at the request of any member of our Board of Directors.
Code of Business Ethics and Conduct
We have established a Code of Business Ethics and Conduct (“Ethics Code”) that applies to all our officers, directors, employees and contractors. The Ethics Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Ethics Code is overseen by the Company compliance officer appointed by our Board of Directors. If we make any substantive amendments to the Ethics Code or grant any waiver from a provision of the Ethics Code to any director or executive officer, we will promptly disclose the nature of the amendment or waiver on our website at www.digirad.com.
Corporate Governance Documents Available Online
Our corporate governance documents, including the audit committee charter, compensation committee charter, corporate governance committee charter, strategic advisory committee charter and Ethics Code, are available free of charge on our website at www.digirad.com. Information contained on our website is not incorporated by reference in, or considered part of, this Proxy Statement. Stockholders may also request paper copies of these documents free of charge upon written request to Investor Relations, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
Non-Management Director Stock Ownership Policy
Our non-management director stock ownership policy requires all non-management directors who have served on the Board for at least one year as of June 1, 2012 to acquire on the open market (within six months from June 29, 2012) an amount of common stock (on a cost basis) equal in value to at least one-half of all cash compensation received for service as a director of the Company over the past five years or since such director has been a member of our Board of Directors, whichever is less, subject to customary restrictions and trading window limitations. Any non-management director that fails to do so will not be re-nominated for election at the next annual meeting of stockholders.
Additionally, all non-management directors who have served on the Board for less than one year as of June 1, 2012 must beneficially own (within 60 days prior to our 2014 Annual Meeting of Stockholders) an amount of common stock (on a cost basis) equal to at least one year of cash compensation received for service as a director of the Company, subject to customary restrictions and trading window limitations. Any non-management director that fails to do so will not be re-nominated for election at the 2014 Annual Meeting of Stockholders.
Finally, all non-management directors serving on our Board of Directors as of June 29, 2012 must beneficially own (on a cost basis) an amount of the Company’s common stock or common stock equivalents equal to 60% of cash compensation received over the prior five years for service as a director of the Company. If such ownership threshold is not achieved, such director will not be eligible for re-nomination as a director at our first annual meeting following June 29, 2017.
With respect to non-management directors who are elected or appointed to the Board at any time after June 29, 2012, each such non-employee director, regardless of when he or she joined the Board, must, by the second annual meeting of stockholders following his or her joining the Board, beneficially own (on a cost basis) an amount of Digirad’s common stock equal to one year of cash compensation received for service as a director of the Company and must, by the fifth annual meeting of Digirad following his or her joining the Board, beneficially own (on a cost basis) an amount of Digirad’s common stock equal to 60% of cash compensation received over the prior five years for service as a director of Digirad. Any non-employee director not in compliance with these ownership thresholds will not be eligible for re-nomination as a director at our next applicable annual meeting. All our directors are in compliance with this requirement.

Director Term Limits
Our Board of Directors has adopted a term limit policy limiting non-management directors to no more than 10 years of service on the Board.
Committee Rotation Policy
Our Board of Directors adopted a board committee rotation policy pursuant to which the corporate governance committee will consider our Board of Directors’ preference for rotating committee chairs and committee members at no longer than five year intervals, including the chairman of the Board.
Executive Officers
The names of our executive officers, their ages, their positions with Digirad, and other biographical information as of March 13, 2014, are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Matthew G. Molchan	47	President, Chief Executive Officer and Director
Jeffry R. Keyes	41	Chief Financial Officer and Corporate Secretary
Virgil J. Lott	56	President, Diagnostic Imaging
Martin B. Shirley	52	Senior Vice President, Sales and Marketing, Digirad Imaging Solutions
Matthew G. Molchan became our President, Chief Executive Officer and Board member on July 1, 2013. From February 2013 to July 2013, Mr. Molchan held the position of President, Digirad Corporation. He was previously President, Digirad Imaging Solutions, Inc. since January 2012. Prior to that, he was Chief Operating Officer of Digirad Ultrascan Solutions from May 2007 to January 2012. He joined Digirad Ultrascan Solutions upon the acquisition of Ultrascan, Inc. by us in May 2007. Prior to joining us, Mr. Molchan was the Chief Financial Officer for Ultrascan, the southeast’s largest mobile ultrasound business. Mr. Molchan joined Ultrascan in 2003. Prior to Ultrascan, Mr. Molchan held various executive level business development, finance and operations positions at Somera, Inc. and Equifax, Inc. Mr. Molchan earned a B.S. degree in Economics from the United States Air Force Academy and an M.B.A. in finance from the University of Southern California.
Jeffry R. Keyes joined us in September 2012 as our Chief Financial Officer and Corporate Secretary. From August 2011 until September 2012, Mr. Keyes was Corporate Controller of Sapphire Energy, Inc., a start-up renewable energy company. From April 2011 to August 2011, he was the Corporate Controller of Advanced BioHealing, Inc. (now Shire Regenerative Medicine), a provider of regenerative medicine solutions. From March 2009 to April 2011, Mr. Keyes was the Senior Director, External Reporting and Technical Accounting of CareFusion, Inc. a global medical technology company. From June 2008 to February 2009, Mr. Keyes held the position of Corporate Audit Project Manager at Caterpillar Inc., a manufacturer of construction and mining equipment. Prior to joining Caterpillar Inc., Mr. Keyes was the Senior Manager, Financial Reporting for Plum Creek Timber Company, a position he assumed in October 2005. Mr. Keyes earned a B.A. degree in accounting from Western Washington University. Mr. Keyes is a certified public accountant licensed by the Washington State Board of Accountancy.
Virgil J. Lott became President, Diagnostic Imaging in February 2013. Prior to that, he was our Senior Vice President of Operations since October 2009. His prior positions at Digirad included Vice President of Customer Service and Operations from June 2006 to October 2009 as well as Director of Customer Service from February 2006 to June 2006. Mr. Lott has been in medical imaging field service for over 25 years, both as a field service engineer and in various field service management positions. Prior to joining us, Mr. Lott was the Vice President of Field Service at BC Technical, a multi-vendor service company, from April 2005 to February 2006. He also held several management positions at Philips Medical Systems and ADAC Laboratories from 1983 to May 2005, including Region Service Manager, Director of PET Customer Service, and National Installations Manager. Mr. Lott received training in electronics from the US Army and Electronic Design Engineering Technology from Capitol Radio Engineering Institute. He earned a B.S. degree in Business Administration from California Coast University.
Martin B. Shirley became Senior Vice President, Sales and Marketing, Digirad Imaging Solutions in January of 2012. In June of 2010, he was appointed Vice President of Sales and Operations for Digirad Imaging Solutions. From January 2008 through June of 2010, he served as Vice President of Sales for Digirad Imaging Solutions. Prior to this, he served in a variety of roles during his tenure at Digirad including National, Regional and Territory Sales Management positions in both the Digirad Imaging Solutions division and the Diagnostic Imaging division. Prior to joining Digirad, Mr. Shirley has held various roles in medical imaging, including regional and territory sales positions at SMV America, a manufacturer of nuclear medicine equipment that was purchased by General Electric, and with Sopha Medical Systems. He was also a Territory Manager for DuPont Radiopharmaceuticals. His clinical experience includes multi modality department management, nuclear medicine department management and staff nuclear medicine technologist positions. He holds an A.A. degree in both nuclear medicine technology and an A.A. degree in liberal arts.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of March 13, 2014 regarding the beneficial ownership of our common stock by (i) each person we know to be the beneficial owner of 5% or more of our common stock, (ii) each of our current executive officers, (iii) each of our directors, and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more stockholder, as the case may be. The address for all executive officers and directors is c/o Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.
Percentage of beneficial ownership is calculated based on 18,504,279 shares of common stock outstanding as of March 13, 2014. Beneficial ownership is determined in accordance with the rules of the SEC, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and includes shares of our common stock issuable pursuant to the exercise of stock options, warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of March 13, 2014. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% Stockholders:
Heartland Advisors, Inc. (1) 789 North Water Street Milwaukee, WI 53202	1,800,000	9.7%
Dimensional Fund Advisors, LP (2) Palisades West, Building One, 6300 Bee Cave Road Austin, TX 78746	1,055,011	5.7%

Named Executive Officers and Directors:
Matthew G. Molchan (3)	79,302	*
Jeffry R. Keyes (4)	58,883	*
Virgil J. Lott (5)	135,498	*
Martin B. Shirley (6)	64,176	*
John M. Climaco (7)	53,100	*
Jeffrey E. Eberwein (8)	955,000	5.2%
Charles M. Gillman (9)	847,985	4.6%
James B. Hawkins (10)	100,000	*
John W. Sayward (11)	106,520	*
Michael A. Cunnion (12)	—	*
All Executive Officers and Directors as a group (9 persons)(13)	2,400,464	13.0%
____________________

*	Indicates beneficial ownership of less than 1% of the outstanding common stock

(1)	The foregoing information is based solely on information contained in an amended Schedule 13G filed with the SEC on February 6, 2014 by Heartland Advisors, Inc.

(2)
The foregoing information is based solely on information contained in a Schedule 13G filed with the SEC on February 10, 2014. Dimensional Fund Advisors LP reported sole voting and dispositive power with respect 1,034,527 shares of common stock and sole dispositive power with respect to all 1,055,011 shares of common stock.

(3)	Includes (a) 61,666 shares of common stock subject to options exercisable within 60 days of March 13, 2014 and (b) 17,636 shares of common stock held by Mr. Molchan.

(4)	Includes (a) 52,083 shares of common stock subject to options exercisable within 60 days of March 13, 2014 and (b) 6,800 of shares of common stock held by Mr. Keyes.

(5)	Includes (a) 83,333 shares of common stock subject to options exercisable within 60 days of March 13, 2014 and (b) 52,165 of shares of common stock held by Mr. Lott.

(6)	Includes (a) 59,583 shares of common stock subject to options exercisable within 60 days of March 13, 2014 and (b) 4,593 shares of common stock held by Mr. Shirley.

(7)	Includes (a) 40,000 shares of common stock subject to options exercisable within 60 days of March 13, 2014; and (b) 13,100 shares held by Mr. Climaco.

(8)
Represents (a) 40,000 shares of common stock subject to options exercisable within 60 days of March 13, 2014; and (b) 915,000 shares owned directly by Lone Star Value Investors, LP. Mr. Eberwein serves as the manager of Lone Star Value Investors GP, LLC, the general partner of Lone Star Value Investors, LP, and as the sole member of Lone Star Value Management, LLC, which serves as the investment manager of Lone Star Value Investors, LP. The principal business address of each of Lone Star Value Investors, LP, Lone Star Value Investors GP, LLC and Mr. Eberwein is 53 Forest Avenue, 1st Floor, Old Greenwich, Connecticut 06870.

(9)	Includes (a) 40,000 shares of common stock subject to options exercisable within 60 days of March 13, 2014; and (b) 807,985 shares held by Mr. Gillman.

(10)	Includes 100,000 shares held by Mr. Hawkins.

(11)	Includes (a) 14,000 vested restricted stock units subject to deferral of delivery; and (b) 92,520 shares held by Mr. Sayward.

(12)	Mr. Cunnion is standing for election as a new Board member at our 2014 annual meeting.

(13)
Includes (a) 376,665 shares of common stock subject to options exercisable within 60 days of March 13, 2014; (b) 14,000 vested restricted stock units subject to deferral of delivery; and (c) 2,009,799 shares of common stock held by our 9 executive officers and directors.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board of Directors currently consists of six members. Directors serve a one year term until their successor is duly elected and qualified.
Upon the recommendation of the corporate governance committee, our Board of Directors has nominated each of the following seven persons to be elected to serve as directors for a one-year term expiring at our 2015 annual meeting of the stockholders. Each of the nominees (i) currently serves on our Board of Directors, except for Mr. Cunnion, (ii) has consented to being named in this Proxy Statement and (iii) has agreed to serve as a director if elected. As of the date of this Proxy Statement, our Board of Directors is not aware of any nominee who is unable or will decline to serve as a director.
THE BOARD RECOMMENDS USING THE ENCLOSED PROXY CARD TO VOTE FOR THE SEVEN NOMINEES LISTED BELOW
Nominees for Election to the Board of Directors

Name	Position
Jeffrey E. Eberwein	Chairman of the Board
Matthew G. Molchan	President, Chief Executive Officer and Director
John M. Climaco	Director
Charles M. Gillman	Director
James B. Hawkins	Director
John W. Sayward	Director
Michael A. Cunnion	Director
The seven nominees standing for election who receive the greatest number of votes cast at the 2014 annual meeting will be elected as Directors.
Information about the Company’s Director Nominees
Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years and their public-company directorships as of the Record Date. There are no family relationships among any of our directors or executive officers. All ages are as of March 13, 2014.
In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that he should serve as a director, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Digirad and our Board of Directors.

Jeffrey E. Eberwein	Age 42	Director since 2012
Founder and Chief Executive Officer of Lone Star Value Management, LLC
Committees: Compensation, Corporate Governance, Strategic Advisory
Mr. Eberwein has 20 years of Wall Street experience and is the Founder and Chief Executive Officer of Lone Star Value Management, LLC, an investment firm. Prior to founding Lone Star Value Management in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein is Chairman of the Board of three public companies: Digirad Corporation, Crossroads Systems, Inc., a data storage company, and Aetrium Incorporated, a semiconductor capital equipment company. Mr. Eberwein also currently serves on the Boards of NTS, Inc. and On Track Innovations Ltd. Mr. Eberwein served on the Board of The Goldfield Corporation from May 2012 until May 2013. Mr. Eberwein is the Treasurer and serves on the Executive Committee of the Board of Hope for New York, a 501(c)(3) organization dedicated to serving the poor in New York City. Mr. Eberwein earned an MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin.
Mr. Eberwein brings significant experience in investing, financial management and general financial acumen to our Board of Directors. Throughout his career, Mr. Eberwein has been part of and overseen numerous business transactions, as well as helped companies develop strategies for proper capital allocation. We believe these past experiences, along with Mr. Eberwein’s network of contacts in the investor community has and will continue to help align shareholder and Company interests with the best strategy for sound financial management and shareholder return. We also believe Mr. Eberwein’s leadership ability and commitment to excellence make him well-suited to serve as Chairman of the Board.

John M. Climaco	Age 45	Director since 2012
Board Member, PDI, Inc. and PermaFix Environmental Solutions, Inc.
Committees: Audit, Compensation, Strategic Advisory (Chairman)
John M. Climaco, JD is a seasoned corporate executive, director and attorney with a distinctive record of business successes and 15 years of experience managing business operations and strategies in both public and private companies. Mr. Climaco is a current board member of Digirad Corporation, a post he has held since December 2012; PDI, Inc., a publicly traded outsourced sales and marketing company, a post he has held since December 2013; Perma Fix Environmental Solutions, Inc., a publicly traded environmental solutions business, a post he has held since October 2013; and from the period of April 2012 to April 2013, InfuSystem Holdings, Inc., a publicly traded medical device and services company.
Previously, Mr. Climaco was President and Chief Executive Officer, as well as member of the Board of Directors of Axial Biotech, Inc., a venture-backed molecular diagnostics company specializing in spine disorders, which he co-founded in January 2003. As President and CEO of Axial Biotech, Inc., Mr. Climaco was instrumental in bringing genomic medicine to the field of orthopaedics where Axial Biotech developed and commercialized ScoliScore, as polygenic test to determine the likelihood of curve progression for children diagnosed with scoliosis. Leading Axial from inception through product development to international commercialization, Mr. Climaco raised over $30 million in venture capital and created partnerships with companies including Medtronic, Johnson & Johnson and Smith & Nephew. Prior to co-founding Axial, Mr. Climaco practiced law from 1997 to 2003 with the firm Fabian & Clendenin.
Mr. Climaco holds a Bachelor of Arts in Philosophy, cum laude, from Middlebury College and a Juris Doctorate from the University of California, Hastings College of Law.
We believe that Mr. Climaco has a demonstrated record of consistently applying his extensive experience and sound business judgment to both rescue and create shareholder value across a range of industries. Mr. Climaco has advised management teams on M&A opportunities, restructurings, asset divestments, equity financings and strategic partnerships, all qualities that we believe are valuable to the Board. We believe that Mr. Climaco brings to our Board of Directors significant executive experience relevant to a healthcare services company, including raising capital, engineering strategic alliances, building executive teams and managing complex business operations and legal strategies.

Charles M. Gillman	Age 43	Director since 2012
Portfolio Manager, IDWR Multi-Family Office
Committees: Corporate Governance (Chairman), Strategic Advisory
Mr. Gillman is the head of the IDWR Multi-Family Office, a position he has held since 2013.  The IDWR employs a team of analysts with expertise in finding publicly traded companies that require operational enhancement and an improvement in corporate capital allocation. From 2001 to 2013, Mr. Gillman was a portfolio manager of certain family office investment portfolios at Nadel and Gussman, LLC.  Prior to his employment at Nadel and Gussman, Mr. Gillman worked in the investment industry and as a strategic management consultant at McKinsey & Company.
Mr. Gillman’s mandate is Constructive Value Creation. His team has had many years of experience working together to invest family-office capital into publicly traded companies. Often these investments have come alongside changes in the board of directors of these companies. His organization evolved from experience in the 1990’s designing operational turnarounds of U.S. and international companies while at McKinsey & Company. Mr. Gillman’s clients at McKinsey benefited from specific measures taken to improve working-capital turnover and to grow those operating units that had the highest return on invested capital while shrinking those operating units that had negative returns on invested capital. 13D Groups formed by Mr. Gillman often constitute the largest or second largest shareholder in the companies that he invests in. His enhancements to Boards of Directors generally are endorsed by multiple proxy advisory services.
Mr. Gillman is a Summa Cum Laude graduate of the Wharton School and a Director of the Penn Club of New York which serves as the Manhattan home of the Wharton and Penn alumni community. Since being named to the Board of Digirad, Mr. Gillman’s affiliates have purchased more than six hundred thousand shares of Digirad through open market purchases.

Mr. Gillman was appointed to the Digirad Corporation Board in 2012.  In addition, Mr. Gillman currently serves on the board of directors of On Track Innovations, Inc., a provider of cashless payment salutations, a post he has held since 2012; and Littlefield Corporation, a privately held charitable gaming company, a post he has held since 2008.  Mr. Gillman previously served as a director of InfuSystems Holdings, Inc., MRV Communications, Aetrium, and Compumed.
We believe that Mr. Gillman brings significant experience as a successful portfolio manager to our Board of Directors, and in particular, experience implementing difficult corporate turnarounds, including M&A experience and divestiture experience. These experiences allows him to offer unique insight into our operations for the purpose of guiding the Company to the right short-term and long-term strategic decisions designed to maximize shareholder value.

James B. Hawkins	Age 57	Director since 2012
President, Chief Executive Officer and Director, Natus Medical, Inc.
Committees: Audit, Compensation (Chairman)
Mr. Hawkins has over two decades of experience as chief executive of successful medical device companies. Since April 2004, Mr. Hawkins has served as the President, Chief Executive Officer and a director of Natus Medical Incorporated, a provider of healthcare products used for the screening, detection, treatment, monitoring, and tracking of common medical ailments such as hearing impairment, neurological dysfunction, epilepsy, sleep disorders, and certain newborn conditions. Prior to joining Natus Medical, Mr. Hawkins was President, Chief Executive Officer and a director of Invivo Corporation, a developer and manufacturer of multi-parameter vital sign monitoring equipment, and its predecessor from, 1985 through January 2004. Mr. Hawkins also served as secretary of Invivo from 1986 until January 2004. Mr. Hawkins has served as a director of IRIDEX Corporation, a provider of therapeutic based laser systems, delivery devices and consumable instrumentation used to treat sight-threatening eye diseases in ophthalmology, since October 2007. Mr. Hawkins earned a B.A. degree in Business Commerce from Santa Clara University and an MBA from San Francisco State University.
We believe that Mr. Hawkins’ extensive experience in the general medical device industry as well as his experience of completing numerous M&A transactions that have increased shareholder value are of significant value to our Board of Directors. In particular, Mr. Hawkins has over two decades of experience as a Chief Executive Officer of medical device companies, which allows him to provide invaluable insight and direction to our management and Board of strategies and approaches that can maximize shareholder value.

John W. Sayward	Age 61	Director since 2008
Retired Partner, Nippon Heart Hospital LLC
Committees: Audit (Chairman), Corporate Governance
From September 2005 to January 2007, Mr. Sayward was a partner at Nippon Heart Hospital LLC, a company that built and managed cardiovascular care hospitals in Japan. From July 2002 to May 2005, Mr. Sayward was the Executive Vice President and Chief Financial Officer of LMA North America Inc., a global leader in the manufacture and distribution of medical anesthesia devices. From February 1997 to November 2001, Mr. Sayward served as the Executive Vice President of Finance, Chief Financial Officer and Treasurer of SICOR Inc., an international pharmaceutical company, and was elected to its Board of Directors in June 1998. Mr. Sayward earned a B.A. degree from Northwestern University in 1973 and a Master of Management from the Kellogg School of Management at Northwestern University in 1975.
We believe that Mr. Sayward’s past experiences in the health care industry, both in medical devices and pharmaceuticals, makes him well qualified to serve on our Board of Directors. Further, Mr. Sayward’s depth and breadth of positions and experiences also makes him well qualified to serve as a financial expert and audit committee chairman.

Michael A. Cunnion	Age 43	Nominee
President, Chief Executive Officer, Remedy Health Media
Mr. Cunnion has an extensive history of leadership roles at healthcare media and communication companies. Since September 2010, Mr. Cunnion has been President of Remedy Health Media, a privately held health media company. Prior to this, from September 2008, Mr. Cunnion was President of Remedy Health Media. From January 2004 to December 2007, Mr. Cunnion was the President of privately held HealthTalk, leading provider of tools and information for chronically ill patients and caregivers. Mr. Cunnion successfully built this company and subsequently sold it to Revolution Health in December 2007. Subsequent to this sale, Mr. Cunnion took on the role of Executive Vice President of Revolution Health, where he oversaw revenue and sales strategy until Revolution Health merged with Everyday Health. Prior to HealthTalk, from December 1998 to December 2003, Mr. Cunnion held the role of Sr. Director, Consumer Marketing at WebMD, where he led consumer sales strategy, product development and advertising operations. Mr. Cunnion earned a B.A. degree in English from Florida State University.
We believe that Mr. Cunnion’s extensive experience in health care media companies, coupled with his experience of building up companies and creating ownership value are of significant strategic importance to our Board of Directors. His history of creating collaborative relationships in the companies he has been part of and then leveraging those relationships to maximize value in both continued organic growth and as well as selling the companies he has been part of can be of great benefit to Digirad shareholders.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION AS DIRECTOR OF EACH NOMINEE LISTED ON THE PROXY CARD.

REPORT OF THE AUDIT COMMITTEE
The following is the report of the audit committee with respect to Digirad’s audited financial statements for the year ended December 31, 2013.
The purpose of the audit committee is to assist the Board of Directors in its general oversight of Digirad’s financial reporting, internal controls and audit functions. The audit committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company’s financial statements. In fulfilling its oversight responsibility of appointing and reviewing the services performed by the Company’s independent registered public accounting firm, the audit committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm, including the scope of the audit, audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit related services.
The Company maintains an auditor independence policy that bans its auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the audit committee approve the audit and non-audit services and related budget in advance, and that the audit committee be provided with quarterly reporting on actual spending. This policy also mandates that the Company may not enter into auditor engagements for non-audit services without the audit committee’s express approval. The audit committee charter describes in greater detail the full responsibilities of the audit committee and is available on our website at www.digirad.com. The audit committee is comprised solely of independent directors as defined by Rule 5605(a)(2) of the NASDAQ listing standards.
The audit committee met on six occasions in 2013. The audit committee met privately in executive session with Ernst & Young LLP (“EY”) as part of each regular meeting and held private meetings with the Chief Financial Officer and other officers of Digirad throughout the year.
In accordance with the audit committee charter and the requirements of law, the audit committee pre-approves all services to be provided by Digirad’s independent auditors, EY. Pre-approval is required for audit services, audit-related services, tax services and other services.
The audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2013 with the Company’s management and EY, the Company’s independent registered public accounting firm. The audit committee has also discussed with EY the matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (“PCAOB”). The audit committee also has received and reviewed the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the audit committee concerning independence, and has discussed with EY its independence from the Company.
Based on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors that the financial statements referred to above be included in the Annual Report.

AUDIT COMMITTEE

John W. Sayward, Chairman
James B. Hawkins
John M. Climaco

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The audit committee of our Board of Directors is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The audit committee has appointed Ernst & Young LLP as our auditors and has further directed that management submit the appointment of independent auditors to the stockholders for ratification by the stockholders at the annual meeting of the stockholders. Ernst & Young LLP has audited our financial statements since the fiscal year ended December 31, 1996.
Although ratification by our stockholders is not a prerequisite to the ability of the audit committee to appoint our independent auditing firm, we believe such ratification to be a good corporate practice. Accordingly, our stockholders are requested to ratify, confirm and approve the appointment of Ernst & Young LLP as our independent auditing firm to conduct the annual audit of our consolidated financial statements for fiscal year 2014. If our stockholders do not ratify the selection, the audit committee will reconsider the appointment of, but may still retain, Ernst & Young LLP. The audit committee believes that ratification is advisable and in the best interests of Digirad and our stockholders. If the appointment of Ernst & Young LLP is ratified, the audit committee will continue to conduct an ongoing review of Ernst & Young’s scope of engagement, pricing and work quality, among other factors, and may in its discretion, direct the appointment of a different independent auditing firm if it determines that such a change would be in the best interests of Digirad and our stockholders.
Representatives of Ernst & Young LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Principal Accounting Fees
In connection with the audit of the 2013 financial statements, we entered into an engagement agreement with Ernst & Young LLP which sets forth the terms by which Ernst & Young LLP has performed audit and related professional services for us.
The following table sets forth the aggregate accounting fees paid by us for the past two fiscal years ended December 31, 2013 and 2012. The below fees were paid to the firm Ernst & Young LLP; no other accounting firm was retained to perform the identified accounting work for us. All non-audit related services in the table were pre-approved and/or ratified by the audit committee of our Board of Directors.

	For the years ended December 31
Type of Fee	2013	2012
	(in thousands)
Audit Fees	$374.2	$361.1
Audit-Related Fees	—	—
Tax Fees	118.3	89.5
All Other Fees	2.0	1.3
Totals	$494.5	$451.9

Types of Fees Explanation
Audit Fees. Audit fees were incurred for accounting services rendered for the audit of our annual consolidated financial statements and reviews of quarterly consolidated financial statements.
Audit-Related Fees. These fees were billed for professional services not included in the Audit Fees category and include professional services related to entering into other advisory services.
Tax Fees. These fees were billed to us for professional services relating to tax compliance, tax advice and tax planning.
All Other Fees. These fees relate to a license fee to access an online database for technical accounting research.
Audit Committee Pre-Approval of Services by Independent Registered Public Accounting Firm
The audit committee is granted the authority and responsibility under its charter to pre-approve all audit and non-audit services provided to the Company by its independent registered public accounting firm, including specific approval of internal control and tax-related services. In exercising this responsibility, the audit committee considers whether the provision of each professional accounting service is compatible with maintaining the audit firm’s independence.

Pre-approvals are detailed as to the category or professional service and when appropriate are subject to budgetary limits. Company management and the independent registered public accounting firm periodically report to the audit committee regarding the scope and fees for professional services provided under the pre-approval.
With respect to the professional services rendered, the audit committee had determined that the rendering of all non-audit services by Ernst & Young LLP was compatible with maintaining the auditor’s independence and had pre-approved all such services.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014, ON THE PROXY CARD.

EXECUTIVE COMPENSATION
Role and Authority of Compensation Committee
The Compensation Committee consists of Messrs. Climaco, Hawkins and Eberwein. Each member of the Compensation Committee is a “non-employee director” within the meaning of Rule 16b-3 under the Securities and Exchange Act of 1934, an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and satisfies the independence requirements imposed by the NASDAQ Global Market.
The Compensation Committee is responsible for discharging the responsibilities of the Board of Directors with respect to the compensation of our executive officers. The Compensation Committee recommends overall compensation of our executive officers to the Board of Directors. The Board of Directors approves all compensation of our executive officers. The Committee also periodically reviews director compensation.
The Compensation Committee operates under a written charter adopted by our Board of Directors. A copy of the charter is available under the investors section of our website at www.digirad.com. The charter permits the Compensation Committee to engage outside consultants and to consult with our human resources department when appropriate to assist in carrying out its responsibilities. The Committee may also obtain advice and assistance from internal or external legal, accounting, or other advisers selected by the Committee.
Elements of Executive Compensation:
Our executive compensation consists of the following elements:
•Base salary;
•Annual Incentive Bonus;
•Long-Term Incentives; and
•Retirement benefits under a 401(k) plan and generally available benefit programs.
Base Salary. The base salary for each executive is initially established through negotiation at the time the executive is hired, taking into account his or her scope of responsibilities, qualifications, experience, prior salary, and competitive salary information within our industry. Year-to-year adjustments to each executive officer’s base salary are determined by an assessment of his or her sustained performance against individual goals, including leadership skills and the achievement of high ethical standards, the individual’s impact on our business and financial results, current salary in relation to the salary range designated for the job, experience, demonstrated potential for advancement, and an assessment against base salaries paid to executives for comparable jobs in the marketplace.
Based on the factors discussed above, 2013 base salaries were as follows:
Mr. Molchan’s 2013 base salary was set at $250,000. In February 2013, as part of Mr. Molchan’s promotion to President, Digirad, the compensation committee determined to increase Mr. Molchan’s base salary to $275,000. Mr. Molchan’s base salary was subsequently increased to $300,000 based on his promotion to Chief Executive Officer on July 1, 2013.
Mr. Keyes’s 2013 base salary was set at $235,000, which represented no increase from 2012.
Mr. Lott’s 2012 base salary was set at $220,000, which represented no increase from 2012. In February 2013 as part of Mr. Lott’s promotion to President, Diagnostic Imaging, the compensation committee determined to increase Mr. Lott’s base salary to $235,000.
Annual Incentive Bonus. Payments under our executive bonus plan are based on achieving clearly defined, short-term goals. We believe that such bonuses provide incentive to achieve goals that we align with our stockholders’ interests by measuring the achievement of these goals, whenever possible, in terms of revenue and income or other financial objectives. In setting bonus levels, we review our annual business plan and financial performance objectives. After estimating the likely financial results of the business plan as submitted by management and approved by the Board of Directors, we set financial threshold goals based on those estimated results in terms of revenue, EBITDA, cash flow or other financial measurements. We set the minimum performance thresholds that must be reached before any bonus will be paid at levels that will take significant effort and skill to achieve. An executive officer’s failure to meet some or all of these personal goals can affect his or her bonus amount. We believe that offering significant potential income in the form of bonuses allows us to attract and retain executives and to align their interests with those of our stockholders.
Fiscal Year 2013. In June 2013, we finalized and adopted an executive incentive bonus plan for our executive officers for fiscal year 2013. This adoption of this plan was delayed based on our restructuring program that was implemented on February 28, 2013.

For each of Messrs. Molchan, Keyes and Lott, the 2013 executive incentive bonus plan was based 75% on achievement of a 2013 consolidated EBITDA target and 25% on the achievement of personal management objectives, as determined by the Board, which include certain targets related to the Company's strategic objectives. In order to be eligible for a minimum of 35% of the target bonus payout under the Executive Incentive Plan, minimum thresholds of 90% of a consolidated revenue objective, 95% of a consolidated EBITDA objective, and 90% of a consolidated free cash flow objective must be achieved. For each of Messrs. Molchan, Keyes and Lott, the maximum bonus that can be earned is 150% of their target bonus based on achievement of a consolidated EBITDA measure, with EBITDA and associated cash bonus paid on a linear basis between 95% of consolidated EBITDA and 187% of consolidated EBITDA.
For each of Messrs. Molchan, Keyes and Lott, the minimum free cash flow target may not be achieved as a result of under-spending the budgeted capital expenditures, but can be missed as a result of overspending budgeted capital expenditures.
Pursuant to the amended executive employment agreement dated as of March 8, 2013, Mr. Clyde was eligible to receive a performance bonus of up to $67,000 conditioned upon achievement of certain corporate performance milestones as well as personal performance milestones.
The eligible bonus amounts and the bonuses paid under the 2013 executive incentive bonus plan were as follows.

Name and Principal Position	Target Amount	Actual Payout
Matthew G. Molchan, President and Chief Executive Officer	$202,500	$227,813
Todd P. Clyde, Former Chief Executive Officer*	$67,000	$67,000
Jeffry R. Keyes, Chief Financial Officer and Corporate Secretary	$94,000	$141,000
Virgil J. Lott, President, Diagnostic Imaging	$94,000	$141,000
____________________

*	Mr. Clyde’s employment with the Company ended on July 1, 2013.
Long-Term Incentives. The compensation committee has the ability to grant equity instruments to our executives under our executive compensation package program to directly link their interests to those of our stockholders. We grant stock options to our executives because options will only produce value to executives if the price of our stock appreciates. We believe that our executive compensation program must include long-term incentives such as stock options if we wish to hire and retain high-level executive talent. We also believe that stock options help to provide a balance to the overall executive compensation program as base salary and bonus awards focus only on short-term compensation. In addition, the vesting period of stock options encourages executive retention and the preservation of stockholder value. We base the number of stock options granted on the type and responsibility level of the executive’s position, the executive’s performance in the prior year and the executive’s potential for continued sustained contributions to our long-term success and the long-term interests of our stockholders.
Chief Executive Officer Ownership Policy. This policy requires the Chief Executive Officer (“CEO”) to own an amount of the common stock equal in value to at least three times the CEO’s base salary for so long as he or she is serving as CEO. The CEO Ownership Policy shall further provide that until the CEO has achieved the level of stock ownership required by the CEO Ownership Policy, the CEO shall be required to retain an amount of Common Stock equal to 50% of the net shares received as a result of the exercise, vesting or payment of any equity awards granted to the CEO by the Company. Because the CEO must retain a percentage of net shares acquired from any Company equity awards until he or she satisfies the CEO Ownership Policy, there shall be no minimum time period required to achieve the guideline level of ownership required by the CEO Ownership Policy.
401(k) and Other Benefits. During 2013, our executive officers were eligible to receive certain benefits generally available to all our employees on the same terms, including medical, dental and vision insurance, long-term and short-term disability insurance, life and accidental death and dismemberment insurance, health and dependent care flexible spending accounts, educational and employee assistance, paid-time-off, and certain other benefits. During 2013, we also maintained a tax-qualified 401(k) Plan, which provides for broad-based employee participation. During 2013, under the 401(k) Plan, all employees were eligible to receive matching contributions from Digirad of 25% of employee contributions up to a maximum of $1,000 per employee, per year, subject to vesting provisions.
Compensation Risk Assessment
In establishing and reviewing our overall compensation program, the Compensation Committee considers whether the program and its various elements encourage or motivate our executives or other employees to take excessive risks. We believe that our compensation program and its elements are designed to encourage our employees to act in the long-term best interests of the Company and are not reasonably likely to have a material adverse effect on our business.
The Impact of Tax and Accounting Treatments on Elements of Compensation
We have elected to award non-qualified stock options instead of incentive stock options to all our employees, directors and consultants to allow the corporation to take advantage of the more favorable tax advantages associated with non-qualified stock options.

Internal Revenue Code Section 162(m) precludes us from deducting certain forms of non-performance-based compensation in excess of $1.0 million to named executive officers. To date, we have not exceeded the $1.0 million limit for any executive, and the Compensation Committee has not defined a policy that all compensation must be deductible. However, since stock-based awards comprise a significant portion of total compensation, the compensation committee has taken appropriate steps to preserve deductibility for such awards in the future, when appropriate.
Summary Compensation Table
The following table provides information regarding the compensation earned during the fiscal year ended December 31, 2013 by our Chief Executive Officer and our two other most highly compensated executive officers who were employed by us during 2013.

Name and Principal Position	Year	Salary ($)	Stock Award ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (2) (4)	Total ($)
Matthew G. Molchan President and Chief Executive Officer	2013	284,633	—	88,672	227,813	2,000	603,118
	2012	250,846	—	—	93,750	2,000	346,596

Todd P. Clyde (3) Former Chief Executive Officer	2013	194,041	—	—	67,000	516,694	777,735
	2012	344,744	—	—	—	2,000	346,744

Jeffry R. Keyes Chief Financial Officer and Corporate Secretary	2013	235,935	—	44,336	141,000	2,000	423,271
	2012	75,948	—	140,292	—	772	217,012

Virgil J. Lott President, Diagnostic Imaging	2013	233,440	—	44,336	141,000	2,000	420,776
	2012	220,846	—	—	—	2,000	222,846
____________________

(1)
Represents full fair value at grant date of options to purchase Digirad common stock granted to our named executive officers, computed in accordance with FASB ASC Topic 718, Stock Compensation. The full grant date fair value of an option award is the maximum value that may be received over the vesting period if all vesting conditions are satisfied. Thus, there is no assurance that the value, if any, eventually received by our executive officers will correspond to the amount shown. For information regarding assumptions made in connection with this valuation, please see Note 7 to our consolidated financial statements found in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 filed on March 20, 2014.

(2)	Amounts shown for 2013 and 2012 include up to $1,000 matching contributions to the officers’ 401(k) retirement plan and up to $1,000 seed contribution to the executive’s Health Saving Account plans.

(3)	Mr. Clyde’s employment with the Company ended on July 1, 2013 as a result of a previously announced restructuring initiative.

(4)
All other compensation for Mr. Clyde’s includes (a) severance in the amount of $502,500, of which $167,500 was earned and paid in 2013 and $335,000 was earned in 2013 but paid in 2014; (b) COBRA benefits of $7,547; (c) reimbursement of legal fees under his amended employment contract of $4,647; (d) $1,000 matching contributions his 401(k) retirement plan; and (e) $1,000 seed contribution to the his Health Saving Account plan.

Grants of Plan-Based Awards
The following table presents information concerning grants to each of the named executive officers during 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Matthew G. Molchan	N/A	70,875	202,500	303,750	—	—	—	—	80,000	2.29	88,672
Todd P. Clyde (2)	N/A	—	67,000	67,000	—	—	—	—	—	—	—
Jeffry R. Keyes	N/A	32,900	94,000	141,000	—	—	—	—	40,000	2.29	44,336
Virgil J. Lott	N/A	32,900	94,000	141,000	—	—	—	—	40,000	2.29	44,336

____________________

(1)
The amounts in these columns list the threshold, target and maximum payout under our 2013 executive incentive bonus plan. For Mssers. Molchan, Keyes and Lott, cash bonuses for 2013 under this program were dependent on the achievement of both specified corporate-wide financial objectives and specified individual objectives for each named executive officer.

(2)
Mr. Clyde’s employment with the Company ended on July 1, 2013 as a result of a previously announced restructuring initiative. Pursuant to his amended executive employment agreement associated with the restructuring initiative dated as of March 8, 2013, Mr. Clyde was eligible to receive a performance bonus of up to $67,000 conditioned upon achievement of certain corporate performance milestones as well as personal performance milestones.

Outstanding Equity Awards at Fiscal Year-End
The following table presents the outstanding equity awards held by each of the named executive officers as of the fiscal year ended December 31, 2013, including the value of the stock awards.

Name			Option Awards					Stock Awards
	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Matthew G. Molchan	06/04/2013	(2)	—	80,000	—	2.29	06/04/2020	—	—
	02/16/2010	(1)	28,749	1,251	—	1.87	02/16/2017	—	—
	07/09/2009	(3)	11,666	—	—	1.21	07/09/2016	—	—
	11/11/2008	(1)	20,000	—	—	0.70	11/11/2018	—	—

Todd P. Clyde	—		—	—	—	—	—	—	—

Jeffry R. Keyes	06/04/2013	(2)	—	40,000	—	2.29	06/04/2020	—	—
	09/06/2012	(2)	39,062	85,938	—	1.98	09/06/2019	—	—

Virgil J. Lott	06/04/2013	(2)	—	40,000	—	2.29	06/04/2020	—	—
	02/16/2010	(1)	38,332	1,668	—	1.87	02/16/2017	—	—
	07/09/2009	(3)	23,333	—	—	1.21	07/09/2016	—	—
	11/11/2008	(1)	20,000	—	—	0.70	11/11/2018	—	—
____________________

*	Mr. Clyde’s employment with the Company ended on July 1, 2013 as a result of a previously announced restructuring initiative.

(1)	1/48th of the total number of shares subject to the option vest monthly.

(2)	25% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting monthly over 36 months.

(3)	50% of the total number of shares subject to option vest on the first anniversary of the grant date, with the remaining shares vesting monthly over 12 months.
The following table shows for the fiscal year ended December 31, 2013, certain information regarding option exercises and stock vested during the last fiscal year with respect to the named executive officers:

Name	Option Exercises and Stock Vested in Fiscal 2013
	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Matthew G. Molchan	—	—	—	—
Todd P. Clyde*	402,915	607,055	25,000	56,375
Jeffry R. Keyes	—	—	—	—
Virgil J. Lott	—	—	20,001	46,294
____________________

*	Mr. Clyde’s employment with the Company ended on July 1, 2013 as a result of a previously announced restructuring initiative.
Pension Benefits
None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.
Nonqualified Deferred Compensation
None of our named executive officers participates in or has account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.
Potential Payments Upon Termination or Change of Control
Todd P. Clyde
In connection with Mr. Clyde’s appointment as our President and Chief Executive Officer, we entered into an employment agreement with him that provides for certain compensation and severance benefits, which was amended on March 8, 2013.  Pursuant to the amended executive employment agreement, Mr. Clyde was eligible to receive a performance bonus of up to $67,000 conditioned upon achievement of certain corporate performance milestones as well as personal performance milestones. The Company agreed to reimburse up to $7,500 of Mr. Clyde’s legal fees associated with this separation arrangement.
On Mr. Clyde’s employment termination date of July 1, 2013, he was eligible to receive severance payments in an amount equal to $502,500, with the severance amounts to be paid at the rate of $27,916.67 per month, less applicable withholding, from the first regular payroll date following the separation of service until December 31, 2013, in accordance with the Company’s regular payroll practices. The amount of unpaid severance remaining as of January 1, 2014 will be paid in a lump sum on January 2, 2014. Severance payments made in fiscal year 2013 through December 31, 2013 amounted to $167,500. Mr. Clyde was subsequent paid his remaining severance of $335,000 in January 2014. Mr. Clyde was also provided with continuing COBRA benefits of $7,547 and reimbursement of legal fees under his employment contract of $4,647. Mr. Clyde’s outstanding unvested equity instruments ceased vesting as of July 1, 2013 and all unvested equity instruments were forfeited on that date.
Matthew G. Molchan
We entered into an employment agreement with Mr. Molchan on May 1, 2007, as amended on August 7, 2010. In connection with the determination to change the Company’s business strategy, our Board of Directors appointed Matthew G. Molchan, who has served as President, Digirad Imaging Solutions, Inc. since January 2012 to serve as President of Digirad Corporation, effective February 27, 2013, and subsequently, to Chief Executive Officer on July 1, 2013. Effective with this change, Mr. Molchan’s base salary increased to $300,000 per year from $275,000 per year. Under our executive compensation plan, for the period from January 1, 2013 to June 30, 2013, he will be eligible to receive a prorated performance bonus equal to 60% of his base salary of $275,000, and for the portion of the year from July 1, 2013 to December 31, 2013 he will be eligible to receive a prorated performance bonus equal to 80% of his base salary of $300,000.
If Mr. Molchan would have been terminated without cause at December 31, 2013 or if Mr. Molchan would have resigned for good reason, Mr. Molchan would have been entitled to receive (i) continuing severance payments of base pay for a period of six months totaling $150,000 and (ii) a prorated amount of his Performance Bonus payable at the time of his termination date.

Jeffry R. Keyes
On March 4, 2013, we entered into an executive employment agreement with Mr. Keyes pursuant to which he would receive six months of severance at his current salary at the time of the termination, six months of COBRA coverage and full acceleration of his outstanding equity instruments in the event that he is terminated, he no longer reports to the Company’s Chief Executive Officer or he is required to move more than 50 miles from Poway, California.
Assuming the Mr. Keyes’ employment agreement was effective December 31, 2013 and he was terminated without cause on that date, he would have been entitled to receive (i) severance payments of $117,500, (ii) COBRA payments with an estimated value of $6,500 and (iii) accelerated stock option vesting with a market value of $204,213.
Virgil J. Lott
On December 31, 2010, the Company entered into a severance agreement with Virgil J. Lott. In connection with the change in our business strategy, our Board of Directors elevated Mr. Lott from Senior Vice President to President of our Diagnostic Imaging business. Mr. Lott’s base salary has been increased from $220,000 per year to $235,000 per year. In the event his employment with the Company is terminated without cause (as defined below), he would receive a severance payment in amount equal to six months of his base salary.
Assuming that Mr. Lott’s employment was terminated without cause as of December 31, 2013, he would have been entitled to receive severance payments of $117,500.
Under our executive employment agreements “Cause” generally includes the occurrence of any of the following events: (1) willful misconduct or gross negligence in the performance of duties under the agreement; willful failure or refusal to perform in the usual manner at the usual time those duties which regularly and routinely performs in connection with the business of the Company or such other duties reasonably related to the capacity in which such executive is employed hereunder which may be assigned to such executive by the Board of Directors, if such failure or refusal has not been substantially cured to the satisfaction of the Board of Directors within thirty (30) days after written notice of such failure or refusal has been given by the Company to such executive; performance of any material action when specifically and reasonably instructed not to do so by the Board of Directors; engaging or in any manner participating in any activity which is directly competitive with or intentionally injurious to the Company; commission of any fraud, or use or appropriation for his personal use or benefit of any funds, properties or opportunities of the Company not authorized by the Board of Directors to be so used or appropriated; conviction of any felony involving moral turpitude; or willful or grossly negligent violation of the Ethics Code.
The stock option agreements of our named executive officers provide that, in case of a change of control of Digirad, all options then outstanding but neither assumed nor replaced by the successor entity shall vest immediately upon the change of control event. Further, if an executive’s employment is terminated without cause within twelve (12) months of the change of control all stock options then outstanding, either assumed or replaced, shall become fully vested at the time of termination. With respect to Mr. Keyes’s employment agreement, should Mr. Keyes be terminated without cause or leave for good reason, all of Mr. Keyes’s then outstanding equity instruments will immediately vest. As of December 31, 2013, the value of the stock options of our named executive officers that would accelerate upon (i) termination without cause within twelve (12) months of a change of control in which options are assumed or replaced by the successor entity, (ii) a change of control in which the outstanding stock options are neither assumed or replaced by the successor entity, or (iii) in the case of Mr. Keyes, termination without cause or left for good reason would be as follows based on the difference between the closing price on the last trading day of the year of $3.70 per share and the exercise price of the respective options:

Name	Option Value as of December 31, 2013	Stock Award Value as of December 31, 2013
Matthew G. Molchan	$115,089	$—
Todd P. Clyde*	—	—
Jeffry R. Keyes	204,213	—
Virgil J. Lott	59,452	—
____________________

*	Mr. Clyde’s employment with the Company ended on July 1, 2013 as a result of a previously announced restructuring initiative.

COMPENSATION OF DIRECTORS
Cash Retainer Compensation
Non-employee members of our Board of Directors are paid an annual cash retainer for their service, with additional compensation for being the chairperson of the Board, serving on a committee of the Board and chairing a committee of the Board. Payments are made quarterly, in advance.
The compensation paid to the members of the Board of Directors is indicated in the chart below:

2013 Director Cash Compensation
Director Annual Retainer (all)	$36,000
Additional Annual Retainer to Chairperson	$15,000
Additional Annual Retainer to Audit Committee Chairperson	$14,500
Additional Annual Retainer to Compensation Committee Chairperson	$5,000
Additional Annual Retainer to Corporate Governance Committee Chairperson	$5,000
Additional Annual Retainer to Strategic Advisory Committee Chairperson	$5,000
Additional Annual Retainer to Audit Committee Member	$4,000
Additional Annual Retainer to Compensation Committee Member	$4,000
Additional Annual Retainer to Corporate Governance Committee Member	$4,000
Additional Annual Retainer to Strategic Advisory Committee Member	$4,000
For the sake of clarity, each of the audit committee, the compensation committee, the corporate governance committee and the strategic advisory committee chairpersons only receive an amount equal to the chairperson fee set forth in the table above and not the chairperson fee plus the member fee.
The single employee director of our Board of Directors, Mr. Molchan, our President and Chief Executive Officer, does not receive additional compensation for his service on our Board of Directors. Mr. Clyde did not receive any additional compensation in his capacity as employee Director prior to his employment terminating on July 1, 2013.
Non-Employee Director Equity Grants For 2013
In February 2013, our Board of Directors completed working with our compensation committee to determine the appropriate level of annual equity grants to our non-employee directors for the year ending December 31, 2013. The result of this analysis was that the Board of Directors believed that non-employee directors should not receive any equity grants in 2013. Going forward, the compensation committee will initiate a further review of non-employee director compensation, including the amount and timing of future equity grants.
Non-Employee Director Compensation Table
The following table sets forth summary information concerning compensation paid or accrued for services rendered to us in all capacities to the non-employee members of our Board of Directors for the fiscal year ended December 31, 2013.

Name	Fees Paid in Cash ($)	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jeffrey E. Eberwein (1)	61,561	—	—	—	—	—	61,561
John M. Climaco (2)	48,075	—	—	—	—	—	48,075
Charles M. Gillman (3)	45,000	—	—	—	—	—	45,000
James B. Hawkins (4)	45,000	—	—	—	—	—	45,000
John Sayward (5)	54,500	—	—	—	—	—	54,500
R. King Nelson (6)*	6,064	—	—	—	—	—	6,064
Gerhard F. Burbach (6)*	4,111	—	—	—	—	—	4,111
____________________

*	Messrs. Nelson and Burbach resigned from the Board on February 6, 2013.

(1)	Mr. Eberwein has outstanding options to purchase an aggregate 40,000 shares at December 31, 2013.

(2)	Mr. Climaco has outstanding options to purchase an aggregate 40,000 shares at December 31, 2013.

(3)	Mr. Gillman has outstanding options to purchase an aggregate 40,000 shares at December 31, 2013.

(4)	Mr. Hawkins has no outstanding equity instruments at December 31, 2013.

(5)	Mr. Sayward has outstanding 14,000 vested restricted stock units subject to deferral of delivery.

(6)	Messrs. Nelson and Burbach forfeited all outstanding stock options 90 days after their resignation date.
PROPOSAL 3: ADVISORY (NON-BINDING) STOCKHOLDER APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide advisory (non-binding) approval of the compensation of our named executive officers, as we have described it in the “Executive Compensation” section of this Proxy Statement. Although this vote is advisory, and not binding on our Company, it will provide information to our management and the compensation committee regarding investor opinion about our executive compensation practices and policies, which the compensation committee will be able to consider when determining executive compensation for the remainder of 2014 and beyond.
We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:
“RESOLVED, that the holders of shares of common stock approve, on an advisory basis, the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in this Proxy Statement, pursuant to the compensation disclosure rules of the SEC. However, as this is an advisory vote, the result will not be binding on our Board of Directors or the Company.”
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION ON THE PROXY CARD.

PROPOSAL 4: TAX BENEFIT PRESERVATION PLAN
Introduction
On May 23, 2013, the Board of Directors (the “Board”) adopted a Tax Benefit Preservation Plan, as amended by the First Amendment thereto dated as of November 11, 2013 (as so amended, the “Benefit Plan”). This proposal is an opportunity for stockholders to approve the decision of the Board to adopt the Benefit Plan through May 23, 2016. Without shareholder approval, the Benefit Plan will expire 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2014 Annual Meeting of Stockholders are certified, unless the continuation of the Rights (as defined below) is approved by the affirmative vote of the majority of shares of the Company's common stock present in person or represented by proxy at Company’s 2014 Annual Meeting of Stockholders (or any adjournment or postponement thereof).
By adopting the Benefit Plan, the Board is helping to preserve the value of certain deferred tax benefits, including those generated by net operating losses (collectively, the “Tax Benefits”). The Company's ability to use these Tax Benefits would be substantially limited if it were to experience an “ownership change” as defined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). In general, an ownership change would occur if there is a greater than 50-percentage point change in ownership of securities by stockholders owning (or deemed to own under Section 382 of the Code) five percent or more of a corporation's securities over a rolling three-year period. The Benefit Plan reduces the likelihood that changes in the Company's investor base have the unintended effect of limiting the Company's use of its Tax Benefits. The Board believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Benefit Plan.
The Benefit Plan is intended to act as a deterrent to any person acquiring shares of the Company's common stock equal to or exceeding 4.99% of the Company's common stock, or any existing holder of 4.99% or more of the Company's common stock acquiring additional shares, by substantially diluting the ownership interest of any such stockholder unless the stockholder obtains an exemption from the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Company's common stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board has established procedures to consider requests to exempt certain acquisitions of the Company's securities from the Benefit Plan if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company. Please review the information about the Benefit Plan below, including without limitation, Certain Considerations Relating to the Benefit Plan.
Plan Summary
The following is a summary of the terms of the Benefit Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the Benefit Plan, a copy of which is attached as Exhibit A to this proxy statement.

Distribution and Transfer of Rights; Rights Certificates:
The Board has declared a dividend of one right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share, of the Company (the “Common Shares”) to stockholders of record as of the close of business on May 23, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Participating Preferred Stock, par value $0.0001 per share, of the Company (the “Preferred Shares”) at an exercise price of $20.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”).

Prior to the Distribution Date referred to below:

    • the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;

    • new Common Shares certificates issued after the Record Date will contain a legend incorporating the Benefit Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and

    • the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.

Rights will accompany any new Common Shares that are issued after the Record Date.

Distribution Date:
Subject to certain exceptions specified in the Benefit Plan, the Rights will separate from the Common Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Shares.

The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.” After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Rights:
After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

    • not be redeemable;

    • entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;

    • entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;

    • have the same voting power as one Common Share; and

    • entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:
If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Benefit Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding Common Shares as of the time of the first public announcement of the Benefit Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional Common Shares while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Shares.

Flip-Over Trigger:
If, after an Acquiring Person obtains 4.99% or more of the Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights:
The Rights will be redeemable at the Company’s option for $0.0001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.0001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision:
At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights:
The Rights expire on the earliest of (i) 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2014 Annual Meeting of Stockholders are certified, unless the continuation of the Rights is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at Company’s 2014 Annual Meeting of Stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (iii) 5:00 p.m., New York time, on May 23, 2016.

Amendment of Terms of Benefit Plan and Rights:
The terms of the Rights and the Benefit Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Benefit Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Benefit Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions:
The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes:
The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Certain Considerations Relating to the Benefit Plan
The Board believes that attempting to protect the Tax Benefits described above is in the Company’s and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Benefit Plan is approved. You should consider the factors below when making your decision.
Future Use and Amount of the Tax Benefits is Uncertain. The Company’s use of the Tax Benefits depends on its ability to generate taxable income in the future. The Company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the Tax Benefits at such time will exceed any potential Section 382 limitation.
Potential Effects on Liquidity. The Benefit Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of common stock in excess of the specified limitations. A stockholder’s ability to dispose of the Company’s common stock may be limited if the Benefit Plan reduces the number of persons willing to acquire the Company’s common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of the Company’s shares and consult their own legal advisors and/or us to determine whether their ownership of the Company’s shares approaches the proscribed level.

Potential Impact on Value. The Benefit Plan could negatively impact the value of the Company’s common stock by deterring persons or groups of persons from acquiring the Company’s common stock, including in acquisitions for which some stockholders might receive a premium above market value.
Anti-Takeover Effect. The Board adopted the Benefit Plan to diminish the risk that the Company’s ability to use the Tax Benefits to reduce potential federal income tax obligations is impaired. Nonetheless, the Benefit Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of the Company’s common stock or, in the case of a person or group of persons that already own 4.99% or more of the Company’s common stock, from acquiring any additional common stock. As the Benefit Plan will cause substantial dilution to any person or group who attempts to acquire such an interest in the Company without advance approval from the Board, one effect of the Benefit Plan may be to render more difficult or discourage any attempt to acquire the Company or a substantial interest in the Company without Board approval.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF THE TAX BENEFIT PRESERVATION PLAN ON THE PROXY CARD.

PROPOSAL 5: APPROVAL OF THE 2014 STOCK INCENTIVE PLAN
Stockholders are requested in this Proposal Five to approve the adoption of the 2014 Equity Incentive Plan (the “2014 Plan”) for the purpose of replacing the Company's 2004 Amended and Restated Stock Incentive Plan (the “2004 Plan”), which was previously approved by the Company’s stockholders. The 2014 Plan, like the 2004 Plan, permits the Company to compensate eligible participants with equity and cash awards. Awards will not be made under the 2014 Plan until stockholder approval is obtained for the 2014 Plan.
Vote Required and Board Recommendation
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the amendment to the 2014 Plan. Abstentions will be counted towards the tabulation of Votes Cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.
Our Current Equity Incentive Plans Will No Longer Have Shares Available for Grant
Presently, our 2004 Plan has no material shares available for grant, and our 2011 Stock Inducement Stock Incentive Plan (“the 2011 Plan”), (collectively, “the Prior Plans”) which is reserved for material inducement for only new employees joining the Company (these shares cannot be used for existing employees) is forecasted to run out of shares in 2014. As such, we will not be able to issue equity to our employees, directors and consultants unless our shareholders approve the 2014 Plan. Specifically, as of March 13, 2014, there were an aggregate of 150,714 shares of common stock available for grant under the Prior Plans, of which only 4,047 shares of common stock are available for grant to existing employees and non-employee directors. Without a sufficiently sizable equity incentive program, we would be at a disadvantage against competitor companies in the marketplace to provide the total compensation package necessary to attract, retain and motivate employee talent critical to our future success. Approval of the 2014 Plan is intended to ensure that we are able to continue offering stock-based incentive compensation to our eligible employees and non-employee directors. Without forms of equity incentives, we would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to our future successes. These cash replacement alternatives would, among other things, potentially reduce the cash available for investment in growth and development of new and existing products
The Board of Directors recommends that the stockholders vote IN FAVOR OF the adoption to the 2014 Plan
The 2014 Plan provides the Company’s directors with the flexibility to compensate eligible participants through a variety of possible awards. These awards may be tied to the financial or operational performance of the Company as well as to the performance of the stock. Because of the key role the 2014 Plan plays in the compensation of the executives, the Company’s directors urge you to vote for approval of the 2014 Plan, including its performance standards.
Section 162(m) of the Internal Revenue Code (the “Code”) limits the deductions a publicly held company can claim for compensation in excess of $1 million in a given year paid to the Chief Executive Officer and the two other most highly compensated executive officers serving on the last day of the fiscal year, excluding the Chief Financial Officer. “Performance-based” compensation that meets certain requirements is not counted against the $1 million deductibility cap, and therefore remains fully deductible; however, there can be no guarantee that awards granted under the 2014 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code. For purposes of Section 162(m) of the Code, approval of the 2014 Plan will be deemed to include approval of the material terms of the performance goals under the 2014 Plan, as described below. Stockholder approval of the material terms of the performance goals, without specific targeted levels of performance, will permit qualification of incentive awards for full tax deductibility for a period of five years under Section 162(m). Stockholder approval of the performance goal inherent in stock options and SARs (increases in the market price of stock) is not subject to a time limit under Section 162(m).
In addition, stockholder approval will permit designated stock options to qualify as incentive stock options under the Code for a period of ten years. Such qualification can give the holder of the options more favorable tax treatment, as explained below.
A summary of the key features of the 2014 Plan are summarized below. This summary is not a complete description of all the provisions of the 2014 Plan and is therefore the full text of the 2014 Plan is set forth in Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to the text of the 2014 Plan.

Purpose
 The 2014 Plan allows the Company to provide employees, consultants and all members of the Company’s Board who are selected to receive awards under the 2014 Plan the opportunity to acquire an equity interest in the Company.  The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.
Key Provisions
The following is a summary of the key provisions of the 2014 Plan:

Plan Termination Date:	May 12, 2024
Eligible Participants:	Employees, consultants and all members of the board of the Company (except that only employees are eligible for Incentive Stock Options)
Shares Authorized:	1,500,000 plus any shares previously authorized and available for issuance under the 2004 Plan.
Award Types:	(1) Incentive Stock Options
(2) Non-qualified Stock Options
(3) Restricted Stock
(4) Stock Appreciation Rights
(5) Performance Bonus Awards
(6) Deferred Stock
(7) Restricted Stock Units
(8) Dividend Equivalents
(9) Performance Stock Units
(10) Performance Share Awards
(11) Other Stock-Based Awards
Grant Limits Per Person Per Year:
Awards: 500,000 shares of stock; provided that in no event shall any participant receive one or more awards of restricted stock or Other Stock-Based Awards (as defined in the 2014 Plan) in excess of 250,000 shares of stock

Vesting:	Determined by Compensation Committee
Not Permitted:	Repricing of stock options and amendments that under the Code or Nasdaq rules require stockholder approval
Incentive Stock Option Limit:	No more than 1,000,000 shares may be issued pursuant to incentive stock options
Stock Options. The 2014 Plan permits the Compensation Committee of the Board (the “Plan Committee”) to issue incentive stock options and non-qualified stock options to participants, which directly link their financial success to that of the Company’s stockholders. The Plan Committee shall determine the number of shares subject to options and all other terms and conditions of the options, including vesting requirements. In no event, however, may the exercise price of a stock option be less than 100% of the fair market value of the Company’s common stock on the date of the stock option’s grant, nor may any option have a term of more than ten years. Except for adjustments based on changes in the corporate structure or as otherwise provided in the 2014 Plan, the terms of an option may not be amended to reduce the exercise price nor may options be cancelled or exchanged for cash, other awards or options with an exercise price that is less than the exercise price of the original options.
Additionally, in the case of an incentive stock option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such incentive stock option shall be granted at a price that is not less than one hundred and ten percent (110%) of fair market value on the date of grant and such incentive stock option shall be exercisable for no more than five (5) years from the date of grant.

Stock Appreciation Rights. The 2014 Plan permits the Plan Committee to issue stock appreciation rights (“SARs”), either free-standing or in tandem with stock options. The Plan Committee shall determine the number of SARs to be granted and other terms and conditions of the SARs. In no event, however, may the exercise of a SAR be less than 100% of the fair market value of the Company’s stock on the date of grant, and the terms shall not exceed ten years. SARs may be settled in cash, stock, or a combination of both.
Restricted Stock and Restricted Stock Units. The 2014 Plan permits the Plan Committee to grant restricted stock awards. Each share of restricted stock shall be subject to such terms, conditions, restrictions, and/or limitations, if any, as the Plan Committee deems appropriate, including, but not by way of limitation, restrictions on transferability and continued employment. Holders of shares of restricted stock may vote the shares and receive dividends on such shares. In order to qualify a restricted stock grant under Section 162(m) of the Code, the Plan Committee may condition vesting of the award on the attainment of performance goals, using the same performance criteria as that used for performance shares and units. The vesting period for restricted stock shall be determined by the Plan Committee, which may accelerate the vesting of any such award. The Plan Committee may also grant restricted stock units, which have substantially the same terms as restricted stock, except that units have no voting rights, may or may not receive dividend equivalents, and may be paid in cash or stock. The Plan Committee may also grant unrestricted stock under this provision.
Performance Shares and Performance Stock Units. The 2014 Plan permits the Plan Committee to issue “performance shares” and “performance stock units.” These are contingent incentive awards that are converted into stock and/or cash and paid out to the participant only if specific performance goals are achieved over performance periods, as set by the Plan Committee. If the performance goals are not achieved, the awards are canceled or reduced. Performance shares are each equivalent in value to a share of common stock (payable in cash and/or stock), while performance stock units are equal to a specific amount of cash.
Stock Payments and Other Stock-Based Awards. The 2014 Plan also permits the Plan Committee to grant awards of deferred stock, dividend equivalents, other stock-based awards, and performance bonus awards as provided in the 2014 Plan.
Performance Based Awards. The performance goals set by the Plan Committee, which are applicable to all awards under the 2014 Plan, except incentive stock options, non-qualified stock options and SARs, and are intended to satisfy Section 162(m) of the Code with respect to awards to covered employees as defined thereunder, include payout tables, formulas or other standards to be used in determining the extent to which the performance goals are met and, if met, the number of performance shares and/or performance stock units that would be converted into stock and/or cash (or the rate of such conversion) and distributed to participants. The performance criteria may include, or be offset by, any of the following criteria or any combination thereof:

•
Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

•
Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.

•	The Company’s Stock price, return on stockholders’ equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.

•	Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.
Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an award to fail to satisfy the performance based exemption of Section 162(m) of the Code.
Eligible for Participation. Persons eligible to participate in the 2014 Plan include employees, consultants and all members of the Board of Directors, as determined by the Plan Committee.
Available Shares. The 2014 Plan authorizes the issuance, over a 10-year period, of up to 1,500,000 shares of common stock to participants, plus any shares previously authorized and available for issuance under the 2014 Plan. In the event of a stock split, stock dividend, or other change in the corporate structure of the Company, as described in the 2014 Plan, affecting the shares that may be issued under the 2014 Plan, an adjustment shall be made in the number and class of shares which may be delivered under the Plan (including but not limited to individual grant limits).
After May 12, 2024, no further awards may be issued under the 2014 Plan.
Federal Income Tax Matters Relating to Awards. The following is a summary of the principal U.S. Federal income tax consequences under present law of the issuance and exercise of stock options and the vesting of the awards granted under the 2014 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.
Incentive Stock Options.  Incentive stock options under the 2014 Plan are intended to be eligible for the favorable tax treatment accorded “incentive stock options” under the Code.  There generally are no federal income tax consequences to the participant or the Company by reason of the grant or exercise of an incentive stock option.  However, the exercise of an incentive stock option may increase the participant’s alternative minimum tax liability, if any.
If a participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of such stock will be treated for tax purposes as long-term capital gain or loss.
Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the participant’s actual gain, if any, on the purchase and sale.  The participant’s additional gain (or any loss) upon the disqualifying disposition will be a capital gain (or loss), which will be long-term or short-term depending on whether the stock was held for more than one (1) year.
To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled  to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.
Non-qualified Stock Options, Restricted Stock Awards, Restricted Stock Units, and Deferred Stock.  Non-qualified stock options, restricted stock awards, restricted stock units and deferred stock granted under the 2014 Plan generally have the following federal income tax consequences:
There are no tax consequences to the participant or the Company by reason of the grant of a non-qualified stock option.  Upon exercise of the option, the participant ordinarily will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the exercise date over the exercise price.  If the stock received pursuant to the exercise is subject to further vesting requirements, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects under Section 83(b) of the Code to be taxed on receipt of the stock.
There are no tax consequences to the participant or the Company by reason of the grant of restricted stock, restricted stock units or deferred stock awards.  The participant ordinarily will  recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value over the purchase price, if any, when such award vests.  Under certain circumstances, the participant may be permitted to elect under Section 83(b) of the Code to be taxed on the grant date.
With respect to employees, the Company is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized.  The Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.
Upon disposition of the stock, the participant will generally recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock (if any) plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock.  Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one (1) year.
Stock Appreciation Rights.  No taxable income is generally recognized upon the receipt of a SAR, but upon exercise of the SAR, the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the recipient in the year of such exercise.  The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.
Performance Awards.  A participant who has been granted a performance award generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time.  When an award is paid, whether in cash or common shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.
Stock Payments and Other Stock-Based Awards.  A participant who receives a stock payment in lieu of a cash payment that would otherwise have been made will generally be taxed as if the cash payment has been received, and the Company generally will be entitled to a deduction for the same amount.
Most of the awards under the 2014 Plan are exempt from Section 409A of the Code. To the extent that any award hereunder could be subject to Section 409A of the Code, it will be structured to comply with Section 409A of the Code.
Other Information. The 2014 Plan may be amended in whole or in part by the Board of Directors or the Plan Committee with the approval of the Board of Directors and in certain circumstances with shareholder approval. Unless the Plan Committee provides otherwise in advance of the grant, in the event of a Change in Control (as defined in the 2014 Plan), if the employee is involuntarily terminated or leaves for “Good Reason,” options and restricted stock (including restricted stock units) shall vest. In addition, unless otherwise determined by the Plan Committee, the payout of performance stock units and performance shares shall be determined exclusively by the attainment of the performance goals established by the Plan Committee, which may not be modified after the Change in Control, and the Company shall not have the right to reduce the awards for any other reason. “Good Reason” means in connection with a termination of employment by a participant within two years following a Change in Control, (a) a material adverse alteration in the participant’s position or in the nature or status of the participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the participant’s principal place of employment to a location that is more than 50 miles from the location where the participant was principally employed at the time of the Change in Control or materially increases the time of the participant's commute as compared to the participant's commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).
In addition, the 2014 Plan provides that if the Company is required to prepare an accounting restatement due to material noncompliance with the financial reporting requirements of the securities laws, in certain cases the Plan Committee may require the repayment of amounts paid under the 2014 Plan in excess of what the employee would have received under the accounting restatement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL
OF 2014 STOCK INCENTIVE PLAN ON THE PROXY CARD.

RELATED PERSON TRANSACTIONS AND SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Related Person Transactions
Issuance of Stock Options
During the fiscal year ended December 31, 2013, we did not grant any equity instruments to our current non-employee directors.
Other Transactions
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements require us to indemnify these individuals to the fullest extent permitted by Delaware law and may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. In addition, we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in certain circumstances.
We believe that all of the transactions described above were on terms at least as favorable to us as they would have been had we entered into those transactions with unaffiliated third parties.
Policy Concerning Audit Committee Approval of Related Person Transactions
Our Board of Directors and audit committee has adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors if it is inappropriate for our Audit Committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder, or any of their immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Digirad’s directors, executive officers and holders of more than 10% of its common stock to file with the SEC reports regarding their ownership and changes in ownership of Digirad’s securities. During 2013, we had two instances of Section 16 Form 4 late filings; one related to Mr. Sayward and one related to Mr. Climaco. Based solely on a review of all other such filings and written representations from certain reporting persons, Digirad believes that during 2013, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements beyond the two instances noted.
STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 promulgated under the Exchange Act must be directed to the Corporate Secretary, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024 and must be received by December 11, 2014. In order for proposals of stockholders made outside of Rule 14a-8 promulgated under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) promulgated under the Exchange Act, such proposals must be received by the Corporate Secretary at the above address by December 11, 2014 and must also be submitted in accordance with the requirements of our bylaws.
ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 will be mailed to stockholders of record as of March 13, 2014.
A copy of our Annual Report on Form 10-K will also be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of Digirad at such date to any person who was a beneficial owner of our common stock on the Record Date. Requests should be directed to Investor Relations, Digirad Corporation, 1048 Industrial Court, Suwanee, Georgia 30024.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are Digirad stockholders may be “householding” our proxy materials. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.
GENERAL
Cost of Solicitation
We have retained InvestorCom, Inc. (“InvestorCom”) to assist us in the solicitation of proxies for a fee of up to $7,500 plus out-of-pocket expenses. Our expenses related to the solicitation of proxies from stockholders this year are not anticipated to be significant, with the total cost expected to be approximately $10,000. These solicitation costs are expected to include primarily the fee payable to our proxy solicitor. To date, we have incurred approximately $8,000 of these solicitation costs.
Other Matters
The Board of Directors is not aware of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, your shares of common stock will be voted in accordance with the best judgment of the designated proxy holders (who are identified on the enclosed proxy card).
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF HOW MANY OR HOW FEW SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING WHITE PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

By Order of the Board of Directors,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chairman of the Board
Dated: April 8, 2014

APPENDIX A
______________________________________________________________________________________________________
TAX BENEFIT PRESERVATION PLAN
Dated as of May 23, 2013
by and between
DIGIRAD CORPORATION
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent
______________________________________________________________________________________________________
TAX BENEFIT PRESERVATION PLAN
This TAX BENEFIT PRESERVATION PLAN (this “Plan”), dated as of May 23, 2013, is by and between Digirad Corporation, a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, a New York limited liability company, as rights agent (the “Rights Agent”). All capitalized terms used in this Plan have the meanings given thereto in Section 1.
RECITALS
WHEREAS, on May 23, 2013 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company (the “Board”) adopted this Plan and authorized and declared a dividend of one preferred share purchase right (a “Right”) for each Common Share outstanding as of the Close of Business on June 4, 2013 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Preferred Share (as such number may be adjusted pursuant to the provisions of this Plan) and having the rights, preferences and privileges set forth in the form of Certificate of Designation of Rights, Preferences and Privileges of Series B Participating Preferred Stock attached hereto as Exhibit A, upon the terms and subject to the conditions set forth herein;
WHEREAS, the Board further authorized and directed the issuance of one Right (as such number may be adjusted pursuant to the provisions of this Plan) with respect to each Common Share that becomes outstanding (whether as an original issuance or from the Company’s treasury) between the Record Date and the earlier of the (a) Distribution Date and (b) Expiration Date, and in certain circumstances after the Distribution Date;
WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as hereinafter defined) for income tax purposes could be substantially limited or lost altogether; and
WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:
Section 1.Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:
(a)    “Acquiring Person” means any Person who or that, together with all Affiliates and Associates of such Person, is the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but shall not include (i) any Exempt Person; or (ii) any Existing Holder, unless and until such time as such Existing Holder becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), unless upon becoming the Beneficial Owner of such additional Common Shares, such Existing Holder does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, no Person will be deemed to be an Acquiring Person as the result of an acquisition of Common Shares by an Exempt Person that, by reducing the number of Common Shares then outstanding, increases the proportionate number of Common Shares that are Beneficially Owned by such Person to 4.99% or more of the Common Shares then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 4.99% or more of the Common Shares then outstanding solely as the result of a reduction in the number of Common Shares then outstanding due to an acquisition of Common Shares by an Exempt Person and, after such acquisition by such Exempt Person, becomes the Beneficial Owner of one or more additional Common Shares (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Shares in Common Shares or pursuant to a split or subdivision of the outstanding Common Shares), then such Person will be deemed to be an Acquiring Person unless, upon becoming the Beneficial Owner of such additional Common Shares, such Person does not Beneficially Own 4.99% or more of the Common Shares then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an Acquiring Person has become such inadvertently (including because (A) such Person was unaware that it Beneficially Owned a percentage of the Common Shares that would otherwise cause such Person to be an Acquiring Person or (B) such Person was aware of the extent of the Common Shares that it Beneficially Owned but had no actual knowledge of the consequences of such Beneficial Ownership pursuant to this Plan) and without any intention of changing or influencing control of the Company, and if such Person divested or divests (including by entering into an agreement with the Company, which agreement is satisfactory to the Board in its sole discretion, to divest and subsequently divests in accordance with the terms of such agreement, without exercising or retaining any power, including voting power, with respect to such Common Shares) as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person will not be deemed to be or to have become an Acquiring Person at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of the outstanding Common Shares of which any Person is the Beneficial Owner, will be calculated in accordance with Section 382 and the Treasury Regulations promulgated thereunder.
(b)    “Adjustment Shares” has the meaning set forth in Section 11(a)(ii).
(c)    “Affiliate” and “Associate” have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date and, to the extent not included within the foregoing, will also include, with respect to any Person, any other Person (other than an Exempt Person or an Existing Holder) whose Stock or other securities (i) would be deemed owned constructively or indirectly by such first Person for purposes of Section 382; (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included; or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382; provided, however, that a Person will not be deemed to be an Affiliate or Associate of another Person solely because either or both such Persons are or were directors of the Company.
(d)    A Person will be deemed the “Beneficial Owner” of, and will be deemed to “Beneficially Own,” any securities:
(i)    that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; or (F) any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, however, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a)

or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;
(ii)    that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to vote (including the power to vote or to direct the voting of) or dispose (or direct the disposition) of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), including pursuant to any agreement, arrangement or understanding whether or not in writing; provided, however, that a Person will not be deemed the Beneficial Owner of, or to Beneficially Own, any security pursuant to this Section 1(d)(ii) as a result of an agreement, arrangement or understanding whether or not in writing to vote such security if such agreement, arrangement or understanding (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the General Rules and Regulations promulgated under the Exchange Act; and (B) is not also then reportable by such Person on Schedule 13D pursuant to the Exchange Act (or any comparable or successor report); or
(iii)    that are Beneficially Owned, directly or indirectly, by any other Person (or any of such Person’s Affiliates or Associates) with which such first Person (or any of such first Person’s Affiliates or Associates) has any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy to the extent contemplated by the proviso to Section 1(d)(ii)) or disposing of any securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” pursuant to Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that no person who is an officer, director or employee of an Exempt Person will be deemed, solely by reason of such person’s status or authority as such, to be a Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company that are Beneficially Owned (including in a fiduciary capacity) by an Exempt Person or by any other such officer, director or employee of an Exempt Person; provided further, however, that any stockholder of the Company, together with any Affiliate, Associate or other person who may be deemed to be a representative of such stockholder then serving as a director of the Company, will not be deemed to be the Beneficial Owner of, to have Beneficial Ownership of or to Beneficially Own any securities of the Company held by any other Person as a result of any Person affiliated or otherwise associated with such stockholder serving as a director of the Company.
Notwithstanding anything in this Plan to the contrary, to the extent not within the foregoing provisions of this Section 1(e), a Person will be deemed to be the Beneficial Owner of, and will be deemed to Beneficially Own or have Beneficial Ownership of, Stock held by any other Person that such Person would be deemed to own constructively or indirectly or otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and Treasury Regulations thereunder.
(e)    “Board” has the meaning set forth in the recitals at the beginning of this Plan.
(f)    “Book Entry Shares” has the meaning set forth in Section 3(a).
(g)    “Business Day” means any day other than a Saturday, Sunday or a day on which the Federal Reserve Bank of New York is closed.
(h)    “Close of Business” on any given date means 5:00 p.m., New York City time, on such date; provided, however, that if such date is not a Business Day, it means 5:00 p.m., New York City time, on the next succeeding Business Day.
(i)    “Code” has the meaning set forth in the recitals at the beginning of this Plan.
(j)    “Common Shares” means, unless otherwise specified, the shares of common stock, par value $0.0001 per share, of the Company. When used with reference to any Person other than the Company, Common Shares means the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a Subsidiary of another Person, of the Person that ultimately controls such first-mentioned Person.
(k)    “Common Share Equivalents” has the meaning set forth in Section 11(a)(iii).

(l)    “Company” has the meaning set forth in the preamble hereto, subject to the terms of Section 13(a).
(m)    “Current Per Share Market Price” of any security (a “Security” for purposes of this definition), for all computations other than those made pursuant to Section 11(a)(iii), means the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the Current Per Share Market Price of any Security on any date will be deemed to be the average of the daily closing prices per share of such Security for the 10 consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Per Share Market Price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares (other than the Rights), or (ii) any subdivision, combination, consolidation, reverse stock split or reclassification of such Security, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, has not occurred prior to the commencement of the requisite 30 Trading Day or 10 Trading Day period as set forth above, then, and in each such case, the Current Per Share Market Price will be appropriately adjusted to take into account ex-dividend trading. The closing price for each day will be the last sale price, regular way, reported at or prior to 4:00 p.m., New York City time, or, if no such sale takes place on such day, the average of the bid and asked prices, regular way, reported as of 4:00 p.m. New York City time, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price reported at or prior to 4:00 p.m., New York City time, or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported as of 4:00 p.m., New York City time, by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board will be used, which determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights. If the Current Per Share Market Price of the Preferred Shares cannot be determined in the manner provided above or if the Preferred Shares are not publicly held or not listed or traded in a manner described above, then the Current Per Share Market Price of the Preferred Shares will be conclusively deemed to be (x) the Current Per Share Market Price of the Common Shares as determined pursuant to this Section 1(m) multiplied by (y) 1,000 (as such number may be appropriately adjusted to reflect any subdivision, combination, consolidation, reverse stock split or reclassification of Common Shares occurring after the Rights Dividend Declaration Date). If the Security (other than the Preferred Shares) is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, then the Current Per Share Market Price means the fair value per share as determined in good faith by the Board, after consultation with a nationally recognized investment banking firm, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights.
(n)    “Current Exchange Value” means the product of the Current Per Share Market Price of Common Shares on the date of the occurrence of an Exchange Determination (or the next Business Day, if such date is not a Business Day) multiplied by the number of Common Shares for which the Right would otherwise be exchangeable (without regard to whether there were sufficient Common Shares available therefor).
(o)    “Current Value” means the value of the Adjustment Shares issuable upon the exercise of a Right.
(p)    “Distribution Date” means the earlier of (i) the Close of Business on the 10th Business Day (or such later date as may be determined by action of the Board, which action must be taken prior to the Distribution Date that otherwise would have occurred) after the Shares Acquisition Date (or, if the 10th Business Day after the Shares Acquisition Date occurs before the Record Date, then the Record Date); or (ii) the Close of Business on the 10th Business Day (or such later date as may be determined by the Board) after the date that a tender or exchange offer by any Person (other than an Exempt Person) is first published, sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations promulgated under the Exchange Act if, assuming the successful consummation thereof, such Person would be an Acquiring Person, in either case other than pursuant to a Qualified Offer; provided, however, that if any tender or exchange offer referred to in clause (ii) of this Section 1(p) is cancelled, terminated or otherwise withdrawn prior to the Distribution Date without the purchase or exchange of any Common Shares pursuant thereto, then such offer will be deemed, for purposes of this paragraph, never to have been made.
(q)    “Equivalent Shares” means any class or series of capital stock of the Company having the same rights, privileges and preferences as the Preferred Shares.

(r)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)    “Exchange Determination” has the meaning set forth in Section 24(a).
(t)    “Exchange Ratio” has the meaning set forth in Section 24(a).
(u)    “Exemption Request” has the meaning set forth in Section 24(d).
(v)    “Exempt Person” means (i) the Company or any Subsidiary of the Company, in each case including the officers and members of the board of directors thereof acting in their fiduciary capacities; or (ii) any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company.
(w)    “Exercise Price” has the meaning set forth in Section 4(a).
(x)    “Existing Holder” means any Person who or that, together with all Affiliates and Associates of such Person, is, immediately prior to the first public announcement of the adoption of this Plan, the Beneficial Owner of 4.99% or more of the Common Shares then outstanding. Notwithstanding anything to the contrary in this Plan, any Existing Holder who, together with all Affiliates and Associates of such Person, becomes at any time the Beneficial Owner of less than 4.99% of the Common Shares then outstanding will cease to be an Existing Holder and will be subject to all the provisions of this Plan in the same manner as any Person who is not and was not an Existing Holder.
(y)    “Expiration Date” means the earliest to occur of (i) the Close of Business on the Final Expiration Date; (ii) the Redemption Date; (iii) the time at which the Board orders the exchange of the Rights as provided in Section 24; (iv) the close of business on the effective date of the repeal of Section 382 or any other change if the Board, in its sole discretion, determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits; (v) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available pursuant to Section 382 or that an ownership change pursuant to Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes; or (vi) a determination by the Board, in its sole discretion and prior to the Distribution Date, that this Plan and the Rights are no longer in the best interests of the Company and its stockholders.
(z)    “Final Expiration Date” means the date upon which the Rights expire and will be the earlier of (i) 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2014 Annual Meeting of Stockholders are certified, unless the continuation of the Rights is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at Company’s 2014 Annual Meeting of Stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (ii) 5:00 p.m., New York time, on May 23, 2016.
(aa)    “NASDAQ” means The NASDAQ Stock Market LLC.
(bb)    “Original Rights” has the meaning set forth in Section 1(d)(i).
(cc)    “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate, group (as such term is used in Rule 13d-5 of the General Rules and Regulations promulgated under the Exchange Act, as in effect on the Rights Dividend Declaration Date), other entity or any group of Persons making a “coordinated acquisition” of Common Shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and, in each case, will include any successor (by merger or otherwise) of any such Person, but will not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations.
(dd)    “Plan” has the meaning set forth in the preamble hereto.
(ee)    “Post-Event Transferee” has the meaning set forth in Section 7(e).
(ff)    “Pre-Event Transferee” has the meaning set forth in Section 7(e).

(gg)    “Preferred Shares” means shares of Series B Participating Preferred Stock, par value $0.0001 per share, of the Company and, to the extent that there are not a sufficient number of shares of Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Preferred Shares.
(hh)    “Principal Party” has the meaning set forth in Section 13(b).
(ii)    “Record Date” has the meaning set forth in the recitals at the beginning of this Plan.
(jj)    “Redemption Date” has the meaning set forth in Section 23(a).
(kk)    “Redemption Price” has the meaning set forth in Section 23(a).
(ll)    “Requesting Person” has the meaning set forth in Section 24(d).
(mm)    “Right” has the meaning set forth in the recitals at the beginning of this Plan.
(nn)    “Rights Agent” has the meaning set forth in the preamble hereto.
(oo)    “Rights Certificate” means a certificate substantially in the form attached hereto as Exhibit B.
(pp)    “Rights Dividend Declaration Date” has the meaning set forth in the recitals at the beginning of this Plan.
(qq)    “Section 11(a)(ii) Event” means any event described in Section 11(a)(ii).
(rr)    “Section 11(a)(ii) Trigger Date” has the meaning set forth in Section 11(a)(iii).
(ss)    “Section 13 Event” means any event described in clause (i), (ii) or (iii) of Section 13(a).
(tt)    “Section 382” means Section 382 of the Code or any successor or replacement provision and the Treasury Regulation promulgated thereunder.
(uu)    “Securities Act” means the Securities Act of 1933, as amended.
(vv)    “Security” has the meaning set forth in Section 1(m).
(ww)    “Shares Acquisition Date” means the first date of public announcement (which, for purposes of this definition, includes the filing or amending of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information that reveals the existence of an Acquiring Person.
(xx)    “Spread” means the excess of (i) the Current Value over (ii) the Exercise Price.
(yy)    “Stock” means with respect to any Person, such Person’s (i) common shares; (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code); and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).
(zz)    “Subsequent Transferee” has the meaning set forth in Section 7(e).
([[)    “Subsidiary” of any Person means any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) of which an amount of voting securities sufficient to elect a majority of the directors or Persons having similar authority, or a majority of the equity or ownership interests, is Beneficially Owned, directly or indirectly, by such Person, or any firm, corporation, partnership, limited liability company, joint venture, business trust, trust, association, syndicate or other entity (whether or not incorporated) otherwise controlled by such Person.
(aaa)    “Substitution Period” has the meaning set forth in Section 11(a)(iii).

(bbb)    “Summary of Rights” means a summary of this Plan substantially in the form attached hereto as Exhibit C.
(ccc)    “Tax Benefits” means net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers or any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, in each case of the Company or any of its Subsidiaries, and any other tax attribute the benefit of which is subject to possible limitation pursuant to Section 382.
(ddd)    “Trading Day” means a day on which the principal national securities exchange on which a referenced security is listed or admitted to trading is open for the transaction of business or, if a referenced security is not listed or admitted to trading on any national securities exchange, a Business Day.
(eee)    “Treasury Regulations” means the final, temporary and proposed income tax regulations promulgated by the United States Department of the Treasury pursuant to the Code, as amended or superseded from time to time.
(fff)    “Triggering Event” means any Section 11(a)(ii) Event or Section 13 Event.
(ggg)    “Trust” has the meaning set forth in Section 24(b)(ii).
(hhh)    “Trust Agreement” has the meaning set forth in Section 24(b)(ii).
(iii)    “Waiver Request” has the meaning set forth in Section 24(e).
Section 2.    Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company and the holders of the Rights (who, in accordance with Section 3, will prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable upon 10 days prior written notice to the Rights Agent. If the Company appoints one or more co-rights agents, then the respective duties of the Rights Agent and such co-rights agents will be as the Company determines. The Rights Agent will have no duty to supervise, and will in no event be liable for the acts or omissions of, any co-rights agent.
Section 3.    Issuance of Rights Certificates.
(a)    Rights Evidenced by Certificates for Common Shares and Book Entry Shares. Until the Distribution Date, (i) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3(b) and Section 3(c)) by the certificates for Common Shares registered in the names of the holders thereof or, in the case of uncertificated Common Shares registered in book entry form (“Book Entry Shares”), by notation in book entry accounts reflecting the ownership of such Common Shares (which certificates and Book Entry Shares, as applicable, will also be deemed to be Rights Certificates) and not by separate Rights Certificates; and (ii) the Rights (and the right to receive Rights Certificates) will be transferable only in connection with the transfer of the underlying Common Shares (including a transfer to the Company). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) (by mailing, in accordance with Section 26 or by such means as may be selected by the Company) to each record holder of Common Shares as of the Close of Business on the Distribution Date (other than any Acquiring Person or any of its Affiliates or Associates), at the address of such holder shown on the transfer books of the Company or the transfer agent for the Common Shares, one or more Rights Certificates evidencing one Right for each Common Share so held, subject to adjustment as provided herein. Receipt of a Rights Certificate by any Person will not preclude a later determination that all or part of the Rights represented thereby are null and void pursuant to Section 7(e). To the extent that a Section 11(a)(ii) Event has also occurred, the Company may implement such procedures as it deems appropriate in its sole discretion to minimize the possibility that Rights are received by any Person whose Rights are null and void pursuant to Section 7(e). In the event that an adjustment in the number of Rights per Common Share has been made pursuant to Section 11, then at the time of distribution of the Rights Certificates, the Company will make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights (in accordance with Section 14(a)). As of and after the Distribution Date, the Rights will be evidenced solely by the Rights Certificates and may be transferred by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of Common Shares, and the holders of such Rights Certificates as shown on the transfer books of the Company or the transfer agent for the Rights (which may be the Rights Agent) will be the record holders thereof. The Company will promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date. Until such notice is provided to the Rights Agent, it may presume conclusively that the Distribution Date has not occurred.

(b)    Summary of Rights; Outstanding Common Shares. The Company will make available, or cause to be made available, promptly after the Record Date, a copy of the Summary of Rights to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for Common Shares and Book Entry Shares, as applicable, outstanding as of the Record Date or issued subsequent to the Record Date, until the earlier of the Distribution Date or the Expiration Date, the Rights will be evidenced by such certificates or Book Entry Shares, and the registered holders of the Common Shares will also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any Common Shares in respect of which Rights have been issued (with or without a copy of the Summary of Rights) will also constitute the transfer of the Rights associated with such Common Shares. Notwithstanding anything to the contrary in this Plan, upon the effectiveness of a redemption pursuant to Section 23 or an exchange pursuant to Section 24, the Company will not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights will be attached to or will be issued with any Common Shares (including any Common Shares issued pursuant to an exchange) at any time thereafter.
(c)    Legend. Rights will be issued in respect of all Common Shares that are issued (whether as an original issuance or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such Common Shares will also be deemed to be certificates for Rights, and will bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:
THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A PREFERRED SHARES RIGHTS AGREEMENT, DATED AS OF NOVEMBER 22, 2005, BETWEEN DIGIRAD CORPORATION (THE “COMPANY”) AND AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, AS RIGHTS AGENT, AS THE SAME MAY BE AMENDED FROM TIME TO TIME (THE “RIGHTS AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE RIGHTS AGREEMENT) MAY BE REDEEMED, MAY BECOME EXERCISABLE FOR SECURITIES OR ASSETS OF THE COMPANY OR SECURITIES OF ANOTHER ENTITY, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY, MAY EXPIRE OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE RIGHTS AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. UNDER CERTAIN CIRCUMSTANCES AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS THAT ARE OWNED BY, TRANSFERRED TO OR HAVE BEEN OWNED BY AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) OR ANY OF ITS AFFILIATES (AS DEFINED IN THE RIGHTS AGREEMENT) OR ASSOCIATES (AS DEFINED IN THE RIGHTS AGREEMENT) WILL BE NULL AND VOID AND WILL NO LONGER BE TRANSFERRABLE.
With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates for Common Shares or Book Entry Shares, as applicable, containing the foregoing legend, until the earlier of the Distribution Date or the Expiration Date, (i) the Rights associated with the Common Shares represented by such certificates or Book Entry Shares will be evidenced solely by such certificates or Book Entry Shares, (ii) the registered holders of the Common Shares will also be the registered holders of the associated Rights and (iii) the surrender for transfer of any such certificates or Book Entry Shares (with or without a copy of the Summary or Rights) will also constitute the transfer of the Rights associated with the Common Shares represented thereby. Notwithstanding this Section 3(c), the omission of the legend required hereby, the inclusion of a legend that makes reference to a rights agreement other than this Plan or the failure to provide notice thereof will not affect the enforceability of any part of this Plan or the rights of any holder of Rights.
(d)    Acquisitions of Rights by the Company. In the event that the Company purchases or acquires any Common Shares after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date, any Rights associated with such Common Shares will be deemed cancelled and retired so that the Company will not be entitled to exercise any Rights associated with the Common Shares that are no longer outstanding.
Section 4.    Form of Rights Certificates.
(a)    Rights Certificates. The Rights Certificates (and the form of election to purchase and form of assignment, including the certifications therein, to be printed on the reverse thereof) will be substantially in the form of Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (but which do not affect the rights, duties, responsibilities and liabilities of the Rights Agent) and are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto, with any applicable rule or regulation of any applicable stock exchange or trading system or the Financial Industry Regulatory Authority, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, will be dated as of the Record Date (or in the case of Rights issued with respect to Common Shares issued by the Company after the Record Date, as of the date of issuance of such Common Shares) and on their face will entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as will be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a Preferred Share, the “Exercise Price”), but the number and type of securities purchasable upon the exercise of each Right and the Exercise Price will be subject to adjustment as provided herein.
(b)    Certain Legends. Any Rights Certificate issued pursuant to Section 3(a), Section 11(h) or Section 22 that represents Rights that are Beneficially Owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or (v) any nominee of any of the foregoing, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, will contain (to the extent feasible) the following legend:
THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.
(c)    Uncertificated Rights. Notwithstanding anything to the contrary in this Plan, the Company and the Rights Agent may amend this Plan to provide for uncertificated Rights in addition to or in place of Rights evidenced by Rights Certificates.
Section 5.    Countersignature and Registration.
(a)    Countersignature. The Rights Certificates will be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, which execution will be attested to by the Secretary or an Assistant Secretary of the Company, in each case either manually or by facsimile signature, and will have affixed thereto the Company’s seal (if any) or a facsimile thereof. The Rights Certificates will be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it will not be necessary for the same signatory to countersign all of the Rights Certificates. No Rights Certificate will be valid for any purpose unless countersigned by the Rights Agent. If any director or officer of the Company who has signed or attested to any of the Rights Certificates ceases to be such director or officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates nevertheless may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested to such Rights Certificates on behalf of the Company had not ceased to be a director or officer of the Company. Any Rights Certificate may be signed or attested to on behalf of the Company by any person who, as of the actual date of the execution of such Rights Certificate, is a proper director or officer of the Company to sign such Rights Certificate, although at the date of the execution of this Plan any such person was not such a director or officer.
(b)    Transfer Books. Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purposes, books for registration and transfer of the Rights Certificates issued hereunder. Such books will show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates, the certificate number of each of the Rights Certificates and the date of each of the Rights Certificates. The Rights Agent will not register, or permit to be registered, any transfer or exchange of any Rights Certificates (or the underlying Rights) that have become null and void pursuant to Section 7(e), have been redeemed pursuant to Section 23 or have been exchanged pursuant to Section 24.
Section 6.    Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
(a)    Transfer, Split Up, Combination and Exchange of Rights Certificates. Subject to the provisions of Section 4(b), Section 7(e), Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate (other than any Rights Certificate representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as the Rights Certificate surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate will make such request in writing delivered to the Rights Agent, and will surrender the Rights Certificate to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company will be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder has properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and has provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof, in each case as the Company or the Rights Agent reasonably requests. Thereupon, subject to Section 4(b), Section 7(e), Section 14 and Section 24, the Rights Agent will countersign (by manual or facsimile signature) and deliver to the Person entitled thereto a Rights Certificate as so requested. The Company or the Rights Agent may require payment from the holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of any Rights Certificate. If and to the extent that the Company does require payment of any such tax or charge, the Company will provide the Rights Agent prompt written notice thereof and the Rights Agent will not deliver any Right Certificate unless and until the Rights Agent is satisfied that all such payments have been made, and the Rights Agent will forward any such sum collected by it to the Company or to such Person as the Company specifies by written notice. The Rights Agent will not have any duty or obligation to take any action pursuant to any Section of this Plan related to the issuance or delivery of Rights Certificates unless and until it is satisfied that all such taxes or charges have been paid.
(b)    Mutilated, Destroyed, Lost or Stolen Rights Certificates. Subject to the provisions of Section 7(e), Section 11(a)(ii) and Section 24, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate and such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent may request, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate if mutilated, the Company will make and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated. Every new Rights Certificate issued pursuant to this Section 6(b) in lieu of any lost, stolen, destroyed or mutilated Rights Certificate will evidence an original additional contractual obligation of the Company, whether or not the lost, stolen, destroyed or mutilated Rights Certificate will be at any time enforceable by anyone, and, subject to Section 7(e) will be entitled to all the benefits of this Plan equally and proportionately with any and all other Rights duly issued hereunder.
Section 7.    Exercise of Rights; Exercise Price; Expiration Date of Rights.
(a)    Exercise of Rights. Subject to Section 7(e), Section 23(b) and Section 24(a), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part on any Business Day at or after the Distribution Date and prior to the Close of Business on the Expiration Date by surrender of the Rights Certificate, with the form of election to purchase and certificate on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Exercise Price for each one one-thousandth of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as to which the Rights are exercised.
(b)    Price. The Exercise Price for each one one-thousandth of a Preferred Share issuable pursuant to the exercise of a Right is initially $20.00 and is subject to adjustment from time to time as provided in Section 11 or Section 13, and is payable in accordance with Section 7(c).

(c)    Payment. Except as otherwise provided in this Plan, upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Exercise Price for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), the Rights Agent will, subject to Section 7(f) and Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for the Preferred Shares) a certificate for the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) to be purchased (or, in the case of uncertificated shares or other securities, requisition from the transfer agent a notice setting forth such number of shares or other securities to be purchased for which registration will be made on the transfer books of the Company), and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company has elected to deposit the total number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a Preferred Share (or, following a Triggering Event, other securities, cash or other assets, as the case may be) as are to be purchased (in which case certificates for the Preferred Shares (or, following a Triggering Event, other securities, cash or other assets, as the case may be) represented by such receipts will be deposited by the transfer agent with such depositary agent) and the Company hereby irrevocably directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of the issuance of fractional shares in accordance with Section 14; (iii) after receipt of such certificates, notices, or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt thereof, deliver such cash to or upon the order of the registered holder of such Rights Certificate. The payment of the Exercise Price (as such amount may be reduced (including to zero) pursuant to Section 11(a)(iii)), and an amount equal to any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), may be made by certified bank check, money order, cashier’s check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue securities of the Company other than Preferred Shares, pay cash or distribute other property pursuant to Section 11(a), then the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. Notwithstanding anything to the contrary in this Plan, the Company reserves the right to require that prior to the occurrence of a Triggering Event, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.
(d)    Partial Exercise. If the registered holder of any Rights Certificate exercises less than all the Rights evidenced thereby, then a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised will be issued by the Rights Agent and delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name as may be designated by such holder, subject to the provisions of Section 14.
(e)    Prohibited Issuances. Notwithstanding anything to the contrary in this Plan, from and after the first occurrence of a Triggering Event, any Rights that are or were acquired or Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post-Event Transferee”), (iii) a transferee of an Acquiring Person (or an Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding whether or not in writing regarding the transferred Rights or (B) a transfer that the Board has determined is part of a plan, arrangement or understanding that has as a primary purpose or effect the avoidance of this Section 7(e) (a “Pre-Event Transferee”), (iv) any subsequent transferee receiving transferred Rights from a Post-Event Transferee or a Pre-Event Transferee, either directly or through one or more intermediate transferees (a “Subsequent Transferee”), or (v) any nominee of any of the foregoing will, in each case, become null and void without any further action, and no holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights will have any rights whatsoever (including the right to exercise) with respect to such Rights or any Rights Certificates that formerly evidenced such Rights, whether pursuant to any provision of this Plan or otherwise. From and after the first occurrence of a Triggering Event, no Rights Certificate will be issued pursuant to this Plan (including to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) that represents one or more Rights that are or have become void pursuant to this Section 7(e) or with respect to any Common Shares otherwise deemed to be Beneficially Owned by any of the foregoing, and any Rights Certificate delivered to the Rights Agent that represents Rights that are or have become null and void pursuant to this Section 7(e) will be cancelled. The Company will use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent will have any liability to any holder of Rights Certificates or to any other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing. The Company will provide the Rights Agent with written notice of the identity of any such Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing, and the Rights Agent may rely on such notice in carrying out its duties pursuant to this Plan and will be deemed not to have any knowledge of the identity of any such Person unless and until it has received such notice.
(f)    Information Concerning Ownership. Notwithstanding anything to the contrary in this Plan, neither the Rights Agent nor the Company is obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise or transfer of Rights as set forth in this Section 7 unless such registered holder, in addition to having complied with the requirements of Section 7(a), has (i) properly completed and duly executed the certificate contained in the form of election to purchase or form of assignment, as applicable, set forth on the reverse side of the Rights Certificate surrendered for such exercise or assignment; and (ii) provided such additional evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and of the Rights evidenced thereby, and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company or the Rights Agent may reasonably request. If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, as applicable) and, accordingly, such Rights will be null and void and not exercisable or transferable.
(g)    Board Review of this Plan. A committee of the Board, comprised only of directors who have been determined by the Board to be independent under NASDAQ listing standards, must review this Plan at least annually in order to consider whether the maintenance of this Plan continues to be in the best interests of the Company and its stockholders. Following each such review, such committee must report its findings and conclusions to the full Board, including any recommendation in light thereof as to whether this Plan should be modified or the Rights should be redeemed.
Section 8.    Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination, redemption or exchange will, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, will be cancelled by it, and no Rights Certificates will be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company will deliver to the Rights Agent for cancellation and retirement, and the Rights Agent will so cancel and retire, any Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law, the Rights Agent will maintain electronic or physical records of all Rights Certificates that have been cancelled or destroyed by the Rights Agent. The Rights Agent must maintain such electronic or physical records for the time period required by applicable law. The Rights Agent must deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy, or cause to be destroyed, such cancelled Rights Certificates, and in such case must deliver a certificate evidencing the destruction thereof to the Company (or, at the Company’s option, appropriate copies of the electronic or physical records relating to Rights Certificates so cancelled or destroyed by the Rights Agent).
Section 9.    Reservation and Availability of Preferred Shares.
(a)    Reservation. The Company covenants and agrees that it will use all reasonable efforts to cause to be reserved and kept available out of its authorized and unissued Preferred Shares not reserved for another purpose (and, following the occurrence of a Triggering Event, out of its authorized and unissued Common Shares or other securities, or out of its authorized and issued shares held in treasury), the number of Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.
(b)    Listing. So long as the Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, then the Company must use all reasonable efforts to cause, from and after such time as the Rights become exercisable (but only to the extent that it is reasonably likely that the Rights will be exercised), all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.
(c)    Registration. The Company must use all reasonable efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event in which the consideration to be delivered by the Company upon exercise of the Rights is described in Section 11(a)(ii) or Section 11(a)(iii), or as soon as is required by law following the Distribution Date, as the case may be, a registration statement pursuant to the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form; (ii) cause such registration statement to become effective as soon as practicable after such filing; and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date. The Company may temporarily suspend, from time to time for a period not to exceed 120 days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement that the Board determines to be necessary pursuant to applicable law. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect. In addition, if the Company determines that a registration statement is required following the Distribution Date, then the Company may temporarily suspend the exercisability of the Rights until such time as such registration statement has been declared effective. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights, as well as any other applicable law, rule or regulation. Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction has been obtained (and the exercise thereof is permitted pursuant to applicable law), or an exemption therefrom is available, and until a registration statement in respect thereof has been declared and remains effective.
(d)    Valid Issuance. The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the occurrence of a Triggering Event, Common Shares or other securities of the Company) delivered upon exercise of Rights will, at the time of delivery of the certificates for such securities (or registration on the transfer books of the Company or the transfer agent for such securities) (subject to payment of the Exercise Price, if any), be duly and validly authorized and issued and fully paid and nonassessable.
(e)    Taxes and Charges. The Company further covenants and agrees that it will pay when due and payable any and all transfer taxes and governmental charges that may be payable in respect of the original issuance or delivery of Rights Certificates (or any Preferred Share, Common Share or other security of the Company, as the case may be) upon the exercise or exchange of Rights. Notwithstanding the foregoing, the Company is not required to (i) pay any transfer tax or governmental charge that may be payable in respect of any transfer or delivery of Rights Certificates (or certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be) in a name other than, or the issuance or delivery of certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, in a name other than, that of the registered holder of the Rights Certificate evidencing Rights surrendered for exercise or exchange; or (ii) issue or deliver any certificates or depositary receipts for Preferred Shares, Common Shares or other securities of the Company, as the case may be, upon the exercise or exchange of any Rights until any such transfer tax or charge has been paid (any such transfer tax or charge being payable by the registered holder of such Rights Certificate at the time of surrender or exchange) or it has been established to the Company’s satisfaction that no such tax or charge is due. The foregoing also apply to any transfer taxes and governmental charges that may be payable in respect of any uncertificated Rights Certificates, shares or other securities.
Section 10.    Record Date for Securities Issued. Each Person in whose name any certificate for a number of one one-thousandths of a Preferred Share (or any other security of the Company, including Common Shares) is issued (or registration on the transfer books of the Company or the applicable transfer agent is effected) upon the exercise or exchange of Rights will for all purposes be deemed to have become the holder of record of such fractional Preferred Share (or other security of the Company) represented thereby on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the date on which the Rights Certificate evidencing such Rights was duly surrendered and payment of the applicable Exercise Price, if any, together with any applicable transfer tax or governmental charge required to be paid by the holder of such Rights Certificate in accordance with Section 9(e), was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company (or the applicable transfer agent) are closed, then such Person will be deemed to have become the record holder of such fractional Preferred Shares (or other securities of the Company) on, and such certificate will be dated (or registration on the transfer books of the Company or the applicable transfer agent effected), the next succeeding Business Day on which the transfer books of the Company (or the applicable transfer agent) are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate is not entitled to any rights of a holder of Preferred Shares (or any other security of the Company) for which the Rights are exercisable, including the right to vote, to receive dividends or other distributions, or to exercise any preemptive rights, and is not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
Section 11.    Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares or other property covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)    Certain Events.
(i)    Certain Adjustments to Preferred Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company at any time after the Rights Dividend Declaration Date (A) declares a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivides or splits the outstanding Preferred Shares, (C) combines or consolidates the outstanding Preferred Shares (by reverse stock split or otherwise) into a smaller number of Preferred Shares or (D) issues any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11(a)(i) and Section 7(e), (1) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of Preferred Shares or capital stock of the Company, as the case may be, issuable on such date, will be proportionately adjusted so that the holder of any Right exercised after such time will be entitled to receive, upon payment of the Exercise Price then in effect, the aggregate number and kind of Preferred Shares or securities of the Company, as the case may be, that, if such Right had been exercised immediately prior to such date (and at a time when the Preferred Shares transfer books of the Company were open), such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If an event occurs that would require an adjustment pursuant to both this Section 11(a)(i) and Section 11(a)(ii), then the adjustment provided for in this Section 11(a)(i) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii).
(ii)    Exercise of Rights Following Certain Events. Subject to Section 23 and Section 24, in the event that any Person, at any time after the Rights Dividend Declaration Date, becomes an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a), then promptly following the occurrence of such event each holder of a Right, except as provided below and in Section 7(e), will thereafter have the right to receive for each Right, upon exercise thereof in accordance with the terms of this Plan and payment of the Exercise Price in effect immediately prior to the occurrence of such event, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares as equals the quotient obtained by dividing (A) the product obtained by multiplying (1) the Exercise Price in effect immediately prior to the first occurrence of such event by (2) the number of one one-thousandths of a Preferred Share for which a Right was exercisable (or would have been exercisable if the Distribution Date had occurred) immediately prior to the first occurrence of such event by (B) 50% of the Current Per Share Market Price for Common Shares on the date of such first occurrence of such event (such number of shares, the “Adjustment Shares”); provided, however, that the Exercise Price and the number of Common Shares so receivable upon the exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e). In the event that a Section 11(a)(ii) Event has occurred and the Rights are outstanding, then, subject to Section 26, the Company may not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights. The Company will promptly notify the Rights Agent in writing when this Section 11(a)(ii) applies.
(iii)    Insufficient Common Shares. In the event that the number of Common Shares that are authorized by the Company’s Amended and Restated Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights are not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii), or if any necessary regulatory or stockholder approval for such issuance has not been obtained by the Company, then, in the event that the Rights become exercisable, the Company will (A) determine the Spread and (B) with respect to each Right (subject to Section 7(e)), make adequate provision to substitute for the Adjustment Shares issuable pursuant thereto, upon the exercise of a Right and the payment of the applicable Exercise Price, (1) cash, (2) a reduction in the Exercise Price, (3) Preferred Shares, (4) other equity securities of the Company (including shares or units of shares of any series of preferred stock that, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Shares, the Board has deemed in good faith to have substantially the same value or economic rights as the Common Shares (such shares or units of shares of preferred stock, “Common Share Equivalents”)), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing, in each case having an aggregate value equal to the Current Value (less the amount of any reduction in the Exercise Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights; provided, however, that if the Company has not made adequate provision to deliver value pursuant to clause (B) above within 30 days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) or (y), the “Section 11(a)(ii) Trigger Date”), then the Company will be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, Common Shares (to the extent available and except to the extent that the Company has not obtained any necessary stockholder or regulatory approval for such issuance) and such number or fractions of Preferred Shares and then, if necessary, cash, which shares or cash have an aggregate value equal to the Spread. If the Board determines in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights or that any necessary stockholder or regulatory approval for such issuance could be obtained, the 30 day period set forth above may be extended and re-extended to the extent necessary (with prompt written notice of any such extension provided to the Rights Agent) from time to time, but not more than 120 days after the Section 11(a)(ii) Trigger Date, so that the Company may seek stockholder approval for the authorization of such additional Common Shares or take such action necessary to obtain such regulatory approval (such period, as it may be extended, the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first or second sentences of this Section 11(a)(iii), the Company (a) will provide, subject to Section 7(e), that such action applies uniformly to all outstanding Rights and (b) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval, to take any action necessary to obtain such regulatory approval or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company will issue a public announcement (and promptly provide written notice to the Rights Agent) stating that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement (and promptly provide written notice to the Rights Agent) at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the Common Shares will be the Current Per Share Market Price of the Common Shares on the Section 11(a)(ii) Trigger Date and the value of any Common Share Equivalent will be deemed to have the same value as the Common Shares on such date. The Board may, but will not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).
(b)    Dilutive Rights Offering. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling such holders (for a period expiring within 45 days after such record date) to subscribe for or purchase Preferred Shares or Equivalent Shares, or securities convertible into Preferred Shares or Equivalent Shares, at a price per share (or having a conversion or exercise price per share, if a security that is convertible into or exercisable for Preferred Shares or Equivalent Shares) less than the Current Per Share Market Price of the Preferred Shares on such record date, then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of Preferred Shares or Equivalent Shares, as the case may be, that the aggregate offering price of the total number of Preferred Shares or Equivalent Shares, as the case may be, to be offered or issued (or the aggregate initial conversion price of the convertible securities to be offered or issued) would purchase at such Current Per Share Market Price, and the denominator of which shall be the number of Preferred Shares and Equivalent Shares (if any) outstanding on such record date, plus the number of additional Preferred Shares or Equivalent Shares, as the case may be, to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. If such subscription price may be paid in a consideration part or all of which is in a form other than cash, then the value of such consideration will be as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of the Rights. Preferred Shares and Equivalent Shares owned by or held for the account of the Company will not be deemed outstanding for the purpose of any such computation. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, then the Exercise Price will be adjusted to be the Exercise Price that would then be in effect if such record date had not been fixed.
(c)    Distributions. If the Company, at any time after the Rights Dividend Declaration Date, fixes a record date for the making of a distribution to all holders of Preferred Shares (including any such distribution made in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation) of cash (other than a periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including any dividend payable in stock other than Preferred Shares), evidences of indebtedness, subscription rights, options or warrants (excluding those referred to in Section 11(b)), then, in each such case, the Exercise Price to be in effect after such record date will be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which will be the Current Per Share Market Price of a Preferred Share on such record date, less the fair market value per Preferred Share (as determined in good faith by the Board, whose determination will be described in a statement filed with the Rights Agent and will be conclusive and binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness to be so distributed or of such subscription rights, options or warrants applicable to one Preferred Share, and the denominator of which shall be such Current Per Share Market Price of a Preferred Share on such record date; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of one Right. Such adjustment will be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, then the Exercise Price will be adjusted to be the Exercise Price that would have been in effect if such record date had not been fixed.

(d)    Insignificant Changes. Notwithstanding anything to the contrary in this Plan, no adjustment in the Exercise Price is required unless such adjustment would require an increase or decrease of at least 1% of the Exercise Price; provided, however, that any adjustments that by reason of this Section 11(d) are not required to be made will be carried forward and taken into account in any subsequent adjustment. All calculations pursuant to this Section 11 must be made to the nearest cent or to the nearest ten-millionth of a Preferred Share or ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(d), any adjustment required by this Section 11 must be made no later than the earlier of (i) three years from the date of the transaction that requires such adjustment or (ii) the Expiration Date.
(e)    Shares Other Than Preferred Shares. If as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised will become entitled to receive any shares of capital stock other than Preferred Shares, then thereafter the number of such other shares so receivable upon exercise of any Right and, if required, the Exercise Price thereof, will be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Section 11(a), Section 11(b), Section 11(c), Section 11(d), Section 11(g), Section 11(h), Section 11(i), Section 11(j), Section 11(k) and Section 11(l), and the provisions of Section 7, Section 9, Section 10 and Section 13 with respect to the Preferred Shares will apply on like terms to any such other shares.
(f)    Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder will evidence the right to purchase, at the adjusted Exercise Price, the number of one one-thousandths of a Preferred Share (and other shares of other capital stock or other securities, assets or cash of the Company, if any) purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.
(g)    Effect of Adjustments on Existing Rights. Unless the Company has exercised its election as provided in Section 11(h), upon each adjustment of the Exercise Price as a result of the calculations made in Section 11(b) and Section 11(c), each Right outstanding immediately prior to the making of such adjustment will thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of Preferred Shares (calculated to the nearest ten-millionth of a Preferred Share) obtained by (i) multiplying (A) the number of one one-thousandths of a Preferred Share covered by a Right immediately prior to this adjustment by (B) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price, and (ii) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.
(h)    Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights will be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights will become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company will make a public announcement (and promptly provide written notice to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if any Rights Certificates have been issued, will be at least 10 days later than the date of the public announcement. If any Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(h), the Company will, as promptly as practicable, distribute or cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders will be entitled as a result of such adjustment, or, at the option of the Company, will distribute or cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders will be entitled after such adjustment. Rights Certificates to be so distributed will be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and will be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.
(i)    Rights Certificates Unchanged. Irrespective of any adjustment or change in the Exercise Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Exercise Price per one one-thousandth of a Preferred Share and the number of one one-thousandths of a Preferred Share that were expressed in the initial Rights Certificates issued hereunder.

(j)    Par Value Limitations. Before taking any action that would cause an adjustment reducing the Exercise Price below the par or stated value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company will take any corporate action that may, in the opinion of its counsel, be necessary in order that the Company may duly and validly issue as fully paid and nonassessable shares such number of one one-thousandths of a Preferred Share at such adjusted Exercise Price.
(k)    Deferred Issuance. In any case in which this Section 11 requires that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer (with prompt written notice to the Rights Agent) until the occurrence of such event the issuance to the holder of any Right exercised after such record date of the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital stock or securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company must deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.
(l)    Reduction in Exercise Price. Notwithstanding anything to the contrary in this Section 11, the Company is entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, determines to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares or Common Shares, (ii) issuance wholly for cash of any Preferred Shares or Common Shares at less than the applicable Current Per Share Market Price, (iii) issuance wholly for cash of Preferred Shares or Common Shares or securities that by their terms are convertible into or exchangeable for Preferred Shares or Common Shares, (iv) stock dividend or (v) issuance of rights, options or warrants referred to in this Section 11 hereafter made by the Company to holders of Preferred Shares or Common Shares is not be taxable to such stockholders.
(m)    No Diminishment of Benefit of Rights. The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 26, take (or permit to be taken) any action if at the time that such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.
(n)    Certain Adjustments to Common Shares. Notwithstanding anything to the contrary in this Plan, in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, (i) declares or pays a dividend on the Common Shares payable in Common Shares, (ii) subdivides or splits the outstanding Common Shares (other than by the payment of dividends payable in Common Shares), (iii) combines or consolidates the outstanding Common Shares (by reverse stock split or otherwise) into a lesser number of Common Shares or (iv) issues any shares of its capital stock in a reclassification of the Common Shares (including any such reclassification in connection with a share exchange, consolidation or merger in which the Company is the continuing or surviving corporation), then, in each such event, except as otherwise provided in this Section 11 or Section 7(e): (A) each Common Share (or shares of capital stock issued in such reclassification of the Common Shares) outstanding immediately following such time will have associated with it the number of Rights as were associated with one Common Share immediately prior to the occurrence of such event; (B) the Exercise Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification will be adjusted so that the Exercise Price thereafter equals the result obtained by multiplying the Exercise Price in effect immediately prior to such time by a fraction, the numerator of which shall be the total number of Common Shares outstanding immediately prior to such event and the denominator of which shall be the total number of Common Shares outstanding immediately after such event; provided, however, that in no event will the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of such Right; and (C) the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) issuable upon the exercise of each Right outstanding after such event equals the number of one one-thousandths of a Preferred Share (or shares of such other capital stock) as were issuable with respect to one Right immediately prior to such event. Each Common Share that becomes outstanding after an adjustment has been made pursuant to this Section 11(n) will have issued with it that number of Rights, exercisable at the Exercise Price and for the number of one one-thousandths of a Preferred Share (or shares of such other capital stock), as one Common Share has associated with it immediately following the adjustment made pursuant to this Section 11(n). If an event occurs that would require an adjustment pursuant to both this Section 11(n) and Section 11(a)(ii), then the adjustment provided for in this Section 11(n) will be in addition to, and will be made prior to, any adjustment required pursuant to Section 11(a)(ii). The adjustments provided for in this Section 11(n) will be made successively whenever such a dividend is declared or paid or such a subdivision, split, combination, consolidation or reclassification is effected.

(o)    Adjustment of Rights Associated with Certain Distributions. Other than in connection with a transaction contemplated by Section 11(n), in the event that the Company, at any time after the Rights Dividend Declaration Date and prior to the Distribution Date, issues or distributes any securities or assets in respect of Common Shares (other than (A) a distribution or dividend of its capital stock and (B) pursuant to any non-extraordinary periodic cash dividend), then the Company will make such adjustments, if any, in the Exercise Price or the number of Rights or securities or other property purchasable upon exercise of Rights as the Board, in its sole discretion, may deem to be appropriate under the circumstances in order to adequately protect the interests of the holders of the Rights generally, and the Company and the Rights Agent will amend this Plan as necessary to provide for such adjustments.
Section 12.    Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made, or any event affecting the Rights or their exercisability (including an event that causes the Rights to become null and void) occurs as provided in Section 11 or Section 13, the Company must promptly (a) prepare a certificate setting forth such adjustment or describing such event and providing a brief statement of the facts and computations accounting for such adjustment or event; (b) provide the Rights Agent and each transfer agent for the Common Shares or Preferred Shares a copy of such certificate; and (c) if a Distribution Date has occurred, mail a brief summary of such adjustment or event to each holder of a Rights Certificate in accordance with Section 26. Notwithstanding the foregoing, the failure of the Company to make or provide such certification or notice will not affect the validity of such adjustment or the force or effect of the requirement for such adjustment. The Rights Agent will (i) be fully protected in relying on any such certificate and on any adjustment or statement contained therein; (ii) have no duty or liability with respect thereto; and (iii) not be deemed to have knowledge of any such adjustment or event unless and until it has received such certificate.
Section 13.    Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.
(a)    Certain Transactions. In the event that, following a Shares Acquisition Date, directly or indirectly, (i) the Company consolidates with, or merges with and into, any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) and the Company is not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)) consolidates with, or merges with and into, the Company, and the Company is the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the Common Shares are changed into or exchanged for stock or other securities of any other Person or the Company, or cash or any other property, or (iii) the Company sells, exchanges, mortgages or otherwise transfers (or one or more of its Subsidiaries sells, exchanges, mortgages or otherwise transfers), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating to 50% or more of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more of its wholly owned Subsidiaries in one or more transactions, each of which individually (and together) complies with Section 11(m)), then, concurrent with and in each such case, proper provision must be made so that (A) each holder of a Right (except as provided in Section 7(e)) thereafter has the right to receive, upon the exercise thereof at a price per Right equal to the Exercise Price multiplied by the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the occurrence of such Section 13 Event in accordance with the terms of this Plan, and in lieu of Preferred Shares, such number of duly and validly authorized and issued and fully paid and nonassessable and freely tradable Common Shares of the Principal Party, free of any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one one-thousandths of a Preferred Share for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Exercise Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, will be referred to as the “Exercise Price” for each Right and for all purposes of this Plan) by 50% of the Current Per Share Market Price of the Common Shares of such Principal Party on the date of consummation of such Section 13 Event; provided, however, that the price per Right so payable and the number of Common Shares of such Principal Party so receivable upon exercise of a Right will be subject to further adjustment as appropriate in accordance with Section 11(e) to reflect any events covered thereby occurring in respect of the Common Shares of such Principal Party after the occurrence of such Section 13 Event; (B) such Principal Party will thereafter be liable for, and must assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Plan; (C) the term “Company” will thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 will apply only to such Principal Party following the first occurrence of a Section 13 Event; (D) such Principal Party must take such steps (including the reservation of a sufficient number of its Common Shares) in connection with the consummation of any such transaction as may be necessary to ensure that the provisions hereof will thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights; (E) the provisions of Section 11(a)(ii) will be of no effect following the first occurrence of any Section 13 Event; and (F) upon the subsequent occurrence of any consolidation, merger, sale, exchange, mortgage, transfer or other extraordinary transaction in respect of such Principal Party, each holder of a Right will thereupon be entitled to receive, upon exercise of a Right and payment of the Exercise Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property that such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party must take such steps (including reservation of a sufficient number of shares of its capital stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. For purposes hereof, the “earning power” of the Company and its Subsidiaries will be determined in good faith by the Board on the basis of the operating income of each business operated by the Company and its Subsidiaries during the three fiscal years preceding the date of such determination (or, in the case of any business not operated by the Company or any of its Subsidiaries during the three fiscal years preceding such date, during the period that such business was operated by the Company or any of its Subsidiaries).
(b)    Principal Party. For purposes of this Plan, the term “Principal Party” means (i) in the case of any transaction described in clause (i) or (ii) of Section 13(a) (A) the Person that is the issuer of the securities into which the Common Shares are converted in the consolidation or merger, or, if there is more than one such issuer, the issuer whose Common Shares have the greatest aggregate market value of shares outstanding, or (B) if no securities are so issued, (1) the Person that is the other party to the consolidation or merger, if such Person survives the consolidation or merger, or, if there is more than one such Person, the Person whose Common Shares have the greatest aggregate market value of shares outstanding, (2) if the Person that is the other party to the merger does not survive such consolidation or merger, the Person that does survive such consolidation or merger (including the Company if it survives) or (3) the Person resulting from the consolidation or merger; and (ii) in the case of any transaction described in clause (iii) of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions, or, if more than one Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred and each such portion would, were it not for the other equal portions, constitute the greatest portion of the assets or earning power so transferred, or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding; provided, however, that in the case of each of clause (i) and (ii) of this Section 13(b), if the Common Shares of such Person are not at such time, or have not been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, then if such Person is (x) a direct or indirect Subsidiary of another Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to such other Person, (y) a direct or indirect Subsidiary of more than one Person whose Common Shares are and have been so registered, the term “Principal Party” will refer to whichever of such Persons is the issuer of Common Shares having the greatest aggregate market value of shares outstanding, or (z) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (x) and (y) above will apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case must bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.
(c)    Certain Arrangements. The Company will not consummate or permit to occur any Section 13 Event unless (A) the Principal Party has a sufficient number of authorized, unissued and unreserved Common Shares to permit the exercise in full of the Rights in accordance with this Section 13 and (B) prior thereto the Company and the Principal Party have executed and delivered to the Rights Agent a supplemental agreement confirming that (1) the requirements of this Section 13 will be promptly performed in accordance with their terms, (2) the Principal Party will, upon consummation of such Section 13 Event, assume this Plan in accordance with Section 13(a) and Section 13(b), (3) such Section 13 Event will not result in a default by the Principal Party pursuant to this Plan (as it has been assumed by the Principal Party) and (4) the Principal Party, as soon as practicable after the date of such Section 13 Event and at its own expense, will:
(i)    prepare and file a registration statement pursuant to the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to (x) become effective as soon as practicable after such filing and (y) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;
(ii)    use its best efforts to list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for quotation on a national securities exchange and to list (and continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange;

(iii)    deliver to holders of the Rights historical financial statements for the Principal Party and its Affiliates that comply in all respects with the requirements for registration on Form 10 (or any successor form) promulgated under the Exchange Act; and
(iv)    take all other action as may be necessary to allow the Principal Party to issue the securities purchasable upon exercise of the Rights.
(d)    Prohibited Transactions.
(i)    Notwithstanding anything to the contrary in this Plan, if the Principal Party has a provision in any of its authorized securities or in its organizational documents that would have the effect of (i) causing the Principal Party to issue (other than to holders of Rights pursuant to Section 13), in connection with, or as a consequence of, the consummation of a Section 13 Event, Common Shares or common stock equivalents of the Principal Party at less than the then Current Per Share Market Price thereof or securities exercisable for, or convertible into, Common Shares or common stock equivalents of the Principal Party at less than such Current Per Share Market Price, or (ii) providing for any special payment, tax, charge or similar provision in connection with the issuance of the Common Shares of the Principal Party pursuant to the provisions of this Section 13, then the Company hereby agrees with each holder of Rights that it will not consummate any such Section 13 Event unless prior thereto the Company and such Principal Party have executed and delivered to the Rights Agent a supplemental agreement providing that such provision has been cancelled, waived, amended or rescinded, or that such authorized securities will be redeemed, so that such provision will have no effect in connection with, or as a consequence of, the consummation of such Section 13 Event.
(ii)    Notwithstanding anything to the contrary in this Plan, the Company hereby agrees with each holder of Rights that it will not consummate or permit to occur any Section 13 Event if (A) at the time or immediately after such Section 13 Event there are any rights, warrants, instruments or securities outstanding, or any agreements or arrangements, that, as a result of the consummation of such Section 13 Event, would eliminate or diminish in any material respect the benefits intended to be afforded by the Rights; (B) all rights of first refusal or preemptive rights in respect of the issuance of Common Shares or common stock equivalents of the Principal Party upon exercise of outstanding Rights have not been irrevocably waived or rendered inapplicable; (C) prior to, simultaneously with or immediately after such Section 13 Event, the stockholders of the Person who constitutes, or would constitute, the Principal Party have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates; or (D) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.
(e)    Continued Applicability. The provisions of this Section 13 will similarly apply to successive mergers, consolidations, sales, exchanges, mortgages, transfers or other extraordinary transactions. In the event that a Section 13 Event occurs at any time after the occurrence of a Section 11(a)(ii) Event, then the Rights that have not theretofore been exercised will thereafter become exercisable in the manner described in Section 13(a) (without taking into account any prior adjustment required by Section 11(a)(ii)).
Section 14.    Fractional Rights and Fractional Shares.
(a)    Cash in Lieu of Fractional Rights. The Company will not be required to issue fractions of Rights (except prior to the Distribution Date as provided in Section 11(n)) or to distribute Rights Certificates that evidence fractional Rights. In lieu of such fractional Rights, the Company will pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a whole Right, calculated as of the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.
(b)    Cash in Lieu of Fractional Preferred Shares. The Company will not be required to issue fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share) upon exercise or exchange of the Rights or to distribute certificates that evidence fractional Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-thousandth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by the Company; provided, however, that such agreement must provide that the holders of such depositary receipts have all of the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Preferred Shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company may pay to the registered holders of Rights Certificates at the time that such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-

thousandth of a Preferred Share will be one one-thousandth of the Current Per Share Market Price of a Preferred Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(c)    Cash in Lieu of Fractional Common Shares. The Company is not required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares upon the exercise or exchange of Rights. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised or exchanged as provided herein an amount in cash equal to the same fraction of the current market value of a Common Share. For purposes of this Section 14(c), the current market value of a Common Share will be the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of such exercise or exchange.
(d)    Waiver of Fractional Rights. Except as permitted by this Section 14, the holder of a Right, by the acceptance of such Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares of any security upon the exercise or exchange of a Right.
(e)    Procedure for Payment. Whenever a payment for fractional Rights, Preferred Shares or Common Shares is to be made by the Rights Agent pursuant to this Plan, the Company will (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices or formulas utilized in calculating such payments; and (ii) provide sufficient monies to the Rights Agent to make such payments. The Rights Agent will be fully protected in relying upon such certificate and will have no duty with respect thereto, and will not be deemed to have knowledge of any payment for fractional Rights, Preferred Shares or Common Shares pursuant to this Plan unless and until the Rights Agent has received such certificate and sufficient monies.
Section 15.    Rights of Action. All rights of action in respect of this Plan, except those rights of action given to the Rights Agent pursuant to Section 18, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares). Any registered holder of any Rights Certificate (or, prior to the Distribution Date, any registered holder of Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, any other holder of Common Shares), may, on such holder’s own behalf and for such holder’s own benefit and the benefit of other holders of Rights, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, this Plan or otherwise act in respect of such holder’s right to exercise such holder’s Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations of any Person (including the Company) subject to this Plan, and injunctive relief against actual or threatened breaches or violations of this Plan by any Person (including the Company), in each case without having to post a bond.
Section 16.    Agreement of Rights Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
(a)    prior to the Distribution Date, the Rights will not be evidenced by a Rights Certificate and will be transferable only in connection with the transfer of the Common Shares;
(b)    after the Distribution Date, the Rights Certificates are transferable only on the transfer books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully completed;
(c)    subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the Person in whose name the Rights Certificate (or, prior to the Distribution Date, the associated certificate for Common Shares or Book Entry Shares, as applicable) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated certificate for Common Shares or Book Entry Shares, as applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent (subject to Section 7(e)) will be affected by any notice to the contrary;
(d)    notwithstanding anything to the contrary in this Plan, neither the Company nor the Rights Agent will have any liability to any holder of a Right (or a beneficial interest in a Right) or other Person as a result of the inability of the Company or the Rights Agent to perform any of their respective obligations pursuant to this Plan by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company will use all reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as promptly as practicable;
(e)    Rights that are Beneficially Owned by certain Persons will, under the circumstances set forth in Section 7(e), become null and void; and
(f)    this Plan may be supplemented or amended from time to time in accordance with Section 26.
Section 17.    Holder of Rights Certificate Not Deemed to be a Stockholder. No holder, as such, of any Rights Certificate will be entitled to vote or receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor will anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in Section 26), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Rights Certificate have been exercised or exchanged in accordance with the provisions hereof.
Section 18.    Concerning the Rights Agent.
(a)    Compensation; Reimbursement; Indemnification. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, the reasonable and documented out-of-pocket expenses and counsel fees and other disbursements incurred by the Rights Agent in connection with the preparation, negotiation, delivery, execution, amendment and administration of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense (including the reasonable and documented fees of its outside counsel) incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties pursuant to this Plan, including the costs and expenses of defending against any claim of liability and appealing any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 and Section 20 will survive the termination of this Plan, the exercise, exchange or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.
(b)    Reliance by the Rights Agent. The Rights Agent is authorized to rely conclusively on, and will be protected and incur no liability for, or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Plan, and the exercise and performance of its duties pursuant to this Plan, in reliance upon any (i) Rights Certificate, (ii) certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights or (iii) instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be duly executed and, where necessary, verified or acknowledged, by the proper Person, or otherwise upon the advice of counsel as set forth in Section 20. The Rights Agent will not be required to take notice, or be deemed to have any knowledge, of any fact, event or determination of which it was supposed to receive notice hereunder (including any dates or events defined in this Plan or the designation of any Person as an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and the Rights Agent will be fully protected and will incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.
Section 19.    Merger, Consolidation or Change of Name of Rights Agent.
(a)    Merger or Consolidation of Rights Agent. Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may effect a share exchange or be consolidated, or any Person resulting from any merger, share exchange or consolidation to which the Rights Agent or any successor Rights Agent is a party, or any Person succeeding to the corporate trust, stock transfer or stockholder services business of the Rights Agent or any successor Rights Agent, will be the successor to the Rights Agent pursuant to this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto so long as such Person is eligible for appointment as a successor Rights Agent pursuant to the provisions of Section 21. The purchase of all or substantially all of the Rights Agent’s assets employed in the performance of this Plan, or transfer or rights agent services generally, will be deemed to be a merger, share exchange or consolidation for purposes of this Section 19. If at the time that such successor Rights Agent succeeds to the agency created by this Plan any of the Rights Certificates have been countersigned but not delivered, then any such successor Rights Agent may adopt the countersignature of any predecessor Rights Agent and deliver such Rights Certificates so countersigned, and if at that time any of the Rights Certificates have not been countersigned, then any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.
(b)    Change of Name of Rights Agent. If at any time the name of the Rights Agent is changed and at such time any of the Rights Certificates have been countersigned but not delivered, then the Rights Agent may adopt the countersignature under its prior name and deliver such Rights Certificates so countersigned, and if at any time any of the Rights Certificates have not have been countersigned, then the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name. In all such cases, such Rights Certificates will have the full force and effect provided in the Rights Certificates and in this Plan.
Section 20.    Duties of Rights Agent. The Rights Agent undertakes to perform the duties and obligations imposed by this Plan (and no implied duties or obligations) upon the following terms and conditions, all of which the Company and the holders of Rights Certificates, by their acceptance thereof, will be bound:
(a)    Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel that it selects (who may be legal counsel for the Company or an employee of the Rights Agent), and the advice or opinion of such counsel will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of, any action taken, suffered or omitted to be taken by it in accordance with such advice or opinion.
(b)    Whenever in the performance of its duties pursuant to this Plan the Rights Agent deems it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of the Current Per Share Market Price of any security) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, and delivered to the Rights Agent, and such certificate will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will incur no liability for or in respect of any action taken, suffered or omitted to be taken by it pursuant to the provisions of this Plan in reliance upon such certificate.
(c)    The Rights Agent will be liable hereunder to the Company and any other Person only for its and its directors’, officers’, employees’, Affiliates’, agents’, advisors’ and representatives’ own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction). In no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the possibility of such loss or damage.
(d)    The Rights Agent will not be liable hereunder for or by reason of any of the statements of fact or recitals contained in this Plan, the Rights Certificates or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights, or be required to verify the same (except, in each case, its countersignature thereof, if applicable), and all such statements and recitals are and will be deemed to have been made by the Company only.
(e)    The Rights Agent will not (i) have any liability for or be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due authorization, execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof) or any certificate (or registration on the transfer books of the Company, including, in the case of uncertificated shares, by notation in book entry accounts reflecting ownership) for Preferred Shares, Common Shares or other securities of the Company issuable upon exercise of Rights (except, in each case, its countersignature thereof, if applicable); (ii) be responsible for any change in the exercisability or exchangeability of Rights (including certain Rights becoming null and void pursuant to Section 7(e)), except with respect to the exercise of Rights evidenced by Rights Certificates after notice of such change has been provided by the Company; (iii) be responsible for any breach by the Company of any covenant or condition contained in this Plan or any Rights Certificate; (iv) be responsible for (A) any adjustment or change required pursuant to Section 3, Section 11, Section 13, Section 23 or Section 24, (B) the manner, method or amount of any such adjustment or change or (C) ascertaining the existence of facts that would require any such adjustment or change (except with respect to the exercise of Rights evidenced by Rights Certificates after receipt by the Rights Agent of a certificate furnished pursuant to Section 12 describing such adjustment or change); (v) be responsible for any determination by the Board of the Current Per Share Market Price of any security pursuant to this Plan; or (vi) by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any securities to be issued pursuant to this Plan or any Rights Certificate or as to whether any such securities will, when issued, be duly and validly authorized and issued and fully paid and nonassessable.
(f)    The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of its duties pursuant to this Plan.
(g)    The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any of the Chairman of the Board, Chief Executive Officer, President or Chief Financial Officer, and it is authorized to apply to any such director or officer for advice or instructions in connection with its duties pursuant to this Plan. Such advice and instructions will be full and complete authorization and protection to the Rights Agent, and the Rights Agent will not be liable for or in respect of any action taken, suffered or omitted to be taken by it in accordance with the written advice or instructions of any such director or officer or for any delay in acting while waiting for those instructions. The Rights Agent will be fully and completely authorized and protected in relying on the latest-dated instructions received from any such director or officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken, suffered or omitted to be taken by the Rights Agent pursuant to this Plan and the date on or after which such action will be taken, suffered or omitted to be taken. The Rights Agent will not be liable for any action taken or suffered by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date must not be less than 10 Business Days after, but not including, the date on which any such director or officer of the Company actually receives such application, unless any such director or officer has consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent has received, in response to such application, written instructions with respect to the proposed action or omission specifying a different action to be taken, suffered or omitted to be taken.
(h)    The Rights Agent and any member, stockholder, director, officer, employee or Affiliate of the Rights Agent (in each case, other than an Acquiring Person) may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent pursuant to this Plan. Nothing herein will preclude the Rights Agent or any such member, stockholder, director, officer, employee or Affiliate from acting in any other capacity for the Company or for any other Person.
(i)    The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (including through its directors, officers and employees) or by or through its attorneys or agents, and the Rights Agent will not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company, to the holders of Rights or to any other Person resulting from any such act, omission, default, neglect or misconduct in the absence of gross negligence, bad faith or willful misconduct in the selection and continued employment thereof (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction).
(j)    No provision of this Plan requires the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than costs and expenses incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as the Rights Agent) or in the exercise of its rights if it reasonably believes, after consultation with counsel, that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
(k)    If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of election to purchase or form of assignment, as the case may be, has either (i) not been properly completed or (ii) indicates an affirmative response to clause (1) or clause (2) thereof, then the Rights Agent will not take any further action with respect to such requested exercise or transfer without first consulting with the Company.
(l)    From time to time after the Distribution Date, upon the written request of the Company, the Rights Agent will promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the record holders of Rights and Rights Certificates.

Section 21.    Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties pursuant to this Plan upon 60 days’ written notice to the Company (or such lesser notice as is acceptable to the Company) and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Company in accordance with Section 26. In the event that any transfer agency relationship in effect between the Company and the Rights Agent or any of its Affiliates terminates, the Rights Agent will be deemed to have automatically resigned, and be discharged from its duties pursuant to this Plan, on the effective date of such termination, and the Company will be responsible for sending any required notices. The Company may remove the Rights Agent or any successor Rights Agent, with or without cause, upon 30 days’ notice in writing to the Rights Agent or any successor Rights Agent, as the case may be, and to each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), delivered to the Rights Agent in accordance with Section 26. If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, then the resigning, removed or incapacitated Rights Agent must, upon the Company’s request, remit to the Company, or to any successor Rights Agent, all books, records, funds, certificates or other documents or instruments of any kind then in its possession that were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as the Rights Agent in accordance with its records retention policy. Following such removal, resignation or incapacity, the Company will appoint a successor to the Rights Agent. If the Company fails to make such appointment within a period of 30 days after giving written notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the registered holder of a Rights Certificate (who must, together with such notice, submit such registered holder’s Rights Certificate for inspection by the Company), then the Rights Agent or such registered holder may apply, at the Company’s expense, to a court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such court, must be either (a) a Person organized, in good standing and doing business pursuant to the laws of the United States or any state of the United States that is authorized pursuant to such laws to exercise corporate trust, stock transfer or stockholder services, is subject to supervision or examination by federal or state authorities and has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an Affiliate or direct or indirect wholly owned Subsidiary of such Person. After appointment, the successor Rights Agent will be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed, and the predecessor Rights Agent must deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose. Not later than the effective date of any such appointment, the Company will file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Preferred Shares and the Common Shares (in the event that the Rights Agent or one of its Affiliates is not also such transfer agent), and deliver such notice to the holders of Rights Certificates in accordance with Section 26. Notwithstanding anything to the contrary in this Plan, failure to give any notice provided for in this Section 21, or any defect therein, will not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Upon appointment, any successor Rights Agent will, unless the context requires otherwise, be deemed to be the Rights Agent for all purposes of this Plan.
Section 22.    Issuance of New Rights Certificates. Notwithstanding anything to the contrary in this Plan or the Rights, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price and the number or kind or class of shares or other securities or property purchasable pursuant to the Rights Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the Expiration Date, the Company will, with respect to Common Shares so issued or sold (whether pursuant to the exercise of stock options or pursuant to any employee benefit plan or arrangement or upon the exercise, conversion or exchange of other securities of the Company outstanding as of the Rights Dividend Declaration Date or upon the exercise, conversion or exchange of securities issued by the Company after the Rights Dividend Declaration Date (except, in each case, as may otherwise be provided in the instruments governing such securities)), and may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (a) no such Rights Certificate will be issued if, and to the extent that, the Company is advised by counsel that such issuance would create a significant risk of or result in material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued or would create a significant risk of or result in such options or employee plans or arrangements failing to qualify for otherwise available special tax treatment; (b) no such Rights Certificate will be issued if, and to the extent that, appropriate adjustment will otherwise have been made in lieu of the issuance thereof; and (c) the Company will have no obligation to distribute Rights Certificates to any Acquiring Person, Affiliate or Associate of an Acquiring Person, Post-Event Transferee, Pre-Event Transferee, Subsequent Transferee or any nominee of any of the foregoing.

Section 23.    Redemption.
(a)    Right to Redeem. The Board may, at its option, at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such redemption price, the “Redemption Price”). Notwithstanding anything to the contrary in this Plan, the Rights will not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption pursuant to this Section 23 has expired. The Company may, at its option, pay the Redemption Price in Common Shares (based on the Current Per Share Market Price of Common Shares at the time of redemption), cash or any other form of consideration deemed appropriate by the Board, in its sole discretion, to be at least equivalent to the Redemption Price. Such redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. The date on which the Board elects to make the redemption effective is referred to as the “Redemption Date.”
(b)    General Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), evidence of which will have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price for each Right so held. The Company will promptly give public notice of any such redemption (with prompt written notice thereof also provided to the Rights Agent). Promptly after the action of the Board ordering the redemption of the Rights, the Company will give, or cause to be given, notice of such redemption to the holders of Rights Certificates in accordance with Section 26; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of redemption must state the method by which the payment of the Redemption Price is to be made. The failure to given, or any defect in, any notice required by this Section 23 will not affect the legality or validity of the action taken by the Board or of the redemption.
(c)    Discharge of Obligations. Notwithstanding anything to the contrary in this Plan, in the event of a redemption pursuant to Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release or making a publicly-available filing with the Securities and Exchange Commission announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the holders of Rights at the addresses of such holders as shown on the transfer books of the Rights Agent or, prior to the Distribution Date, on the transfer books of the Company or the transfer agent for the Common Shares, and upon such action, all outstanding Right Certificates will be void without any further action by the Company.
(d)    Prohibited Purchases. Notwithstanding anything to the contrary in this Plan, neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 23 or in Section 24, or other than in connection with the purchase or repurchase of Common Shares prior to the Distribution Date.
Section 24.    Exchange.
(a)    Exchange of Common Shares for Rights. The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which will not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the Rights Dividend Declaration Date (such exchange ratio, the “Exchange Ratio,” and such determination by the Board to effect such exchange, an “Exchange Determination”). Notwithstanding the foregoing, the Board is not empowered to effect an Exchange Determination at any time after any Person (other than any Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Shares then outstanding. Notwithstanding the foregoing, from and after the occurrence of a Section 13 Event, any Rights that theretofore have not been exchanged pursuant to this Section 24(a) will thereafter be exercisable only in accordance with Section 13 and may not be exchanged (or eligible for exchange) pursuant to this Section 24(a).
(b)    Exchange Procedures.
(i)    Immediately following an Exchange Determination and without any further action or notice, the right to exercise such Rights will terminate and the only right thereafter of a holder of such Rights is to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company will promptly give public notice of any such exchange (with prompt written notice thereof also provided to the Rights Agent), and thereafter will promptly give, or cause to be given, notice of such exchange to the holders of the then outstanding Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) by mailing such notice, in accordance with Section 26; provided, however, that any notice that is so provided will be deemed given, whether or not the holder receives the notice. Each such notice of exchange must state the method by which the exchange of Common Shares for Rights is to be effected (including the actions that must be taken by the holders of Rights to receive Common Shares in exchange for Rights) and, in the event of any partial exchange, the number of Rights that are to be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights that have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights. Following an Exchange Determination, the Company may implement such procedures as it deems appropriate, in its sole discretion, to minimize the possibility that any Common Shares (or other consideration) issuable pursuant to this Section 24 are received by Persons whose Rights are null and void pursuant to Section 7(e). Prior to effecting any exchange, the Company may require, or cause the trustee of the Trust to require, as a condition thereof, that any registered holder of Rights provide such evidence (including the identity of the Beneficial Owner (or former Beneficial Owner) thereof and the Affiliates or Associates of such Beneficial Owner or former Beneficial Owner) as the Company may reasonably request in order to determine if such Rights are null and void pursuant to Section 7(e). If such registered holder does not comply with the foregoing requirements, then the Company will be entitled to conclusively deem such Rights to be Beneficially Owned by an Acquiring Person (or an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing) and, accordingly, such Rights will be null and void and not exchangeable in connection herewith. Any Common Shares (or other securities) issued at the direction of the Board in connection with an Exchange Determination will be duly and validly authorized and issued and fully paid and nonassessable, and the Company will be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the Common Shares (or other securities) so issued. The failure to give, or any defect in, any notice required by this Section 24 will not affect the legality or validity of the action taken by the Board or of such exchange.
(ii)    The exchange of the Rights pursuant to Section 24(a) may be made effective at such time, on such basis and with such conditions as the Board, in its sole discretion, may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to Section 24(a), the Board may direct the Company to enter into a trust agreement in such form and with such terms as the Board approves (the “Trust Agreement”). If the Board so directs, then the Company must enter into the Trust Agreement and must issue to the trust created by such agreement (the “Trust”) all of the Common Shares (or other consideration) issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such Common Shares (or other consideration) are issued to the Trust, all stockholders then entitled to receive Common Shares (or other consideration) pursuant to the exchange will be entitled to receive such shares or consideration (and any dividends or distributions made thereon after the date on which such shares or consideration are deposited into the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.
(c)    Insufficient Shares. In the event that there are not sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with Section 24(a), then the Company will either take such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights or alternatively, at the option of the Board, with respect to each Right (i) pay cash in an amount equal to the Current Exchange Value in lieu of issuing Common Shares in exchange therefor; (ii) issue debt or equity securities (or a combination thereof) having a value equal to the Current Exchange Value in lieu of issuing Common Shares in exchange for each such Right, where the value of such securities will be determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board, which determination will be described in a written statement filed with the Rights Agent and will be binding on the Rights Agent and the holders of Rights; or (iii) deliver any combination of cash, property, Common Shares, Preferred Shares, Equivalent Shares or other securities having a value equal to the Current Exchange Value in exchange for each Right. To the extent that the Company determines that some action need be taken pursuant to this Section 24(c), then the Board may temporarily suspend the exercisability of the Rights for a period of up to 120 days following the date on which the Exchange Determination has occurred in order to seek any authorization of additional Common Shares or to decide the appropriate form of distribution to be made pursuant to the above provision and to determine the value thereof. Upon any such suspension, the Company will issue a public announcement stating, and notify the Rights Agent in writing, that the exercisability of the Rights has been temporarily suspended, as well as issue a public announcement, and notify the Rights Agent in writing, at such time as the suspension is no longer in effect.
(d)    Cash in Lieu of Fractional Common Shares. In connection with an Exchange Determination, the Company will not be required to issue fractions of Common Shares or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the Current Per Share Market Price of a Common Share, calculated as of the Trading Day immediately prior to the date of the Exchange Determination.

Section 25.    Process to Seek Exemption Prior to Trigger Event.
(a)    Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.99% or more of the then outstanding Common Shares (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 25(a), request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1(v) hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Shares and the maximum number and percentage of shares of Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.
(b)    Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 25(b), grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1(v) hereof for purposes of this Plan. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of Common Shares then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Shares aggregating 4.99% or more of the then outstanding Common Stock and the maximum number and percentage of Common Shares that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within 10 Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. The facts and circumstances with respect to the Triggering Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Triggering Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 25(b).
Section 26.    Notice of Certain Events.
(a)    Certain Distributions. If the Company proposes, at any time after the Distribution Date, to (i) declare or pay any dividend payable in stock of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular quarterly or periodic cash dividend out of earnings or retained earnings of the Company), (ii) offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) effect any share exchange, consolidation or merger into or with any other Person (other than a wholly owned Subsidiary of the Company in a transaction that complies with Section 11(m)), (v) effect any sale or other transfer (or permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person, (vi) effect the liquidation, dissolution or winding up of the Company, (vii) declare or pay any dividend on the Common Shares payable in Common Shares or (viii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company will give written notice of such proposed action to the Rights Agent and the holders of Rights Certificates in accordance with Section 28, which notice must specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such subdivision, combination, reclassification, share exchange, consolidation, merger, sale, transfer, liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of Preferred Shares or Common Shares, if any such date is to be fixed, and such notice must be so given in the case of any action covered by clause (i) or (ii) above at least 10 Business Days prior to but not including the record date for determining holders of Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 Business Days prior to but not including the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Shares or Common Shares, whichever is earlier.
(b)    Certain Events. If any Triggering Event has occurred, then (i) the Company will as soon as practicable thereafter give, or cause to be given, to each holder of Rights Certificates a notice in accordance with Section 28 of the occurrence of such Triggering Event, which notice must specify the event and the consequences of the event to holders of Rights pursuant to Section 11(a)(ii) or Section 13, and (ii) all references in this Section 26 to Preferred Shares will thereafter be deemed to be references to Common Shares or, if appropriate, other securities.
Section 27.    Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent by the Company) as follows:
Digirad Corporation
13950 Stowe Drive
Poway, California 92064
Attn:     Chief Financial Officer
Fax:    (___) ___-____

with a copy (which will not constitute notice) to:
Wilson Sonsini Goodrich & Rosati
Professional Corporation
12235 El Camino Real, Suite 200
San Diego, CA 92130
Attn:     Martin J. Waters
Fax:    (858) 350-2399
Subject to the provisions of Section 21, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service, fax (when such fax is transmitted to the fax number set forth below and confirmation of transmission is received) or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company by the Rights Agent) as follows:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attn:    Corporate Trust Department
Fax:    (718) 765 - 8711
Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holders of Rights or Rights Certificates (or, if prior to the Distribution Date, to the holders of Common Shares) will be sufficiently given or made if in writing and sent by a recognized national overnight delivery service or first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the transfer books of the Rights Agent or the Company or the transfer agent for the Common Shares. Any notice that is sent or mailed in the manner herein provided will be deemed given whether or not the holder receives the notice. Notwithstanding anything to the contrary in this Plan, prior to the Distribution Date, the issuance of a press release or the making of a publicly-available filing by the Company with the Securities and Exchange Commission will constitute sufficient notice by the Rights Agent or the Company to the holders of securities of the Company, including the Rights, for all purposes of this Plan and no other notice need be given.
Section 28.    Supplements and Amendments. Prior to the occurrence of a Distribution Date, the Company may in its sole discretion supplement or amend this Plan in any respect without the approval of any holders of Rights Certificates, Preferred Shares or Common Shares, and the Rights Agent must, if the Company so directs, execute such supplement or amendment. From and after the occurrence of a Distribution Date, the Company and the Rights Agent may from time to time supplement or amend this Plan without the approval of any holders of Rights Certificates in order to (i) cure any ambiguity, (ii) correct or supplement any provision contained herein that may be defective or inconsistent with any other provisions herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation, (iii) shorten or lengthen any time period hereunder or (iv) change or supplement the provisions hereunder in any manner that the Company may deem necessary or desirable and that does not adversely affect the interests of the holders of Rights (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing), including extending the Final Expiration Date; provided, however, that this Plan may not be supplemented or amended to lengthen, pursuant to clause (iii) of this sentence, a time period relating to when the Rights may be redeemed at a time when the Rights are not then redeemable; provided further, however, that the right of the Board to extend the Distribution Date does not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent must execute such supplement or amendment; provided, however, that any supplement or amendment that does not amend Section 18, Section 19, Section 20 or Section 21 or this Section 29 or any other Section of this Plan in a manner that is adverse to the Rights Agent will become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. Notwithstanding the foregoing, the Rights Agent will not be required to execute any such supplement or amendment that adversely affects its rights, duties, or obligations pursuant to this Plan. Prior to the Distribution Date, the interests of the holders of Rights and Rights Certificates will be deemed to be coincident with the interests of the holders of Common Shares.
Section 29.    Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent will bind and inure to the benefit of their respective successors and assigns hereunder.
Section 30.    Determinations and Actions by the Board. The Board (or an authorized committee thereof) has the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or the

Company pursuant hereto, or as may be necessary or advisable in the administration of this Plan, including the right and power to (a) interpret the provisions of this Plan and (b) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination as to whether to redeem the Rights or to amend this Plan). All such actions, calculations, interpretations and determinations (including, for purposes of clause (ii) below, all omissions with respect to the foregoing) that are done or made by the Board (or an authorized committee thereof) in good faith will (i) be final, conclusive and binding on the Company, the Rights Agent, the holders of Rights Certificates and all other Persons and (ii) not subject the Board (or an authorized committee thereof) or any of the directors serving on the Board to any liability to any Person, including the Rights Agent and the holders of Rights Certificates. In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board (or an authorized committee thereof) may consider any and all facts, circumstances or information that it deems to be necessary, useful or appropriate. The Rights Agent is always entitled to assume that the Board acted in good faith and will be fully protected and incur no liability in reliance thereon.
Section 31.    Benefits of this Plan. Nothing in this Plan may be construed to give to any Person other than the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) any legal or equitable right, remedy or claim pursuant to this Plan. This Plan is for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares).
Section 32.    Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan will remain in full force and effect and will in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything to the contrary in this Plan, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Plan would adversely affect the purpose or effect of this Plan, then the right of redemption set forth in Section 23 will be reinstated and will not expire until the Close of Business on the 10th Business Day following the date of such determination by the Board; provided further, however, that if such severed provision affects the rights, immunities, duties or obligations of the Rights Agent, then the Rights Agent will be entitled to resign immediately upon written notice to the Company.
Section 33.    Governing Law; Exclusive Jurisdiction.
(a)    Governing Law. This Plan and each Right and Rights Certificate issued hereunder will be deemed to be a contract made pursuant to the laws of the State of Delaware and for all purposes will be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.
(b)    Exclusive Jurisdiction.
(i)    The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court lacks subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to or concerning this Plan. The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each acknowledge that the forum designated by this Section 34(b)(i) has a reasonable relation to this Plan and to such Persons’ relationship with one another.
(ii)    The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby waive, to the fullest extent permitted by applicable law, any objection that they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in Section 34(b)(i) (or the appellate courts thereof). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each undertake not to commence any action subject to this Plan in any forum other than the forum described in Section 34(b)(i). The Company and the registered holders of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) each hereby agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court will be conclusive and binding upon such Persons.
Section 34.    Counterparts. This Plan and any supplements or amendments hereto may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Plan transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.
Section 35.    Descriptive Headings; Interpretation.
(a)    Descriptive Headings. The table of contents and descriptive headings of the several Sections of this Plan are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.
(b)    Interpretation.
(i)    Unless otherwise indicated, all references herein to Sections or Exhibits will be deemed to refer to Sections or Exhibits of or to this Plan, as applicable. Any capitalized terms used in any Exhibit but not otherwise defined therein have the meaning set forth in this Plan. All Exhibits attached hereto or referred to herein are hereby incorporated in and made a part of this Plan as if fully set forth herein.
(ii)    Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, are deemed in each case to be followed by the words “without limitation.”
(iii)    The words “hereof,” “herein, “herewith” and words of similar import will, unless otherwise stated, be constructed to refer to this Plan as whole and not to any particular provision of this Plan.
(iv)    The word “or” is used in the inclusive sense of “and/or.” The terms “or,” “any” and “either” are not exclusive.
(v)    Whenever the context may require, any pronouns used in this Plan include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns include the plural and vice versa.
(vi)    Where a word or phrase is defined, each of its other grammatical forms has a corresponding meaning.
(vii)    References to “$” are to the lawful currency of the United States of America.
Section 36.    Costs of Enforcement. The Company agrees with each registered holder of Rights Certificates (and, prior to the Distribution Date, the registered holders of Common Shares) that if the Company or any other Person the securities of which are purchasable upon exercise of the Rights fails to fulfill any of its obligations pursuant to this Plan, then the Company or such Person must reimburse any registered holder of Rights Certificates for the costs and expenses (including legal fees) incurred by such holder in any action to enforce such holder’s rights pursuant to any Right or this Plan.
Section 37.    Force Majeure. Notwithstanding anything to the contrary in this Plan, the Rights Agent will not be liable for any delays or failures in performance resulting from acts beyond its reasonable control, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.
Section 38.    USA PATRIOT Act. The Company acknowledges that the Rights Agent is subject to the customer identification program requirements pursuant to the USA PATRIOT Act and its implementing regulations, and that the Rights Agent must obtain, verify and record information that allows the Rights Agent to identify the Company. Accordingly, prior to accepting an appointment hereunder, the Rights Agent has received information from the Company that will help the Rights Agent to identify the Company, including the Company’s physical address, tax identification number, organizational documents, certificate of good standing, license to do business or such other information that the Rights Agent deems necessary and, pending verification of such received information, the Rights Agent may request additional such information. The Company agrees to provide all reasonably requested information necessary for the Rights Agent to verify the Company’s identity in accordance with such customer identification program requirements.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed as of the day and year first above written.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
Jeffry R. Keyes Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael Nespoli
Michael Nespoli Senior Vice President

FORM OF
CERTIFICATE OF DESIGNATION OF RIGHTS, PREFERENCES AND PRIVILEGES
OF SERIES B PARTICIPATING PREFERRED STOCK OF
DIGIRAD CORPORATION

Pursuant to Section 151 of the General Corporation Law of the State of Delaware
The undersigned, Todd P. Clyde, does hereby certify that:
1.    He is the duly elected and acting Chief Executive Officer of Digirad Corporation, a Delaware corporation (the “Corporation”).
2.    Pursuant to the authority conferred upon the Board of Directors of the Corporation (the “Board”) by the Amended and Restated Certificate of Incorporation of the Corporation, on May 23, 2013, the Board adopted the following resolutions creating a series of preferred stock, par value $0.0001 per share (“Preferred Stock”), of the Corporation designated as Series B Participating Preferred Stock:
RESOLVED: That pursuant to the authority vested in the Board by the Amended and Restated Certificate of Incorporation of the Corporation (the “Charter”), the Board does hereby provide for the issuance of a series of Preferred Stock of the Corporation and does hereby fix and herein state and express the designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions, of such series of Preferred Stock as follows:
Section 1.Designation and Amount. The shares of such series shall be designated as “Series B Participating Preferred Stock.” The Series B Participating Preferred Stock shall have a par value of $0.0001 per share, and the number of shares constituting such series shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series B Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the exercise of any options, rights or warrants issuable upon conversion of any outstanding securities issued by the Corporation convertible into Series B Participating Preferred Stock.
Section 2.    Proportional Adjustment. In the event that the Corporation shall at any time after the issuance of any share or shares of Series B Participating Preferred Stock (the “Rights Declaration Date”) (a) declare any dividend on the common stock of the Corporation, par value $0.0001 per share (the “Common Stock”), payable in shares of Common Stock, (b) subdivide the outstanding Common Stock or (c) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the number of outstanding shares of Series B Participating Preferred Stock by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 3.    Dividends and Distributions.
(a)    Subject to Section 2 and to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series B Participating Preferred Stock with respect to dividends, the holders of shares of Series B Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $1.00 and (ii) subject to Section 2, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Participating Preferred Stock.

(b)    The Corporation shall declare a dividend or distribution on the Series B Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event that no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(c)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series B Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series B Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.
Section 4.    Voting Rights. The holders of shares of Series B Participating Preferred Stock shall have the following voting rights:
(a)    Subject to the provision for adjustment hereinafter set forth, each share of Series B Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series B Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
(b)    Except as otherwise provided herein, in any other Certificate of Designation creating a series of Preferred Stock or any similar stock, the Charter or the Amended and Restated Bylaws of the Corporation (the “Bylaws”), or by law, the holders of shares of Series B Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(c)    Except as set forth herein or as required by law, the holders of Series B Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent that they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
(d)        (i)    If at any time dividends on any Series B Participating Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, then the occurrence of such contingency shall mark the beginning of a period (herein called a “default period”) that shall extend until such time as all accrued and unpaid dividends for all previous quarterly dividend periods and for the current quarterly dividend period on all shares of Series B Participating Preferred Stock then outstanding shall have been declared and paid or set apart for payment. During each default period, all holders of Preferred Stock (including holders of Series B Participating Preferred Stock) with dividends in arrears in an amount equal to six quarterly dividends thereon, voting as a class, irrespective of series, shall have the right to elect two directors.
(ii)    During any default period, such voting right of the holders of Series B Participating Preferred Stock may be exercised initially at a special meeting called pursuant to subparagraph (iii) of this Section 4(d) or at any annual meeting of stockholders, and thereafter at annual meetings of stockholders; provided, however, that neither such voting right nor the right of the holders of any other series of Preferred Shares, if any, to increase, in certain cases, the authorized number of directors shall be exercised unless the holders of at least one-third in number of shares of Preferred Stock outstanding shall be present in person or by proxy. The absence of a quorum of the holders of Common Stock shall not affect the exercise by the holders of Preferred Stock of such voting right. At any meeting at which the holders of Preferred Stock shall exercise such voting right initially during an existing default period, they shall have the right, voting as a class, to elect directors to fill such vacancies, if any, in the Board as may then exist up to two directors or, if such right is exercised at an annual meeting of stockholders, to elect two directors. If the number that may be so elected at any special meeting does not amount to the required number, the holders of Preferred Stock shall have the right to make such increase in the number of directors as shall be necessary to permit the election by them of the required number. After the holders of Preferred Stock shall have exercised their right to elect directors in any default period and during the continuance of such period, the number of directors shall not be increased or decreased except by vote of the holders of Preferred Stock as herein provided or pursuant to the rights of any equity securities ranking senior to or pari passu with the Series B Participating Preferred Stock.
(iii)    Unless the holders of Preferred Stock shall, during an existing default period, have previously exercised their right to elect directors, the Board may order, or any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding, irrespective of series, may request, the calling of a special meeting of the holders of Preferred Stock, which meeting shall thereupon be called by the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer, the Secretary or any Assistant Secretary of the Corporation. Notice of such meeting and of any annual meeting at which holders of Preferred Stock are entitled to vote pursuant to this paragraph (d)(iii) shall be given to each holder of record of Preferred Stock by mailing a copy of such notice to such holder at such holder’s last address as the same appears on the books of the Corporation. Such meeting shall be called for a time not earlier than 20 days and not later than 60 days after such order or request, or in default of the calling of such meeting within 60 days after such order or request, such meeting may be called on similar notice by any stockholder or stockholders owning in the aggregate not less than 10% of the total number of shares of Preferred Stock outstanding. Notwithstanding the provisions of this paragraph (d)(iii), no such special meeting shall be called during the period within 60 days immediately preceding the date fixed for the next annual meeting of the stockholders.
(iv)    In any default period, the holders of Common Stock and other classes of stock of the Corporation, if applicable, shall continue to be entitled to elect the whole number of directors until the holders of Preferred Stock shall have exercised their right to elect two directors voting as a class, after the exercise of which right (A) the directors so elected by the holders of Preferred Stock shall continue in office until their successors shall have been elected by such holders or until the expiration of the default period, and (B) any vacancy in the Board may (except as provided in subparagraph (ii) of this Section 4(d)) be filled by vote of a majority of the remaining directors theretofore elected by the holders of the class of stock that elected the director whose office shall have become vacant. References in this Section 4(d) to directors elected by the holders of a particular class of stock shall include directors elected by such directors to fill vacancies as provided in clause (B) of the foregoing sentence.
(v)    Immediately upon the expiration of a default period, (A) the right of the holders of Preferred Stock as a class to elect directors shall cease, (B) the term of any directors elected by the holders of Preferred Stock as a class shall terminate and (C) the number of directors shall be such number as may be provided for in the Charter or the Bylaws irrespective of any increase made pursuant to the provisions of subparagraph (ii) of this Section 4(d) (such number being subject, however, to change thereafter in any manner provided by law or in the Charter or Bylaws). Any vacancies in the Board effected by the provisions of clauses (B) and (C) in the preceding sentence may be filled by a majority of the remaining directors.
Section 5.    Certain Restrictions.
(a)    The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series B Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series B Participating Preferred Stock as required by Section 3 hereof.
(b)    Whenever quarterly dividends or other dividends or distributions payable on the Series B Participating Preferred Stock as provided in Section 3 hereof are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
(i)    declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Participating Preferred Stock;
(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Participating Preferred Stock, except dividends paid ratably on the Series B Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Participating Preferred Stock; provided, however, that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series B Participating Preferred Stock; or
(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series B Participating Preferred Stock, or any shares of stock ranking on a parity with the Series B Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series B classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(c)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, pursuant to paragraph (a) of this Section 5, purchase or otherwise acquire such shares at such time and in such manner.
Section 6.    Reacquired Shares. Any shares of Series B Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board, subject to the conditions and restrictions on issuance set forth herein, in the Charter or in any other Certificate of Designation creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 7.    Liquidation, Dissolution or Winding Up.
(a)    Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Participating Preferred Stock unless, prior thereto, the holders of shares of Series B Participating Preferred Stock shall have received an amount equal to $1,000 per share of Series B Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series B Liquidation Preference”). Following the payment of the full amount of the Series B Liquidation Preference, no additional distributions shall be made to the holders of shares of Series B Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series B Liquidation Preference by (ii) 1,000 (as appropriately adjusted to reflect events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series B Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series B Participating Preferred Stock and Common Stock, respectively, holders of Series B Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to one with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.
(b)    In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series B Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.
(c)    In the event that the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Corporation shall simultaneously effect a proportional adjustment to the Adjustment Number in effect immediately prior to such event by an amount the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.
Section 8.    Consolidation, Merger, etc. In the event that the Corporation shall enter into any consolidation, merger, combination, conversion, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock, securities, cash and/or any other property (payable in kind), then in any such case the shares of Series B Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to Section 2) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
Section 9.    No Redemption. The shares of Series B Participating Preferred Stock shall not be redeemable.
Section 10.    Ranking. The Series B Participating Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.
Section 11.    Amendment. At any time when any shares of Series B Participating Preferred Stock are outstanding, neither the Charter nor this Certificate of Designation shall be amended in any manner that would materially alter or change the powers, preferences or special rights of the Series B Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Participating Preferred Stock, voting separately as a class.
Section 12.    Fractional Shares. Series B Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Participating Preferred Stock.
*    *    *
I further declare under penalty of perjury that the matters set forth in the foregoing Certificate of Designation are true and correct to my own knowledge.
Executed at Poway, California on May 23, 2013.

By:
Name: Title:

FORM OF
RIGHTS CERTIFICATE

Certificate No. R-[●]	[●] Rights

NOT EXERCISABLE AFTER MAY 23, 2016 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY (AS DEFINED BELOW), AT $0.0001 PER RIGHT, AND EXCHANGE, IN EACH CASE PURSUANT TO THE TERMS SET FORTH IN THE RIGHTS AGREEMENT (AS DEFINED BELOW). UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON. ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]
RIGHTS CERTIFICATE
DIGIRAD CORPORATION
This certifies that ______________________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of May 23, 2013 (the “Benefit Plan”), between Digirad Corporation, a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability company (the “Rights Agent,” which term shall include any successor Rights Agent pursuant to the Benefit Plan), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Benefit Plan) and prior to the Expiration Date (as such term is defined in the Benefit Plan) at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one one-thousandth of a fully paid and nonassessable share of Series B Participating Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of the Company, at an exercise price of $20.00 per one one-thousandth of a Preferred Share (the “Exercise Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-thousandths of a Preferred Share that may be purchased upon exercise hereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of May 23, 2013 based on the Preferred Shares as constituted at such date. As provided in the Benefit Plan, the Exercise Price and the number and kind of Preferred Shares or other securities that may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the occurrence of certain events. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Benefit Plan) that a number of Rights be exercised so that only whole Preferred Shares will be issued. Capitalized terms used in this Rights Certificate without definition shall have the meanings ascribed to them in the Benefit Plan.
Upon the occurrence of a Section 11(a)(ii) Event, if the Rights evidenced by this Rights Certificate are beneficially owned by an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.
This Rights Certificate is subject to all of the terms, provisions and conditions of the Benefit Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Benefit Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Benefit Plan. Copies of the Benefit Plan are on file at the principal executive offices of the Company and the above-mentioned office of the Rights Agent and are available without cost upon written request.

Subject to the provisions of the Benefit Plan, the Rights evidenced by this Rights Certificate may be redeemed by the Company, at its option, at a redemption price of $0.0001 per Right at any time prior to the earlier of (i) the Distribution Date or (ii) the Close of Business on the Final Expiration Date. In addition, under certain circumstances after any Person becomes an Acquiring Person, the Rights may be exchanged, in whole or in part, for Common Shares, or cash other securities of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights that are not subject to such exchange) will terminate and the Rights will only enable holders to receive the Common Shares (or cash or other securities or assets of the Company) issuable upon such exchange.
This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like number of one one-thousandths of a Preferred Share as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate is exercised in part, then the holder will be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.
No fractions of Preferred Shares (other than fractions that are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) will be issued upon the exercise of any Right or Rights evidenced hereby. In lieu thereof, a cash payment will be made as provided in the Benefit Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole Preferred Shares would be issued.
No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company that may at any time be issuable on the exercise or exchange hereof, nor shall anything contained in herein or in the Benefit Plan be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as specifically provided in the Benefit Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised or exchange in accordance with the Benefit Plan.
This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.
Dated as of _______________, 20[ ].

ATTEST:

By:
Name: Title:

DIGIRAD CORPORATION

By:
Name: Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent

By:
Name: Title:

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT
(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)
FOR VALUE RECEIVED _____________________ hereby sells, assigns and transfers unto _________________________________________________________________________________
(Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________________ as attorney-in-fact to transfer the within Rights Certificate on the books of Digirad Corporation, with full power of substitution.

Dated:

Signature:

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

CERTIFICATE
The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:
(1)    the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and
☐ are
☐ are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and
(2)    after due inquiry and to the best knowledge of the undersigned, it
☐ did
☐ did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated:

Signature:

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

[Form of Reverse Side of Rights Certificate – continued]
FORM OF ELECTION TO PURCHASE
(To be executed if holder desires to
exercise Rights represented by the Rights Certificate.)
To: Digirad Corporation
The undersigned hereby irrevocably elects to exercise _________________________ Rights represented by this Rights Certificate to purchase the number of one one-thousandths of a Preferred Share (or such other securities of the Company or of any other Person that may be issuable upon the exercise of the Rights) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)
If such number of Rights shall not be all of the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:
Please insert social security
or other identifying number

(Please print name and address)

Dated:

Signature:

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

CERTIFICATE
The undersigned hereby certifies, for the benefit of the Company and all holders of Rights and Common Shares, by checking the appropriate boxes that:
(1)    the Right(s) evidenced by this Rights Certificate are not Beneficially Owned and
☐ are
☐ are not
being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing; and
(2)    after due inquiry and to the best knowledge of the undersigned, it
☐ did
☐ did not
acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post-Event Transferee, a Pre-Event Transferee, a Subsequent Transferee or any nominee of any of the foregoing.

Dated:

Signature:

Signature Medallion Guaranteed:
Signatures must be guaranteed by an “Eligible Guarantor Institution” (with membership in an approved signature guarantee medallion program at a level acceptable to the Rights Agent) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended. All guarantees must be by a financial institution (such as a bank or broker) that is a participant in the Securities Transfer Agents Medallion Program (STAMP), the NASDAQ Medallion Signature Program (MSP) or the Stock Exchanges Medallion Program (SEMP) and must not be dated. Guarantees by a notary public are not acceptable.

[Form of Reverse Side of Rights Certificate – continued]
NOTICE
The signature in the foregoing Forms of Assignment and Election to Purchase, as the case may be, must conform to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.
IN THE EVENT THAT THE CERTIFICATIONS SET FORTH IN THE FOREGOING FORMS OF ASSIGNMENT AND ELECTION TO PURCHASE, AS THE CASE MAY BE, ARE NOT COMPLETED, THEN THE COMPANY AND THE RIGHTS AGENT WILL DEEM THE BENEFICIAL OWNER OF THE RIGHTS EVIDENCED BY THIS RIGHT CERTIFICATE TO BE AN ACQUIRING PERSON, AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON, A POST-EVENT TRANSFEREE, A PRE-EVENT TRANSFEREE, A SUBSEQUENT TRANSFEREE OR ANY NOMINEE OF ANY OF THE FOREGOING, AS THE CASE MAY BE, AND SUCH ASSIGNMENT OR ELECTION TO PURCHASE WILL NOT BE HONORED AND THE RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE WILL BE DEEMED TO BE NULL AND VOID.

FORM OF
SUMMARY OF RIGHTS
SUMMARY OF
TAX BENEFIT PRESERVATION PLAN
OF
DIGIRAD CORPORATION
On May 23, 2013, the Board of Directors (the “Board”) of Digirad Corporation (the “Company”) authorized and declared a dividend distribution of one right (a “Right”) for each outstanding share of common stock, par value $0.0001 per share (the “Common Shares”), of the Company to stockholders of record as of the close of business on May 23, 2013 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series B Participating Preferred Stock, par value $0.0001 per share (the “Preferred Shares”), of the Company at an exercise price of $20.00 per one one-thousandth of a Preferred Share, subject to adjustment (the “Exercise Price”). The complete terms of the Rights are set forth in a Tax Benefit Preservation Plan (the “Benefit Plan”), dated as of May 23, 2013, between the Company and American Stock Transfer & Trust Company, LLC, as rights agent.
By adopting the Benefit Plan, the Board is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company that are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than 50 percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.99% or more of the outstanding Common Shares without the approval of the Board. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.99% of the Common Shares are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board believes that it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Benefit Plan.
For those interested in the specific terms of the Benefit Plan, the following is a summary description. Please note, however, that this description is only a summary and is not complete, and should be read together with the entire Benefit Plan, which will be filed by the Company with the Securities and Exchange Commission as an exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. A copy of the Benefit Plan is available free of charge from the Company.

Distribution and Transfer of Rights; Rights Certificates:
The Board has declared a dividend of one Right for each outstanding Common Share. Prior to the Distribution Date referred to below:
•    the Rights will be evidenced by and trade with the certificates for the Common Shares (or, with respect to any uncertificated Common Shares registered in book entry form, by notation in book entry), and no separate rights certificates will be distributed;
•    new Common Shares certificates issued after the Record Date will contain a legend incorporating the Benefit Plan by reference (for uncertificated Common Shares registered in book entry form, this legend will be contained in a notation in book entry); and
•    the surrender for transfer of any certificates for Common Shares (or the surrender for transfer of any uncertificated Common Shares registered in book entry form) will also constitute the transfer of the Rights associated with such Common Shares.
Rights will accompany any new Common Shares that are issued after the Record Date.

Distribution Date:
Subject to certain exceptions specified in the Benefit Plan, the Rights will separate from the Common Shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 4.99% or more of the Common Shares.
The date on which the Rights separate from the Common Shares and become exercisable is referred to as the “Distribution Date.”
After the Distribution Date, the Company will mail Rights certificates to the Company’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the Common Shares. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Rights:
After the Distribution Date, each Right will entitle the holder to purchase, for $20.00 (the “Exercise Price”), one one-thousandth of a Preferred Share having economic and other terms similar to that of one Common Share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one Common Share, and should approximate the value of one Common Share.
More specifically, each one one-thousandth of a Preferred Share, if issued, will:
•    not be redeemable;
•    entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one Common Share, whichever is greater;
•    entitle holders upon liquidation either to receive $1.00 per share or an amount equal to the payment made on one Common Share, whichever is greater;
•    have the same voting power as one Common Share; and
•    entitle holders to a per share payment equal to the payment made on one Common Share if the Common Shares are exchanged via merger, consolidation or a similar transaction.

Flip-In Trigger:
If a person or group of affiliated or associated persons (an “Acquiring Person”) obtains beneficial ownership of 4.99% or more of the Common Shares, except pursuant to an offer for all outstanding Common Shares that the independent members of the Board determine to be fair and not inadequate and to otherwise be in the best interests of the Company and its stockholders after receiving advice from one or more investment banking firms, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of Common Shares (or, in certain circumstances, cash, property or other securities of the Company) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by the Company, as further described below.
Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Benefit Plan, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.
Any person who, together with its affiliates and associates, beneficially owns 4.99% or more of the outstanding Common Shares as of the time of the first public announcement of the Benefit Plan (an “Exempt Person”) shall not be deemed an Acquiring Person, but only for so long as such person, together with its affiliates and associates, does not become the beneficial owner of any additional Common Shares while such person is an Exempt Person. A person will cease to be an Exempt Person if such person, together with such person’s affiliates and associates, becomes the beneficial owner of less than 4.99% of the outstanding Common Shares.

Flip-Over Trigger:
If, after an Acquiring Person obtains 4.99% or more of the Common Shares, (i) the Company merges into another entity, (ii) an acquiring entity merges into the Company or (iii) the Company sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Redemption of the Rights:
The Rights will be redeemable at the Company’s option for $0.0001 per Right (payable in cash, Common Shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 4.99% or more of the Common Shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.0001 redemption price. The redemption price will be adjusted if the Company undertakes a stock dividend or a stock split.

Exchange Provision:
At any time after the date on which an Acquiring Person beneficially owns 4.99% or more of the Common Shares and prior to the acquisition by the Acquiring Person of 50% of the Common Shares, the Board may exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for Common Shares at an exchange ratio of one Common Share per Right (subject to adjustment). In certain circumstances, the Company may elect to exchange the Rights for cash or other securities of the Company having a value approximately equal to one Common Share.

Expiration of the Rights:
The Rights expire on the earliest of (i) 5:00 p.m., New York time, on the date that the votes of the stockholders of the Company, with respect to the Company’s 2014 Annual Meeting of Stockholders are certified, unless the continuation of the Rights is approved by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at Company’s 2014 Annual Meeting of Stockholders (or any adjournment or postponement thereof) duly held in accordance with the Company’s Amended and Restated Bylaws and applicable law (in which case clause (ii) will govern); or (iii) 5:00 p.m., New York time, on May 23, 2016.

Amendment of Terms of Benefit Plan and Rights:
The terms of the Rights and the Benefit Plan may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Benefit Plan may be amended without the consent of the holders of Rights in order to (i) cure any ambiguities, (ii) shorten or lengthen any time period pursuant to the Benefit Plan or (iii) make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights:	The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of the Company.
Anti-Dilution Provisions:
The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or Common Shares.
With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes:
The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

APPENDIX B

______________________________________________________________________________________________________
First Amendment
Dated as of November 11, 2013
To
Tax Benefit Preservation Plan
Dated as of May 23, 2013
by and between
DIGIRAD CORPORATION
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent
______________________________________________________________________________________________________
FIRST AMENDMENT
Amendment (this “Amendment”), dated as of November 11, 2013, by and between Digirad Corporation, a Delaware corporation, (the “Company”) and American Stock Transfer & Trust Company, a New York limited liability company, as rights agent (the “Rights Agent”).
W I T N E S S E T H
WHEREAS, the Company has heretofore executed and delivered to the Rights Agent a Tax Benefit Preservation Plan dated as of May 23, 2013 (the “Plan”) to provide for the protection of the Tax Benefits;
WHEREAS, the Company desires to amend the Plan to correct ambiguities and provisions inconsistent with other provisions contained therein, as provided herein; and
WHEREAS, pursuant to Section 28 of the Plan, prior to the occurrence of a Distribution Date, the Company may in its sole discretion amend the Plan in any respect without the approval of any holders of Rights Certificates, Preferred Shares or Common Shares, and the Rights Agent must, if the Company so directs, execute such amendment.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree as follows:
(1)Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.
(2)Definitions Amendment. The following definitions in Section 1 of the Plan are hereby amended as follows:
(a)The definition of “Beneficial Owner” and “Beneficially Own” in subsection (d) thereof, is hereby amended by striking subsection (d)(i) of the definition in its entirely and substituting the following in place thereof:
(d)    A Person will be deemed the “Beneficial Owner” of, and will be deemed to “Beneficially Own,” any securities:
(i)    that such Person or any of such Person’s Affiliates or Associates, directly or indirectly, owns or has the legal, equitable or contractual right or obligation to acquire (whether directly or indirectly and whether exercisable immediately or only after the passage of time, compliance with regulatory requirements, satisfaction of one or more conditions (whether or not within the control of such Person) or otherwise) (A) pursuant to any agreement, arrangement or understanding whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities); (B) upon the exercise of any conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; (C) pursuant to the power to revoke a trust, discretionary account or similar arrangement; (D) pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement, arrangement or understanding; or (E) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, any securities (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, Common Shares until such time as such securities are converted, exchanged or exercised, except to the extent that the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer pursuant to Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; provided, further, that a Person will not be deemed pursuant to this Section 1(d)(i) to be the Beneficial Owner of, or to Beneficially Own, securities (1) tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) issuable upon the exercise of Rights at any time prior to the occurrence of a Triggering Event; (3) issuable upon the exercise of Rights from and after the occurrence of a Triggering Event if such Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 (the “Original Rights”) or pursuant to Section 11(h) in connection with an adjustment made with respect to any Original Rights; or (4) that a Person or any of such Person’s Affiliates or Associates may be deemed to have the right to acquire pursuant to any merger or other acquisition agreement between the Company and such Person (or one or more of its Affiliates or Associates), or any tender, voting or support agreement entered into by such Person (or one or more of its Affiliates or Associates) in connection therewith, if such agreement has been approved by the Board prior to there being an Acquiring Person;
(b)In the definition of “Exemption Request” in subsection (u) thereof, the Section reference to “Section 24(d)” contained therein is deleted in its entirety and replaced with “Section 25(a)”.
(c)In the definition of “Exempt Person” in subsection (v) thereof, the following text should be inserted at the end of the definition immediately prior to the period at the end of the definition: “; or (iii) any Person so determined by the Board pursuant to Section 25”.
(3)Section Amendment. Sections 25(a) and 25(b) of the Plan are hereby amended to replace the reference to “subsection (ii) of Section 1(v)” in the first sentence in each such section with the reference to “subsection (iii) of Section 1(v)”.
(4)Governing Law. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.
(5)Counterparts. The parties may sign any number of copies of this Amendment. Each signed copy shall be an original, but all of them together represent the same agreement. The exchange of copies of this Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.
(6)Effect of Headings. The Section headings herein have been inserted for convenience of reference only, are not considered a part of this Amendment and shall in no way modify or restrict any of the terms or provisions hereof.
(7)Rights Agent. The Rights Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Amendment or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.
(8)Except as expressly amended hereby, the Plan is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the Plan for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, all as of the date first above written.

DIGIRAD CORPORATION

By:	/s/ Jeffry R. Keyes
	Name:	Jeffry R. Keyes
	Title:	Chief Financial Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Jennifer Donovan
	Name:	Jennifer Donovan
	Title:	Senior Vice President

APPENDIX C

DIGIRAD CORPORATION
2014 Equity Incentive Award Plan
Article 1
Establishment and Purpose

1.1Establishment of the Plan. Digirad Corporation, a Delaware corporation (the “Company” or “Digirad”), hereby establishes an incentive compensation plan (the “Plan”), as set forth in this document.
1.2Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company’s shareowners, and by providing Participants with an incentive for outstanding performance.
1.3Effective Date of the Plan. The Plan is effective as of the date the Plan is approved by the Company’s stockholders (the “Effective Date”). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company’s Bylaws.
Article 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
(a)“Applicable Law” means the legal requirements relating to the administration of options and share-based or performance-based awards under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.
(b)“Award” means, individually or collectively, a grant or award under this Plan of Stock Options, Stock Appreciation Rights, Restricted Stock (including unrestricted Stock), Restricted Stock Units, Performance Stock Units, Performance Shares, Deferred Stock Awards or Other Stock-Based Awards, Dividend Equivalents Awards and Performance Bonus Awards.
(c)“Award Agreement” means an agreement which may be entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.
(d)“Board” or “Board of Directors” means the Digirad Board of Directors.
(e)“Cause” means willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company or any Subsidiary as determined by the Company in its sole discretion.
(f)“Change in Control” shall be deemed to have occurred if (1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareowners of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or (2) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company and any new Director whose election by the Board of Directors or nomination for election by the Company’s shareowners was approved by a vote of a majority of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or (3) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareowners of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets.
(g)“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h)“Committee” means the committee or committees of the Board of Directors given authority to administer the Plan as provided in Article 3.
(i)“Consultant” means any consultant or adviser if:
(i)The consultant or adviser renders bona fide services to the Company;
(ii)The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and
(iii)The consultant or adviser is a natural person who has contracted directly with the Company to render such services.
(j)“Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.
(k)“Deferred Stock” means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 9.
(l)“Director” means any individual who is a member of the Digirad Board of Directors. “Independent Director” means a member of the Board who is not an Employee of the Company.
(m)“Disability” means absence of an Employee from work under the relevant Company or Subsidiary long term disability plan; provided, however, that to entitle a Participant to an extended exercise period for an Incentive Stock Option, the Participant must be described in Section 22(m)(3) of the Code.
(n)“Dividend Equivalents” means a right granted to a Participant pursuant to Article 9 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.
(o)“Employee” means any employee, as defined in accordance with Section 3401(c) of the Code, of the Company or of one of the Company’s Subsidiaries. “Employment” means the employment of an Employee by the Company or one of its Subsidiaries. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.
(p)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.
(q)“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.
(r)“Fair Market Value” means the closing price on NASDAQ (“NASDAQ”) for a Share on the relevant date, or if such date was not a trading day, the immediately preceding trading date, all as determined by the Company. A trading day is any day that the Shares are traded on NASDAQ. In lieu of the foregoing, the Committee may, from time to time, select any other index or measurement to determine the Fair Market Value of Shares under the Plan, including but not limited to an average determined over a period of trading days, in a manner consistent with Section 409A of the Code for Awards subject to Section 409A of the Code, and in a manner consistent with Section 422 of the Code for Incentive Stock Options.
(s) “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.
(t)“Insider” means an Employee who is, on the relevant date, an officer, director, or ten percent (10%) beneficial owner of the Company, as those terms are defined under Section 16 of the Exchange Act.
(u)“Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.
(v)“Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(w) “Option” means an option to purchase Shares from Digirad. An Option may be either an Incentive Stock Option or Non-Qualified Stock Option.
(x)“Other Stock-Based Award” means an Award granted or denominated in Stock or units of Stock pursuant to Section 9.6 of the Plan.

(y)“Participant” means an Employee or former Employee, a Consultant, or a member of the Board who holds an outstanding Award granted under the Plan.
(z)“Performance-Based Award” means an Award granted to selected Covered Employees pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5), but which is subject to the terms and conditions set forth in Article 8. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.
(aa)“Performance Criteria” means the criteria provided in Section 8.6.
(ab)“Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
(ac)“Performance Stock Unit” and “Performance Share” each mean an Award granted to an Employee pursuant to Article 9 herein.
(ad)“Plan” means the Digirad Corporation 2014 Equity Award Incentive Plan, as it may be amended from time to time.
(ae)“Prior Plan” means the Digirad Corporation 2004 Equity Incentive Award Plan, as such plan may be amended from time to time.
(af)“Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m) of the Code.
(ag)“Restricted Stock” means Stock awarded to a Participant pursuant to Article 7 that is subject to certain restrictions and may be subject to risk of forfeiture.
(ah)“Restricted Stock Unit” means an Award granted pursuant to Section 7.9.
(ai) “Shares” or “Stock” means the shares of common stock of the Company.
(aj)“Stock Appreciation Right” or “SAR” means a right granted pursuant to Section 9.5 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.
(ak)“Subsidiary” means any corporation, partnership, venture or other entity in which Digirad holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The Committee may, at its sole discretion, designate, on such terms and conditions as the Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.
(al)“Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code.
(am)“Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time.
Article 3
Administration

3.1The Committee. The Plan shall be administered by the Compensation Committee of the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (a) a Non-Employee Director, (b) an “outside director” pursuant to Section 162(m) of the Code, and (c) an “independent director” under the listing requirements of the Nasdaq Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time. Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.
3.2Authority of the Committee. The Committee shall have complete control over the administration of the Plan and shall have the authority in its sole discretion to (a) exercise all of the powers granted to it under the Plan, (b) construe, interpret and implement the Plan, grant terms and grant notices, and all Award Agreements, (c) prescribe, amend and rescind rules and regulations relating to the Plan, including rules governing its own operations, (d) make all determinations necessary or advisable in administering the Plan, (e)

correct any defect, supply any omission and reconcile any inconsistency in the Plan, (f) amend the Plan to reflect changes in applicable law (whether or not the rights of the holder of any Award are adversely affected, unless otherwise provided by the Committee), (g) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms and conditions of such Awards, including, but not limited to, conditioning the exercise, vesting, payout or other term of condition of an Award on the achievement of Performance Goals (defined below), (h) unless otherwise provided by the Committee, amend any outstanding Award in any respect, not materially adverse to the Participant, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested, unrestricted or may be exercised (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award), (2) accelerate the time or times at which shares of Stock are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any shares of Stock delivered pursuant to such Award shall be Restricted Shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Grantee’s underlying Award), or (3) waive or amend any goals, restrictions or conditions applicable to such Award, or impose new goals, restrictions and (i) determine at any time whether, to what extent and under what circumstances and method or methods (1) Awards may be (A) settled in cash, shares of Stock, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award), (B) exercised or (C) canceled, forfeited or suspended, (2) Shares, other securities, cash, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant or of the Committee, or (3) Awards may be settled by the Company or any of its Subsidiaries or any of its or their designees.
No Award may be made under the Plan after the tenth anniversary of the Effective Date.
All determinations and decisions made by Digirad pursuant to the provisions of the Plan and all related orders or resolutions of the Committee shall be final, conclusive, and binding on all persons, including but not limited to the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.
Article 4
Shares Subject to the Plan

4.1Number of Shares. Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) 1,500,000 shares, plus (ii) the number of shares of common stock of the Company which remain available for grants of options or other awards under the Prior Plan as of the Effective Date, plus (iii) the number of Shares that, after the Effective Date, would again become available for issuance pursuant to the reserved share replenishment provisions of the Prior Plan as a result of, stock options issued thereunder expiring or becoming unexercisable for any reason before being exercised in full, or, as a result of restricted stock being forfeited to the Company or repurchased by the Company pursuant to the terms of the agreements governing such shares. The share replenishment provision of the immediately preceding Section 4.1(iii) shall be effective regardless of whether the Prior Plan has terminated or remains in effect. Notwithstanding the foregoing, in order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be 1,000,000, as adjusted under Sections 4.2 and 4.3.
4.2Share Accounting. Without limiting the discretion of the Committee under this section, the following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan or compliance with the foregoing limits:
(a)If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.
(b)Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash, other than an Option.
(c)If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, or an Option is settled without the payment of the exercise price, or the payment of taxes with respect to any Award is settled by a net exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised or other Awards that have vested.
4.3Adjustments in Authorized Plan Shares and Outstanding Awards. In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, liquidation, Share combination, Stock split, Stock dividend, or other change in the corporate structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Section 422 of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and, for Qualified Performance-Based Compensation, in accordance with Section 162(m) of the Code in the number and class of Shares which may be delivered under the Plan (including but not limited to individual limits), and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options, Shares of Restricted Stock, and

Performance Shares (and Restricted Stock Units, Performance Stock Units and other Awards whose value is based on a number of Shares) constituting outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.
4.4Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 4.3, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant during each calendar year shall be 500,000, provided that in no event shall any Participant receive one or more Awards of Restricted Stock or Other Stock-Based Awards in excess of 250,000 shares of Stock.
Article 5
Eligibility and Participation

5.1General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.
5.2Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Section 4.1 of the Plan.
Article 6
Stock Options

6.1Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to eligible Employees at any time and from time to time, and under such terms and conditions, as shall be determined by the Committee; provided, however, that no Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date. In addition, the Committee may, from time to time, provide for the payment of Dividend Equivalents on Options, prospectively and/or retroactively, on such terms and conditions as the Committee may require. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Employee, subject to the limitations set forth in Article 4.
6.2Form of Issuance. Each Option grant may be issued in the form of an Award Agreement and/or may be recorded on the books and records of the Company for the account of the Participant. If an Option is not issued in the form of an Award Agreement, then the Option shall be deemed granted as determined by the Committee. The terms and conditions of an Option shall be set forth in the Award Agreement, in the notice of the issuance of the grant, or in such other documents as the Committee shall determine. Such terms and conditions shall include the Exercise Price, the duration of the Option, the number of Shares to which an Option pertains (unless otherwise provided by the Committee, each Option may be exercised to purchase one Share), and such other provisions as the Committee shall determine.
6.3Exercise Price. Unless a greater Exercise Price is determined by the Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Subject to adjustment as provided in Section 4.3 herein or as otherwise provided herein, the terms of an Option may not be amended to reduce the exercise price nor may Options be cancelled or exchanged for cash, other awards or Options with an exercise price that is less than the exercise price of the original Options.
In the case of an Incentive Stock Option granted to any individual who, at the date of grant, owns stock possessing more than ten percent (10%) of the total combined voting power all classes of stock of the Company, such Incentive Stock Option shall be granted at a price that is not less than one hundred and ten percent (110%) of Fair Market Value on the date of grant and such Incentive Stock Option shall be exercisable for no more than five (5) years from the date of grant.
6.4Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant (which duration may be extended by the Committee); provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. In the event the Committee does not specify the expiration date of an Option, then such Option will expire on the tenth (10th) anniversary date of its grant, except as otherwise provided herein.
In the case of an Incentive Stock Option, such Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:
(a)The expiration date of the Incentive Stock Option.

(b)One year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.
(c)Three (3) months after the date of the Participant’s Termination of Employment for any reason other than Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2).
6.5Vesting of Options. A grant of Options shall vest at such times and under such terms and conditions as determined by the Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence. The Committee shall have the right to accelerate the vesting of any Option; however, the Chairman of the Board, or his successors, or such other persons designated by the Committee, shall have the authority to accelerate the vesting of Options for any Participant who is not an Insider.
6.6Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant; provided, however, that during a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant. Exercises of Options may be effected only on days and during the hours NASDAQ is open for regular trading. The Company may change or limit the times or days Options may be exercised. If an Option expires on a day or at a time when exercises are not permitted, then the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.
An Option shall be exercised by providing notice to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.
Additionally, the Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.
6.7Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
6.8Payment. Unless otherwise determined by the Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by Digirad.
The Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid.    Unless otherwise provided by the Committee in full or in part:
(a)Payment may be made in cash.
(b)Payment may be made by delivery of Shares owned by the Participant in partial (if in partial payment, then together with cash) or full payment.
(c)If the Company has designated a stockbroker to act as the Company’s agent to process Option exercises, an Option may be exercised by issuing an exercise notice together with instructions to such stockbroker irrevocably instructing the stockbroker: (i) to immediately sell (which shall include an exercise notice that becomes effective upon execution of a sale order) a sufficient portion of the Shares to be received from the Option exercise to pay the Exercise Price of the Options being exercised and the required tax withholding, and (ii) to deliver on the settlement date the portion of the proceeds of the sale equal to the Exercise Price and tax withholding to the Company. In the event the stockbroker sells any Shares on behalf of a Participant, the stockbroker shall be acting solely as the agent of the Participant, and the Company disclaims any responsibility for the actions of the stockbroker in making any such sales. However, if the Participant is an Insider, then the instruction to the stock broker to sell in the preceding sentence is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law. No Shares shall be issued until the settlement date and until the proceeds (equal to the Exercise Price and tax withholding) are paid to the Company.
(d)At any time, the Committee may, in addition to or in lieu of the foregoing, provide that an Option may be “stock settled,” which shall mean upon exercise of an Option, the Company may fully satisfy its obligation under the Option by delivering that number of shares of Stock found by taking the difference between (i) the Fair Market Value of the Stock on the exercise date, multiplied by the number of Options being exercised and (ii) the total Exercise Price of the Options being exercised, and dividing such difference by the Fair Market Value of the Stock on the exercise date.
If payment is made by the delivery of Shares, the value of the Shares delivered shall be equal to the then most recent Fair Market Value of the Shares established before the exercise of the Option.
Restricted Stock may not be used to pay the Exercise Price.
Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an “Executive Officer” of the Company shall be permitted to pay the Exercise Price of an Option in any method which would violate Section 13(h) of the Exchange Act.
6.9Termination of Employment. Unless otherwise provided by the Committee, the following limitations on exercise of Options shall apply upon Termination of Employment:
(a)Termination by Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to that Participant shall immediately vest as of the date of Termination of Employment and may be exercised, if at all, no more than five (5) years from the date of the Termination of Employment, unless the Options, by their terms, expire earlier.
(b)Termination for Cause. In the event of the Participant’s Termination of Employment by the Company for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Options.
(c)Other Termination of Employment. In the event of the Participant’s Termination of Employment for any reason other than the reasons set forth in (a) or (b), above:
(i)All outstanding Options which are vested as of the effective date of Termination of Employment may be exercised, if at all, no more than five (5) years from the date of Termination of Employment if the Participant is eligible to retire, or three (3) months from the date of the Termination of Employment if the Participant is not eligible to retire, as the case may be, unless in either case the Options, by their terms, expire earlier; and
(ii)In the event of the death of the Participant after Termination of Employment, this paragraph (c) shall still apply and not paragraph (a), above.
(d)Options not Vested at Termination. Except as provided in paragraph (a) above, all Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).
(e)Other Terms and Conditions. Notwithstanding the foregoing, the Committee may, in its sole discretion, establish different, or waive, terms and conditions pertaining to the effect of Termination of Employment on Options, whether or not the Options are outstanding, but no such modification shall shorten the terms of Options issued prior to such modification or otherwise be materially adverse to the Participant.
6.10Restrictions on Exercise and Transfer of Options. Unless otherwise provided by the Committee:
(a)During the Participant’s lifetime, the Participant’s Options shall be exercisable only by the Participant or by the Participant’s guardian or legal representative. After the death of the Participant, except as otherwise provided by Article 10, an Option shall only be exercised by the holder thereof (including, but not limited to, an executor or administrator of a decedent’s estate) or his or her guardian or legal representative.
(b)No Option shall be transferable except: (i) in the case of the Participant, only upon the Participant’s death and in accordance with Article 10; and (ii) in the case of any holder after the Participant’s death, only by will or by the laws of descent and distribution; and (iii) pursuant to a domestic relations order.
Article 7
Restricted Stock

7.1Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to eligible Employees in such amounts, subject to the limitations in Article 4, and upon such terms and conditions as the Committee shall determine. In addition to any other terms and conditions imposed by the Committee, vesting of Restricted Stock may be conditioned upon the achievement of Performance Goals in the same manner as provided in Section 8.6, herein, with respect to Performance-Based Awards.
7.2Restricted Stock Agreement. The Committee may require, as a condition to receiving a Restricted Stock Award, that the Participant enter into a Restricted Stock Award Agreement, setting forth the terms and conditions of the Award. In lieu of a Restricted Stock Award Agreement, the Committee may provide the terms and conditions of an Award in a notice to the Participant of the Award, on the Stock certificate representing the Restricted Stock, in the resolution approving the Award, or in such other manner as it deems appropriate.
7.3Transferability. Except as otherwise provided in this Article 7, and subject to any additional terms in the grant thereof, Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until fully vested.
7.4Restrictions. The Restricted Stock shall be subject to such vesting terms, including the achievement of Performance Goals (as described in Section 8.6), as may be determined by the Committee. Unless otherwise provided by the Committee, to the extent Restricted Stock is subject to any condition to vesting, if such condition or conditions are not satisfied by the time the period for achieving such condition has expired, such Restricted Stock shall be forfeited. The Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including but not limited to a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The Committee may also grant Restricted Stock without any terms or conditions in the form of vested Stock Awards.
The Company shall also have the right to retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as the Shares are fully vested and all conditions and/or restrictions applicable to such Shares have been satisfied.
7.5Removal of Restrictions. Except as otherwise provided in this Article 7 or otherwise provided in the grant thereof, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after completion of all conditions to vesting, if any. However, the Committee, in its sole discretion, shall have the right to immediately vest the shares and waive all or part of the restrictions and conditions with regard to all or part of the Shares held by any Participant at any time.
7.6Voting Rights, Dividends and Other Distributions. Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights and shall receive all dividends and distributions paid with respect to such Shares. The Committee may require that dividends and other distributions, other than regular cash dividends, paid to Participants with respect to Shares of Restricted Stock be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid. If any such dividends or distributions are paid in Shares, the Shares shall automatically be subject to the same restrictions and conditions as the Shares of Restricted Stock with respect to which they were paid.
7.7Termination of Employment Due to Death or Disability. In the event of the Participant’s Termination of Employment by reason of death or Disability, unless otherwise determined by the Committee, all restrictions imposed on outstanding Shares of Restricted Stock held by the Participant shall immediately lapse and the Restricted Stock shall immediately become fully vested as of the date of Termination of Employment.
7.8Termination of Employment for Other Reasons. Unless otherwise provided by the Committee, in the event of the Participant’s Termination of Employment for any reason other than those specifically set forth in Section 7.7 herein, all Shares of Restricted Stock held by the Participant which are not vested as of the effective date of Termination of Employment immediately shall be forfeited and returned to the Company.
7.9Restricted Stock Units. In lieu of or in addition to Restricted Stock, the Committee may grant Restricted Stock Units under such terms and conditions as shall be determined by the Committee. Restricted Stock Units shall be subject to the same terms and conditions under this Plan as Restricted Stock except as otherwise provided in this Plan or as otherwise provided by the Committee. Except as otherwise provided by the Committee, the award shall be settled and paid out promptly upon vesting (to the extent permitted by Section 409A of the Code), and the Participant holding such Restricted Stock Units shall receive, as determined by the Committee, Shares (or cash equal to the Fair Market Value of the number of Shares as of the date the Award becomes payable) equal to the number of such Restricted Stock Units. Restricted Stock Units shall not be transferable, shall have no voting rights, and shall not receive dividends, but shall, unless otherwise provided by the Committee, receive Dividend Equivalents at the time and at the same rate as dividends are paid on Shares with the same record and pay dates. Upon a Participant’s Termination of Employment due to death or Disability, the Committee will determine whether there should be any acceleration of vesting.

Article 8
Performance-Based Awards

8.1Purpose. The purpose of this Article 8 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 7 and 9 (other than SARs awarded under Section 9.5) as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 8 shall control over any contrary provision contained in Articles 7 or 9; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 8.
8.2Applicability. This Article 8 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
8.3Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m) of the Code, with respect to any Award granted under Articles 7 and 9 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service, and not later than after twenty-five percent (25%) of such period has elapsed (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
8.4Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.
8.5Performance Period. The Performance Period is set by the Committee for each Award.
8.6Performance Goals. For each Performance-Based Award, the Committee shall establish (and may establish for other Awards) performance objectives (“Performance Goals”) for the Company, its Subsidiaries, and/or divisions of any of foregoing, using the Performance Criteria and other factors set forth in (a) and (b), below. It may also use other criteria or factors in establishing Performance Goals in addition to or in lieu of the foregoing. A Performance Goal may be stated as an absolute value or as a value determined relative to an index, budget, prior period, similar measures of a peer group of other companies or other standard selected by the Committee. Performance Goals shall include payout tables, formulas or other standards to be used in determining the extent to which the Performance Goals are met, and, if met, the number of Performance Shares and/or Performance Stock Units which would be converted into Stock and/or cash (or the rate of such conversion) and distributed to Participants in accordance with Section 8.6. Unless previously canceled or reduced, Performance Shares and Performance Stock Units which may not be converted because of failure in whole or in part to satisfy the relevant Performance Goals or for any other reason shall be canceled at the time they would otherwise be distributable.
The Performance Criteria which the Committee is authorized to use, in its sole discretion, are any of the following criteria or any combination thereof, including but not limited to the offset against each other of any combination of the following criteria:
(a)Financial performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or a division of any of the foregoing. Such financial performance may be based on net income, economic value added (as determined by the Committee), EBITDA (earnings before interest, taxes, depreciation and amortization), revenues, sales, expenses, costs, gross margin, operating margin, profit margin, pre-tax profit, market share, volumes of a particular product or service or category thereof, including but not limited to a product’s life cycle (for example, products introduced in the last two years), number of customers, number of products for sale, return on net assets, return on assets, return on capital, return on invested capital, cash flow, free cash flow, operating cash flow, operating revenues, operating expenses, operating income, and/or completion of capital raising transaction.

(b)Service performance of the Company (on a consolidated basis), of one or more of its Subsidiaries, and/or of a division of any of the foregoing. Employee satisfaction, employee retention, product development, completion of a joint venture or other corporate transaction, completion of an identified special project, and effectiveness of management.
(c)The Company’s Stock price, return on stockholders’ equity, total stockholder return (Stock price appreciation plus dividends, assuming the reinvestment of dividends), and/or earnings per Share.
(d)Impacts of acquisitions, dispositions, or restructurings, on any of the foregoing.
Unless otherwise provided by the Committee at any time, no such adjustment shall be made for a current or former executive officer to the extent such adjustment would cause an Award to fail to satisfy the performance based exemption of Section 162(m) of the Code.
If the material terms of the Performance Criteria are not changed, they will be disclosed to and reported to the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the Performance Criteria.
8.7Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code that are requirements for qualification as qualified performance-based compensation as described in Section 162(m) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.
8.8Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Performance Stock Units and Performance Shares shall be forfeited by the Participant to the Company.
8.9Nontransferability. Performance Stock Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.
Article 9
Other Types of Awards

9.1Performance Share Awards. Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
9.2Performance Stock Units. Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.
9.3Dividend Equivalents.
(a)Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee, in a matter consistent with the rules of Section 409A of the Code.
(b)Dividend Equivalents granted with respect to Options or SARs shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.
9.4Deferred Stock. Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock Award will not be issued until the Deferred Stock Award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.
9.5Stock Appreciation Rights. Any Participant selected by the Committee may be granted one or more SARs.  SARs may be granted alone or in tandem with Options. With respect to SARs granted in tandem with Options, the exercise of either such Options or such SARs shall result in the simultaneous cancellation of the same number of tandem SARs or Options, as the case may be. The exercise price per share of Stock covered by a SAR granted pursuant to the Plan shall be equal to or greater than Fair Market Value on the date the SAR was granted.  The term of each SAR shall be determined by the Committee in its sole discretion, but in no event shall the term exceed ten (10) years from the date of grant.  SARs may be settled in the form of cash, shares of Stock or a combination of cash and shares of Stock, as determined by the Committee.
9.6Other Stock-Based Awards. Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.
9.7Performance Bonus Awards. Any Participant selected by the Committee may be granted one or more Performance-Based Awards in the form of a cash bonus (a “Performance Bonus Award”) payable upon the attainment of Performance Goals that are established by the Committee and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 8. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $1,500,000.
9.8Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion.
9.9Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.
9.10Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Restricted Stock Units or Other Stock-Based Award may be exercised or paid subsequent to a Termination of Employment, or following a Change in Control of the Company, or because of the Participant’s retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.
9.11Form of Payment. Payments with respect to any Awards granted under this Article 9 shall be made in cash, in Stock or a combination of both, as determined by the Committee.
9.12Award Agreement. All Awards under this Article 9 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.
9.13Termination of Employment for Cause. In the event of the Termination of Employment of a Participant by the Company for Cause, all Awards under this Article 9 shall be forfeited by the Participant to the Company.
9.14Nontransferability. Unless otherwise provided by the Committee, all Awards under this Article 9 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than in accordance with Article 10 or pursuant to a domestic relations order.
Article 10
Beneficiary Designation

Notwithstanding Section 6.10, 7.3, 7.9 and 9.14, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
Article 11
Employee Matters

11.1Employment Not Guaranteed. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or one of its Subsidiaries.
11.2Participation. No Employee shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
11.3Reimbursement of Company for Unearned or Ill-gotten Gains. Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Committee may, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant who personally engaged in one of more acts of fraud or misconduct that have caused or partially caused the need for such restatement or any current or former chief executive officer, chief financial officer, or executive officer, regardless of their conduct, to reimburse the Company in a manner consistent with Section 409A of the Code, if the Award constitutes “Non-Qualified Deferred Compensation,” for all or any portion of any Awards granted or settled under this Plan (with each such case being a “Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, in excess of the amount the Participant would have received under the accounting restatement.
Article 12
Change in Control

Unless the Committee provides otherwise prior to the grant of an Award, upon the occurrence of a Change in Control, the following shall apply to such Award:
(a)Any and all Options granted hereunder to a Participant immediately shall become vested and exercisable upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason”;
(b)Any restriction periods and all restrictions imposed on Restricted Stock and Restricted Stock Units shall lapse and they shall immediately become fully vested upon the Termination of Employment of the Participant by the Company or by the Participant for “Good Reason” provided, Restricted Stock Units shall be settled in accordance with the terms of the grant without regard to the Change in Control unless the Change in Control constitutes a “change in control event” within the meaning of Section 409A of the Code and such Termination of Employment occurs within two years following such Change in Control, in which case the Restricted Stock Units shall be settled and paid out with such Termination of Employment;
(c)Unless otherwise determined by the Committee, the payout of Performance Stock Units and Performance Shares shall be determined exclusively by the attainment of the Performance Goals established by the Committee, which may not be modified after the Change in Control, and Digirad shall not have the right to reduce the Awards for any other reason;
(d)For purposes of this Plan, “Good Reason” means in connection with a termination of employment by a Participant within two (2) years following a Change in Control, (a) a material adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control, or (b) any material reduction in the Participant’s base salary rate or target annual bonus, in each case as in effect immediately prior to the Change in Control, or (c) the relocation of the Participant’s principal place of employment to a location that is more than fifty (50) miles from the location where the Participant was principally employed at the time of the Change in Control or materially increases the time of the Participant’s commute as compared to the Participant’s commute at the time of the Change in Control (except for required travel on the Company’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).
In order to invoke a Termination of Employment for Good Reason, a Participant must provide written notice to Digirad or the Employer with respect to which the Participant is employed or providing services of the existence of one or more of the conditions constituting Good Reason within ninety (90) days following the Participant’s knowledge of the initial existence of such condition or conditions, specifying in reasonable detail the conditions constituting Good Reason, and Digirad shall have thirty (30) days following receipt of such written notice (the “Cure Period”) during which it may remedy the condition. In the event that Digirad or the Employer fails to remedy the condition constituting Good Reason during the applicable Cure Period, the Participant’s “separation from service” (within the meaning of Section 409A of the Code) must occur, if at all, within two (2) years following such Cure Period in order for such termination as a result of such condition to constitute a Termination of Employment for Good Reason.
Article 13
Amendment, Modification, and Termination

13.1Amendment, Modification, and Termination. With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Section 4.3), or (ii) permits the Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) change the granting corporation or (vi) the type of stock. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share Exercise Price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Section 4.3, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share Exercise Price.
13.2Awards Previously Granted. No termination, amendment, or modification of the Plan or any Award (other than Performance Shares or Performance Stock Units) shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided, however, that any such modification made for the purpose of complying with Section 409A of the Code may be made by the Company without the consent of any Participant.
13.3Delay in Payment. To the extent required in order to avoid the imposition of any interest and/or additional tax under Section 409A(a)(1)(B) of the Code, any amount that is considered deferred compensation under the Plan or Agreement and that is required to be postponed pursuant to Section 409A of the Code, following the a Participant’s Termination of Employment shall be delayed for six (6) months if a Participant is deemed to be a “specified employee” as defined in Section 409A(a)(2)(i)(B) of the Code; provided that, if the Participant dies during the postponement period prior to the payment of the postponed amount, the amounts withheld on account of Section 409A of the Code shall be paid to the executor or administrator of the decedent’s estate within 60 days following the date of his death. A “Specified Employee” means any Participant who is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof), as determined by Digirad in accordance with its uniform policy with respect to all arrangements subject to Section 409A of the Code, based upon the twelve (12) month period ending on each December 31st (such twelve (12) month period is referred to below as the “identification period”). All Participants who are determined to be key employees under Section 416(i) of the Code (without regard to paragraph (5) thereof) during the identification period shall be treated as Specified Employees for purposes of the Plan during the twelve (12) month period that begins on the first day of the 4th month following the close of such identification period.
Article 14
Withholding

14.1Tax Withholding. Unless otherwise provided by the Committee, the Company shall deduct or withhold any amount needed to satisfy any foreign, federal, state, or local tax (including but not limited to the Participant’s employment tax obligations) required by law to be withheld with respect to any taxable event arising or as a result of this Plan (“Withholding Taxes”).
14.2Share Withholding. Unless otherwise provided by the Committee, upon the exercise of Options, the lapse of restrictions on Restricted Stock, the vesting of Restricted Stock Units the distribution of Performance Shares in the form of Stock, or any other taxable event hereunder involving the transfer of Stock to a Participant, the Company shall withhold Stock equal in value, using the Fair Market Value on the date determined by the Company to be used to value the Stock for tax purposes, to the Withholding Taxes applicable to such transaction.
Any fractional Share of Stock payable to a Participant shall be withheld as additional Federal withholding, or, at the option of the Company, paid in cash to the Participant.
Unless otherwise determined by the Committee, when the method of payment for the Exercise Price is from the sale by a stockbroker pursuant to Section 6.9(c), herein, of the Stock acquired through the Option exercise, then the tax withholding shall be satisfied out of the proceeds. For administrative purposes in determining the amount of taxes due, the sale price of such Stock shall be deemed to be the Fair Market Value of the Stock.

If permitted by the Committee, prior to the end of any Performance Period a Participant may elect to have a greater amount of Stock withheld from the distribution of Performance Shares to pay withholding taxes; provided, however, the Committee may prohibit or limit any individual election or all such elections at any time.
Alternatively, or in combination with the foregoing, the Committee may require Withholding Taxes to be paid in cash by the Participant or by the sale of a portion of the Stock being distributed in connection with an Award, or by a combination thereof.
The withholding of taxes is intended to comply with the requirements of Rule 10b5-1(c)(1)(i)(B) of the Exchange Act to the extent permitted by law.
Article 15
Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.
Article 16
Legal Construction

16.1Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
16.2Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
16.3Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.
16.4Errors. At any time Digirad may correct any error made under the Plan without prejudice to Digirad. Such corrections may include, among other things, changing or revoking an issuance of an Award.
16.5Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by Digirad or the General Counsel, Secretary or Assistant Secretary, or their respective delegates or shall be made in such other manner as permitted or required by Digirad or the General Counsel, Secretary or Assistant Secretary, or their respective delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by Digirad (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. Digirad may limit the time an election may be made in advance of any deadline.
Where any notice or filing required or permitted to be given to Digirad under the Plan, it shall be delivered to the principal office of Digirad, directed to the attention of the General Counsel of Digirad or his or her successor. Such notice shall be deemed given on the date of delivery.
Notice to the Participant shall be deemed given when mailed (or sent by telecopy) to the Participant’s work or home address as shown on the records of Digirad or, at the option of Digirad, to the Participant’s e-mail address as shown on the records of Digirad.
It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of Digirad. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.
16.6Governing Law. To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the State of Delaware, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.
16.7Venue. The Company and the Participant to whom an award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts of Delaware with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan. To achieve certainty regarding the appropriate forum in which to prosecute and defend actions arising out of or relating to this Plan, and to ensure consistency in application and interpretation of the Governing Law to the Plan, the parties agree that (a) sole and exclusive appropriate venue for any such action shall be an appropriate federal or state court in Delaware, and no other, (b) all claims with respect to any such action shall be heard and determined exclusively in such Delaware court, and no other, (c) such Delaware court shall have sole and exclusive jurisdiction over the person of such parties and over the subject matter of any dispute relating hereto and (d) that the parties waive any and all objections and defenses to bringing any such action before such [California] court, including but not limited to those relating to lack of personal jurisdiction, improper venue or forum non conveniens.
16.8409A Compliance. Awards under the Plan may be structured to be exempt from or be subject to Section 409A of the Code. To the extent that Awards granted under the Plan are subject to Section 409A of the Code, the Plan will be construed and administered in a manner that enables the Plan and such Awards to comply with the provisions of Section 409A of the Code.
16.9No Obligation to Notify. Digirad shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, Digirad shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. Digirad has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.
16.10Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
16.11Reporting. The Company will provide grantees who are awarded Incentive Stock Options with statements in accordance with Section 6039(b) of the Code and will file a return with the Internal Revenue Service with respect to grantees who are awarded Incentive Stock Options in accordance with Section 6039(a)(1) of the Code. The Company will provide grantees who are awarded Non-Qualified Stock Options with a statement containing the information set forth in Treas. Reg. Section 1.61-15(c)(3).

2014 ANNUAL MEETING OF STOCKHOLDERS OF

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DIGIRAD CORPORATION
1048 Industrial Court
Suwanee, GA 30024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Matthew G. Molchan or Jeffrey E. Eberwein, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the 2014 Annual Meeting of Stockholders of Digirad Corporation to be held on May 12, 2014 or at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 4 AND 5. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED: “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 4 AND 5, AND AS THE PROXY HOLDERS MAY DETERMINE IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE.
(Continued and to be signed on the reverse side)

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2014 ANNUAL MEETING OF STOCKHOLDERS OF
DIGIRAD CORPORATION
May 12, 2014

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL : The Notice of Meeting, proxy statement and proxy card are available at http://drad.client.shareholder.com/sec.cfm

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS IDENTIFIED IN ITEMS 1, 2, 3, 4 AND 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

1. Election of Directors:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES:				FOR	AGAINST	ABSTAIN
	O John M. Climaco O Jeffrey E. Eberwein O Charles M. Gillman O James B. Hawkins O Matthew G. Molchan O John W. Sayward O Michael A. Cunnion		2.	The ratification of the appointment of Ernst & Young LLP as the independent auditors for the fiscal year ending December 31, 2014.	☐	☐	☐

			3.	The advisory (non-binding) approval of named executive officer compensation.	☐	☐	☐
			4.	Approval of the Amended Tax Benefit Preservation Plan.	☐	☐	☐
			5.	The approval of the 2014 Stock Incentive Plan.	☐	☐	☐

The undersigned acknowledges receipt from the Company before the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders and the 2012 Annual Report to Stockholders.

INSTRUCTIONS : To withhold authority to vote for any individual nominee(s), mark “ FOR ALL EXCEPT ” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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